       As filed with the Securities and Exchange Commission on February 12, 1999
                                                               File No.  33-2610
                                                               File No. 811-4550
--------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933             [X]

                       Post-Effective Amendment No. 49             [X]

                                       and

                             REGISTRATION STATEMENT
                  UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

                              Amendment No. 51                     [X]

                               THE MAINSTAY FUNDS
                               ------------------
               (Exact Name of Registrant as Specified in Charter)
                                51 Madison Avenue
                            New York, New York 10010
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                 (212) 576-5773
                          -----------------------------
              (Registrant's Telephone Number, including Area Code)

                                                    with a copy to:
Sara L. Badler, Esq.                                Jeffrey L. Steele, Esq.
The MainStay Funds                                  Dechert Price & Rhoads
51 Madison Avenue                                   1775 Eye Street, N.W.
New York, New York  10010                           Washington, DC  20006
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)




It is proposed that this filing will become effective (check appropriate box)
[ ]   Immediately upon filing pursuant to       [ ]  on (     ) pursuant to paragraph
      paragraph (b), or                              (b), or

[ ]   60 days after filing pursuant to          [ ]  on September 1, 1998 pursuant to
      paragraph (a)(1), or                           paragraph (a)(1), or

[X]   75 days after filing pursuant to          [ ]  on (     ) pursuant to paragraph
      paragraph (a)(2), or                           (a)(2), of Rule 485.



--------------------------------------------------------------------------------

                           PROSPECTUS AND STATEMENT OF
                       ADDITIONAL INFORMATION RELATING TO
                               THE MAINSTAY FUNDS
                              CROSS REFERENCE SHEET

                           ITEMS REQUIRED BY FORM N-1A

Item Number in Part A                       Prospectus Caption
---------------------                       ------------------
        1                                   Front Cover Page; Back Cover Page

        2                                   Investment  Objectives,  Strategies
                                            and Risks: An Overview

        3                                   Investment  Objectives,  Strategies
                                            and Risks: An Overview

        4                                   Investment  Objectives,  Strategies
                                            and Risks: An Overview

        5                                   See Annual Reports

        6                                   Know With Whom You're Investing

        7                                   Sales  Charges and  Distribution  Fees;
                                            What are the Differences Among the
                                            Classes?;  Account  Policies:  Buying,
                                            Selling  and  Exchanging  Shares;
                                            Decide How to Receive Your Earnings;
                                            Understand the Tax Consequences

        8                                   Sales  Charges and  Distributions
                                            Fees; What are the Differences Among
                                            the Classes

        9                                   Financial Highlights

Item Number in Part B                                Statement   of   Additional
---------------------                                ---------------------------
                                                     Information Caption*
                                                     --------------------

        10                                  Cover Page and Table of Contents

        11                                  Organization and Capitalization

        12                                  The MainStay Funds; Additional
                                            Information   About  Certain  Funds;

                                            Investment Practices and Instruments
                                            Common to Multiple Funds

        13                                  Trustees and Officers

        14                                  Other Information

        15                                  The Manager, the Sub-Advisers and
                                            the Distributor

        16                                  Portfolio   Transactions   and
                                            Brokerages

        17                                  Organization and Capitalization

        18                                  Net   Asset  Value;   Shareholder
                                            Investment Account;  Purchases,
                                            Redemption, Exchange and Repurchase

        19                                  Tax Status

        20                                  The Manager, the Sub-Advisers and
                                            the Distributor

        21                                  Calculation  of   Performance;
                                            Quotations; Tax Status

        22                                  Financial Statements

* Information regarding MainStay MAP Equity Fund is included in a combined statement of additional information for all series of the registrant.

   MainStay MAP Equity Fund Prospectus                                 , 1999

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The MainStay MAP Equity Fund is a series of The MainStay Funds. MainStay offers 22 mutual funds in addition to the Equity Fund.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                 What's Inside?

MAP Equity Fund............................................................... 3
Sales Charges and Distribution Fees........................................... 5
Account Policies: Buying, Selling and Exchanging Shares....................... 9
Decide How to Receive Your Earnings...........................................15
Understand the Tax Consequences...............................................16
Know With Whom You're Investing...............................................17
Financial Highlights..........................................................18

                                MAP EQUITY FUND

INVESTMENT OBJECTIVE -- The MAP Equity Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective. [The Fund's investment objective may be changed without shareholder approval.]

PRINCIPAL INVESTMENT STRATEGIES -- The Fund normally invests at least 65% of its total assets in equity-type securities, including common stocks, as well as securities convertible into, or exchangeable for, common stocks. The Fund primarily invests in the securities of domestic issuers.

In pursuing the Fund's investment objective, the Sub-Adviser seeks to identify securities that are out of favor but where a catalyst exists for turning such securities into investments that the Sub-Adviser believes will have improved performance [i.e., value opportunities]. Factors examined by the Sub-Adviser to indicate value include: statistical indications, such as low multiples of book value or cash flow, and more fundamental factors, such as industry consolidations. The Sub-Adviser also places emphasis on the presence of a catalyst that may unlock a company's potential, such as management changes, restructurings and sales of underperforming assets. In selecting securities for investment, the Sub-Adviser also assesses the judgment, quality and integrity of company management and the track record of product development.

Although under normal circumstances the Fund intends to hold its securities for a relatively long period of time, the Sub-Adviser may sell investments when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of capital gains. Certain securities may be acquired from time to time in an effort to earn short-term profits.

RISKS -- The NET ASSET VALUE of the Fund will fluctuate and you could lose money by investing in the Fund. Investment in common stocks and securities convertible into common stocks is particularly subject to the risk of changing economic, stock market, industry and company conditions, which can adversely affect the value of the Fund's holdings. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TEMPORARY DEFENSIVE INVESTMENTS -- In times of unusual or adverse market, economic or political conditions, or during periods when the Sub-Adviser believes that investment opportunities in the equity markets are diminished (due to either fundamental changes in those markets or an anticipated general decline in the value of equity securities), for temporary defensive purposes, the Fund may invest in cash, preferred stock, [money market investments or other debt or debt-related instruments.]

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Fund by showing changes in its performance over a ten year period and by showing how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. The Fund commenced operations in 1970 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant
to an Agreement and Plan of Reorganization dated        , 1999, the MAP-Equity
Fund is to be reorganized as the MainStay MAP Equity Fund on or about June   ,
1999. The shares of the MAP-Equity Fund are being designated as Class I shares of the Fund. Class A, Class B and Class C shares of the Fund will be first
offered on           , 1999. The performance figures shown reflect the
performance of the MAP-Equity Fund (the Fund's Class I shares) for the periods ended December 31, 1998. The performance of the Fund's Class A, Class B and Class C shares is expected to vary based on differences in their expense structures. The performance of the Fund's Class A, Class B and Class C shares will be lower than the performance of the Fund's Class I shares, which do not impose a Rule 12b-1 fee. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Fund will perform in the future.


                         BAR CHART
EQUITY FUND (CLASS I)                   QUARTER/YEAR  RETURN
Highest Return/Best Quarter
Lowest Return/Worst Quarter

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/98
                                    1 YEAR   5 YEARS   10 YEARS
Equity Fund
  Class I
S&P 500*

* The Standard & Poor's Composite Stock Price Index (the "S&P 500") is an unmanaged index which generally is representative of the U.S. stock market.

                                    EXPENSES
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Example" is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeem all your shares or if you hold them. The Example also assumes that your investment has a 5% return each year and that the Fund operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. There is no sales charge (load) on reinvested dividends.

             Sales Charges and Operating
Expenses                                               Examples

                               CLASS   CLASS   CLASS   CLASS   CLASS                              CLASS       ASSUMING
                                                                                                               CLASS
MAP EQUITY FUND                                                                                       B            C
                                                               A
SHAREHOLDER FEES (FEES PAID                                                 ASSUMING         REDEMPTION     ASSUMING
 DIRECTLY FROM YOUR                                            EXPENSES         NO           AT THE END           NO
 INVESTMENT)                       A       B       C       I   AFTER        REDEMPTION   OF EACH PERIOD   REDEMPTION
                                                               -----------     ---            ----           ---
Maximum Sales Charge (Load)
  Imposed on Purchases of
  Shares (as a percentage of
  offering price)              5.50%   None    None    None      1 year $      $              $              $
                                                                 3 years $     $              $              $
                                                                 5 years $     $              $              $
                                                                10 years $     $              $              $
Maximum Deferred Sales Charge
  (Load) (as a percentage of
  redemption proceeds)(1)      None    5.00%   1.00%   None
Exchange Fee                     *       *       *       *
ANNUAL FUND OPERATING
  EXPENSES (EXPENSES THAT ARE
  DEDUCTED FROM FUND ASSETS)
Management Fees                   %       %       %       %
Distribution and/or Service
  (12b-1) Fees(2)                 %       %       %    None
Other Expenses                    %       %       %       %
                               ---     ---     ---     ---
Total Fund Operating
  Expenses(3)                     %       %       %       %
                               ===     ===     ===     ===


                                                CLASS
                                     ASSUMING
MAP EQUITY FUND
SHAREHOLDER FEES (FEES PAID        REDEMPTION   I
 DIRECTLY FROM YOUR                AT THE END
 INVESTMENT)                   OF EACH PERIOD   EXPENSES
                                    ----        --------
Maximum Sales Charge (Load)
  Imposed on Purchases of
  Shares (as a percentage of
  offering price)                   $           $
                                    $           $
                                    $           $
                                    $           $
Maximum Deferred Sales Charge
  (Load) (as a percentage of
  redemption proceeds)(1)
Exchange Fee
ANNUAL FUND OPERATING
  EXPENSES (EXPENSES THAT ARE
  DEDUCTED FROM FUND ASSETS)
Management Fees
Distribution and/or Service
  (12b-1) Fees(2)
Other Expenses
Total Fund Operating
  Expenses(3)

* Except as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee will be imposed.
1. Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class A shares that were part of a purchase of $1 million or more, effected within one year of the date of purchase. The amount of the contingent deferred sales charge applicable to Class B shares will depend on the number of years since the shareholder purchased the shares being redeemed. See "Sales Charges and Distribution Fees-Contingent Deferred Sales Charge, Class B and Class C." A contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares effected within one year of the date of purchase.
2. Because the distribution fee is an annual fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges. For a description of the distribution plans adopted by the Funds, see "Sales Charges and Distribution Fees."
3. The Manager has agreed to assume Class I expenses to the extent Class I total operating expenses exceed 1.00% on an annual basis for a period of two years from the date of this prospectus, after which time the Manager may discontinue assuming such expenses.

                      Sales Charges and Distribution Fees

The Class A, Class B, Class C and Class I shares differ because each bears its own service and distribution expenses (Rule 12b-1 fees), as applicable, and any other specific class expenses the Board of Trustees may approve. In addition, the classes impose different sales charges, as applicable.

Your investment professional can help you determine which type of sales charge would be better for you, based on how much and how long you wish to invest and certain other factors. The sales charges are outlined in the table below.

Class I shares are only available to shareholders who held shares of the Fund on
the date it was reorganized, which is expected to be on or about June   , 1999,
and institutions that [insert qualifying factors].

            CLASS A SHARES                                             CLASS B SHARES

            You will pay a sales charge when you buy Class A shares
            as follows:
                                                    SALES CHARGE AS
                                                    A PERCENTAGE OF:
                                                   ------------------
                                                               NET
                          AMOUNT OF                OFFERING   AMOUNT
                          PURCHASE                  PRICE    INVESTED
             -------------------------------------------------------
            Less than $50,000....................   5.50%     5.82%
            $50,000 to $99,999...................   4.50%     4.71%
            $100,000 to $249,999.................   3.50%     3.63%
            $250,000 to $499,999.................   2.50%     2.56%
            $500,000 to $999,999.................   2.00%     2.04%
            $1,000,000 or more*..................    None      None
            -------------------------------------------------------
            * No sales charge applies on investments of $1 million or
            more, but a contingent deferred sales charge of 1% is
              imposed on certain redemptions of such shares within
              one year of the date of purchase. See "Reduced Sales
              Charges on Class A Shares--Contingent Deferred Sales
              Charge, Class A."

                                                                       You pay no up-front sales charge,
                                                                       your full investment goes toward
                                                                       buying shares, so you start off
                                                                       owning more shares.
            Although an investor will not pay an initial sales charge
            on investments of $1,000,000 or more, NYLIFE Distributors
            Inc., the Funds' distributor, will pay, from its own
            resources, a commission to dealers on such investments.
            You will pay the offering price which is net asset value
            plus the sales charge.
            Since some of your investment goes to pay an up-front
            sales charge, you start owning fewer shares. But, you're
            usually better off paying up-front if you:
            - plan to own the shares for an extended period of time,
              since the ongoing Rule 12b-1 fees on Class B and Class
              C shares will eventually exceed the cost of the
              up-front sales charge; or
            - qualify for a reduced sales charge.


        goes toward buying
        shares, so you start off
        owning

   UP-FRONT
     SALES CHARGE


            CLASS C SHARES                                             CLASS I SHARES

            You pay no up-front sales charge, your full investment     Not Applicable.
            goes toward buying shares, so you start off owning more
            shares.





   UP-FRONT
     SALES CHARGE


            CLASS A SHARES                                             CLASS B SHARES

            You pay no sales charge when you sell your shares (unless  You will pay a contingent deferred
            you bought more than $1 million of shares and redeemed     sales charge if you sell shares
            within 1 year).                                            within the next 6 years. The rates
                                                                       are:
                                                                                    FOR SHARES
                                                                                    SOLD IN THE
                                                                       -------------------------------------
                                                                       First Year...........................
                                                                       Second Year..........................
                                                                       Third Year...........................
                                                                       Fourth Year..........................
                                                                       Fifth Year...........................
                                                                       Sixth Year...........................
                                                                       Thereafter...........................
                                                                       -------------------------------------

                                                                       (There are exceptions. See the SAI.)
            You pay lower ongoing distribution and service             You pay higher ongoing distribution
            fees--which means there's more net income to pay you       and service fees, which means:
            higher dividends per share.                                - you receive lower dividends;
                                                                       - your NAV will generally be lower
            The total distribution and service fee is 0.25%.           than that of Class A shares; and
                                                                       - total performance per share will be
                                                                       lower than the Class A shares.
                                                                       The distribution fee is 0.75%. There
                                                                       is also a service fee of 0.25%.
            Not Applicable.                                            Take note:
                                                                       If you hold Class B shares for eight
                                                                       years they will automatically convert
                                                                       to Class A shares, which pay lower
                                                                       Rule 12b-1 fees, at the end of the
                                                                       calendar quarter eight years after
                                                                       the date you purchased your shares.
                                                                       We expect all share conversions to be
                                                                       made on a tax-free basis. If this
                                                                       cannot be reasonably assured, the
                                                                       Trustees reserve the right to modify
                                                                       or eliminate this share class
                                                                       conversion feature.


        CONTINGENT DEFERRED SALES
         CHARGE AS A PERCENTAGE
           OF AMOUNT REDEEMED
          SUBJECT TO THE CHARGE
                  5.0%
                  4.0%
                  3.0%
                  2.0%
                  2.0%
                  1.0%
                  None
        (There are exceptions.
        See the SAI.)
         Class A shares; and
         Class A shares.
        The distribution fee is
        0.75%. There is also a
        service fee of 0.25%.
        If you hold Class B
        shares for eight years
        they will automatically
        convert to Class A
        shares, which pay lower
        Rule 12b-1 fees, at the
        end of the calendar
        quarter eight years after
        the date you purchased
        your a tax-free basis. If
        this cannot be reasonably
        assured, this share class
        conversion feature.

    CDSC
    12B-1 FEES
    CONVERSION


            CLASS C SHARES                                             CLASS I SHARES

            You will pay a 1% contingent deferred sales charge if you  Not Applicable.
            sell your shares within one year from the date of
            purchase.
            You pay higher ongoing distribution and service fees,      Not Applicable.
            which means:
            - you receive lower dividends;
            - your NAV will generally be lower than that of Class A
              shares; and
            - total performance per share will be lower than the
              Class A shares.
            The distribution fee is 0.75%. There is also a service
            fee of 0.25%.

            Take note:                                                 Not Applicable.
            Unlike Class B shares, Class C shares will never convert
            to Class A shares. As a result, Class C shareholders pay
            higher ongoing Rule 12b-1 fees for the life of their
            investment.



    CDSC
    12B-1 FEES
    CONVERSION

RULE 12B-1 PLANS
The Fund has adopted a distribution plan under Rule 12b-1 under the Investment Company Act for Class A, B and C shares. Rule 12b-1 distribution and service fees are paid to the Distributor monthly and calculated on the Fund's average daily net assets of a given class at the annual rate in the chart. The Class A Rule 12b-1 fee may be paid for distribution or service activities as designated by the Distributor. The Class B and C Rule 12b-1 distribution fees are paid for distribution activities. The Class B and C service fee is paid to the Distributor for providing shareholders with personal continuing services and maintaining shareholder accounts. Because Rule 12b-1 fees are on-going, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE, CLASS B AND CLASS C
A contingent deferred sales charge will be imposed on redemptions of Class B and C shares of the Fund, at the rates in the table above, at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class B or C account in the Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund during the preceding six years or Class C shares in the Fund for the preceding year. However, no such charge will be imposed to the extent that the net asset value of the Class B or C shares redeemed does not exceed (a) the current aggregate net asset value of Class B or C shares of the Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares, plus (b) the current aggregate net asset value of Class B or C shares of the Fund purchased through reinvestment of dividends or distributions, plus (c) increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding six years for Class B shares or one year for Class C shares. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor.

            Account Policies: Buying, Selling and Exchanging Shares

                General Instructions:  Buying and Selling Shares

[CAPTION]

              TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
        Complete your application and    Send additional investments directly to:  Write a letter of instruction that
        send it and your check to your                                             includes:
        investment professional.         The MainStay Funds
                                         P.O. Box 8401                             - your name(s) and signature(s)
                                         Boston, MA 02266-8401                     - your account number
                                                                                   - fund name and class of shares
                                         Include your fund, account number and     - dollar amount you want to sell
                                         class of shares with your check.
                                                                                   Obtain a signature guarantee or other
                                                                                   documentation, if required.
                                                                                   Mail your request to:
                                                                                   The MainStay Funds
                                                                                   P.O. Box 8401
                                                                                   Boston, MA 02266-8401
                                                                                   You must ask to sell your shares in
                                                                                   writing and have your signature
                                                                                   guaranteed for:
                                                                                   - amounts of $100,000 or more
                                                                                   - accounts which have had a change of
                                                                                     address within 30 days
                                                                                   - redemptions sent to an address other
                                                                                     than the address of record
                                                                                   A signature guarantee helps protect
                                                                                   against fraud. You can obtain one from
                                                                                   most banks and securities dealers, but
                                                                                   not from a notary public. For joint
                                                                                   accounts, each signature must be
                                                                                   guaranteed. Please call MSS to ensure
                                                                                   that your signature guarantee will be
                                                                                   processed correctly.

   IN WRITING

[CAPTION]

              TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
        If your purchase is at least     WIRE                                      Call us to request your transaction
        $5,000, have your investment                                               and determine whether proceeds will be
        professional call in your        Have your investment professional call    sent by wire or by check.
        order. Your application and      in your order and wire your investment
        payment must be received in      to:                                       GETTING YOUR MONEY BY WIRE TRANSFER
        good order within 3 business
        days.                            State Street Bank and Trust Company with  Be sure MainStay has your bank account
                                         these instructions:                       information on file. Proceeds will be
                                         - ABA# 011 0000 28                        wired to your bank.
                                         - Attn: Custody and Shareholder Services
                                         - the Fund name and class of shares       - Minimum amount: $5,000
                                         - your account number                     - Limit: One every 30 days
                                         - name(s) of investor(s)                  - Authorization: You must select this
                                                                                     option on your application initially
                                         To buy shares the same day, your            or request it in writing at a later
                                         investment professional must call by        date.
                                         noon and the wire must be received by
                                         4:00 pm.                                  After receiving your sell order by
                                                                                   phone, we will send the proceeds by
                                         Your investment must be at least $5,000.  bank wire to your designated bank account the next business day. Your
                                                                                   bank may charge you a fee to receive
                                                                                   the wire transfer.
                                                                                   GETTING YOUR MONEY BY CHECK
                                                                                   A check will be sent to the address of
                                                                                   record.
                                                                                   - Maximum amount: $100,000
                                                                                   The check will be payable to the name
                                                                                   (or names) on the account and mailed
                                                                                   to the address on the account. (See
                                                                                   the SAI for more details.)
                                                                                   LIMITS ON TELEPHONE REDEMPTIONS
                                                                                   Telephone redemptions are not
                                                                                   permitted for shares:
                                                                                   - represented by certificates
                                                                                   - bought within the previous 10
                                                                                     calendar days, or
                                                                                   - owned by someone whose address of
                                                                                     record has changed within the
                                                                                     previous 30 days
                                                                                   - equaling an amount of $100,000 or
                                                                                     more

    BY TELEPHONE

[CAPTION]

              TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
                                         AUTOINVEST
        Not Applicable.                  Investors who are authorized for
                                         AutoInvest can call MSS toll free at
                                         1-800-MAINSTAY to make scheduled
                                         systematic investments from a designated
                                         bank account or to buy shares by using
                                         electronic debits from a designated bank
                                         account.
                                         PAYROLL DEDUCTION
                                         For making automatic investments through
                                         a payroll deduction.
                                         DIVIDEND REINVESTMENT
                                         For automatically reinvesting dividends
                                         and distributions in the Fund or another
                                         MainStay Fund.

                                                                                   SYSTEMATIC WITHDRAWAL PLAN
                                                                                   To make regular redemptions, choose
                                                                                   the plan when you open your account or
                                                                                   call MSS to request a form to add the
                                                                                   plan. Complete the form, specifying
                                                                                   the amount and frequency of
                                                                                   withdrawals you would like.
                                                                                   Withdrawals must be at least $100.
                                                                                   Requires at least $10,000 in the
                                                                                   account at the time of request and
                                                                                   shares must not be in certificate
                                                                                   form.
                                                                                   SYSTEMATIC EXCHANGES
                                                                                   For regular, systematic exchanges from
                                                                                   one MainStay Fund to another.

                                                                                   TELEPHONE EXCHANGES
                                                                                   For telephone exchanges from one
                                                                                   MainStay Fund to another.

    AUTOMATICALLY

[CAPTION]

              TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
        You buy shares at net asset                                                You may sell shares by calling or
        value ("NAV") (plus, for Class                                             writing MSS or your investment
        A shares, any applicable sales                                             professional. MSS must receive your
        charge). NAV is generally                                                  order with all the information,
        calculated as of the close of                                              signatures and documentation necessary
        trading on the New York Stock                                              to sell your shares. If you have share
        Exchange (usually 4:00 pm                                                  certificates, you must return them
        Eastern time) everyday the                                                 with your redemption request.
        Exchange is open. When you buy
        shares, you must pay the next                                              Your shares will be sold at the next
        NAV calculated after MainStay                                              NAV calculated after MSS accepts your
        Shareholder Services, Inc. the                                             order. MainStay will make the payment,
        Funds' transfer agent ("MSS")                                              minus any deferred sales charge,
        accepts your order. This means                                             within 7 days after receiving your
        all the necessary information,                                             request in good order.
        signatures and documentation
        has been received.
        VALUING SECURITIES
        The Fund's investments are
        valued based on current market
        value. Events affecting the
        values of portfolio securities
        which occur between the time
        their prices are determined and
        the close of the Exchange
        generally will not be reflected
        in the Fund's calculation of
        NAV. However, the Sub-Adviser,
        in consultation with the
        Manager, may, in their
        judgment, determine that an
        adjustment to NAV should be
        made because intervening events
        have caused the Fund's NAV to
        be materially inaccurate.

   NAV

[CAPTION]

              TO OPEN AN ACCOUNT                    TO BUY MORE SHARES                         TO SELL SHARES
                                                                                   When you sell Class B or Class C
                                                                                   shares, the Fund will sell additional
        There are several ways to        If you buy shares by check and quickly    shares to cover the cost of any
        reduce sales charges. These      decide to sell them, the Fund may         applicable sales charge. If you don't
        include using a reinvestment     withhold payment for up to 10 days to     own enough shares to do this, the
        privilege when you redeem        allow the check to clear.                 amount you receive will be reduced by
        shares, combining new purchases                                            the amount of the sales charge.
        with previous purchases,         Minimum investment for subsequent
        signing a letter of intent or    purchases:  $50                           There will be no redemption, however,
        by making large investments      Class I purchases by institutions  $      during any period in which the right
        when you buy shares. For more                                              of redemption is suspended or date of
        information, call                                                          payment is postponed because the New
        1-800-MAINSTAY or your                                                     York Stock Exchange is closed or
        investment professional.                                                   trading on the Exchange is restricted
                                                                                   or the SEC deems an emergency to
        MINIMUM INVESTMENTS*                                                       exist.
                                                                                   REDEMPTIONS-IN-KIND
        Initial  $500
        Subsequent  $50                                                            The Fund reserves the right to pay
        Class I purchases by                                                       certain redemptions, either totally or
        institutions  $                                                            partially, by a distribution in kind
                                                                                   of securities (instead of cash) from
        *The minimum initial investment                                            the applicable Fund's portfolio. See
        amount is waived for purchase                                              the SAI for details.
        by the Trustees, New York Life                                             THE REINVESTMENT PRIVILEGE MAY HELP
        and its subsidiaries and their                                             YOU AVOID SALES CHARGES
        employees, officers, directors
        or agents.                                                                 When you sell shares, you have the
                                                                                   right--for 90 days--to reinvest any or
        IF YOU INVEST $1 MILLION OR                                                all of the money in the same class of
        MORE, YOU MAY ONLY BUY CLASS A                                             any MainStay Fund without paying
        SHARES.                                                                    another sales charge (as long as those
                                                                                   shares haven't been reinvested once
        All investments must be in U.S.                                            already). If you've paid a sales
        dollars and drawn on a U.S.                                                charge when you redeem you'll receive
        bank. Except under certain                                                 a pro-rata credit for reinvesting.
        circumstances, third-party                                                 NOTE: REINVESTMENT WON'T RELIEVE YOU
        checks cannot be accepted. If                                              OF ANY TAX CONSEQUENCES on gains
        your check doesn't clear, your                                             realized from the sale. The deductions
        order will be canceled and you                                             for losses may, however, be denied
        could be liable for losses or                                              and, in some cases, sales charges may
        fees. We also reserve the right                                            not be taken into account in computing
        to limit the number of checks                                              gains or losses if the reinvestment
        processed at one time.                                                     privilege is exercised.
        Telephone purchase orders must
        be at least $5,000 per Fund.                                               CONVENIENT, YES . . . BUT NOT RISK-
        Wires are not accepted when the                                            FREE
        New York Stock Exchange or
        banks are closed.                                                          Telephone redemption privileges are
                                                                                   convenient, but you give up some
        The Fund has the right to close                                            security. When you sign the
        your account if it gets too                                                application to buy shares, you agree
        small. If there is less than                                               that neither the MainStay Funds nor
        $250 in your account, the Fund                                             MSS will be liable for following phone
        may ask you to increase your                                               instructions that they reasonably
        balance. We will give you 60                                               believe are genuine. When using the
        days' written notice so you can                                            MainStay Audio Response System, you
        add to your account and avoid                                              bear the risk of any loss from your
        the redemption.                                                            errors unless the Fund or MSS fail to
                                                                                   use established safeguards for your
                                                                                   protection. These safeguards are among
                                                                                   those currently in place at
                                                                                   MainStay Funds:
                                                                                   - all phone calls are tape recorded;
                                                                                   and
                                                                                   - written confirmation of every
                                                                                     transaction is sent to your address
                                                                                     of record.

    OTHER

SHAREHOLDER SERVICES

AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-MAINSTAY.

EXCHANGE PRIVILEGES

Once you open an account, you may exchange shares of the same class between MainStay Funds without a sales charge. For funds that do not offer Class I shares, Class I shareholders who were shareholders of the MAP-Equity Fund on the date of the reorganization may exchange into Class A shares without the imposition of a sales charge. Otherwise, you may not exchange shares between classes. [Prior to making exchanges, Class I shareholders should note that a 12b-1 fee is imposed on Class A shares.] Once you exchange your Class I shares for Class A shares of another Fund, you may not exchange those shares back into Class I shares. If you sell Class B or Class C shares and then buy Class A shares, you may have to pay a deferred sales charge on the sale of Class B or Class C shares, as applicable, and pay an initial sales charge on the Class A shares.

When you redeem exchanged shares you will have to pay any applicable sales charge. For information about CDSC waivers, see the SAI.

IN GENERAL

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxation. Consult your tax adviser on the consequences.

MainStay may revise or terminate the systematic withdrawal plan and the exchange privileges upon written notice. In addition, upon notice, a $5 fee per redemption may be charged. Five free telephone exchanges per account are permitted in each calendar year. After that, except as to certain accounts for which tracking data is not available, a $10 fee will be charged for each exchange and additional requests may be denied.

GENERAL POLICIES--PURCHASING, SELLING AND EXCHANGING SHARES

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.

The MainStay Funds reserves the right to:

- refuse any purchase or exchange request that could adversely affect a Fund or its operations including those from any individual or group who, in the Fund's view, is likely to engage in excessive trading
- change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions
- change minimum investment amounts

If you invest through a third party (rather than directly with MainStay), the policies and fees may be different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.
TAX-DEFERRED RETIREMENT PLANS

Shares of the Fund may be purchased for retirement plans providing tax-deferred investments for individuals and institutions. Shares purchased may be used as investments for established plans or the Distributor may provide plan documents for selected plans. A plan document must be adopted in order for a plan to be in existence.

Custodial services are provided for IRA/ROTH IRA/ SEP/SARSEP, SIMPLE IRA and Education IRA plans, and for 403(b)(7) Custodial Accounts. Plan administration is also available for select qualified retirement plans.

Contributions made to such plans to the extent provided in federal income tax law currently in effect, and earnings thereon, will not be taxable to the plan participant until distribution. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

                      Decide How to Receive Your Earnings

TWO KINDS OF EARNINGS

DIVIDENDS AND INTEREST

Most Funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

WHEN THE FUND PAYS

The Fund declares and distributes any dividends [semi-annually]. Dividends are paid on the first business day of each month after a dividend is declared.

CAPITAL GAINS

Funds earn capital gains when they sell securities at a profit.

WHEN THE FUND PAYS

At the end of each fiscal year, the Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.

HOW TO TAKE YOUR EARNINGS

You may choose how to receive earnings (and change your choice as often as you like) by notifying your investment professional (if permitted by the broker-dealer) or MainStay directly. If you don't make a choice on your application, your earnings will be automatically reinvested in the same class of shares of the Fund. In order to reinvest dividends and/or capital gains in another Fund, you must have an established account in that class of shares of that Fund. You don't pay a sales charge on shares bought through the automatic reinvestment of dividends or capital gains. Here are your choices:

REINVEST EVERYTHING IN:

- the Fund; or
- in another Fund of your choice.

TAKE THE DIVIDENDS IN CASH

Reinvest the capital gains in:

- the Fund; or
- in another Fund of your choice.

TAKE THE CAPITAL GAINS IN CASH

Reinvest the dividends in:

- the Fund; or
- in another Fund of your choice.

TAKE A PERCENTAGE OF THE DIVIDENDS OR CAPITAL GAINS IN CASH AND REINVEST THE REMAINDER IN:

- the Fund.

TAKE EVERYTHING IN CASH

                        Understand the Tax Consequences

MOST OF YOUR DIVIDENDS ARE TAXABLE

Virtually all of the dividends you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. Some dividends will be taxable as long-term capital gains.

MainStay keeps track of your tax status and will mail your tax report each year by January 31. This report will tell you which dividends and redemptions should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long- and short-term capital gains.

RETIREMENT PLANS

None of the dividends earned in a tax-deferred retirement plan are taxable until distributed from the plan.

EXCHANGES

An exchange of shares of one fund for shares of another will be treated as a sale of shares of the first fund and a purchase of shares of the second fund. Any gain on the transaction may be subject to federal income tax.

 You should be aware that if you buy shares shortly before a dividend payment, a part of your investment will be returned in the form of a dividend which may be taxable income for you.

c
    SEEK ASSISTANCE

 Your investment professional is always available to help you keep your investment goals coordinated with your tax considerations. You should, however, rely on your tax adviser for tax counsel.

 For additional information on taxation, see the SAI.
    DON'T OVERLOOK SALES CHARGES

 The amount you pay in sales charges reduces gains and increases losses for tax purposes.

                        Know With Whom You're Investing

WHO RUNS THE FUND'S DAY-TO-DAY BUSINESS?

MainStay Management, Inc., 300 Interpace Parkway, Building A, Parsippany, NJ 07054, serves as the Fund's manager, handling business affairs for the Fund. MainStay Management, Inc. is a corporation organized under the laws of Delaware and is an indirect, wholly-owned subsidiary of New York Life Insurance Company. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager has delegated its portfolio management responsibilities to the Sub-Adviser.

The Manager pays the salaries and expenses of all personnel affiliated with the Fund, and all the operational expenses that aren't the responsibility of the Fund, including the fee paid to the Sub-Adviser.

The Trust, on behalf of the Fund, pays the Manager an aggregate fee for services performed at an annual rate of 0.75% of the average daily net assets of that Fund.

The Fund, pursuant to an Accounting Agreement with the Manager, will bear an allocable portion of the Manager's cost of performing certain bookkeeping and pricing services. The Fund pays the Manager a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.

The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Sub-Adviser.

WHO MANAGES YOUR MONEY?

Markston International, LLC ("Markston"), 1 North Lexington Avenue, White Plains, New York 10601, is the Fund's Sub-Adviser. Under the supervision of the Manager, the Sub-Adviser is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Sub-Adviser is paid a monthly fee by the Manager, not the Fund. (See the SAI for a breakdown of fees.) The Fund's Trustees oversee the management and operations of the Fund.

Investment decisions for the Fund are made by Michael Mullarkey and Roger Lob. Michael Mullarkey has been a portfolio manager for the Fund since 1981, and Roger Lob has been a portfolio manager since 1987. Michael Mullarkey currently is the Fund's primary portfolio manager. Fund assets are divided between the managers within certain parameters. Markston reviews this asset allocation by manager periodically, and may adjust this allocation based on investment performance and new investment opportunities identified by each manager. This dual-manager investment structure achieves the Fund's objective of prudent diversification while allowing each manager to focus his research on a limited number of companies.

YEAR 2000

Services provided to the Fund by the Manager, the Sub-Adviser and the Fund's other service providers could be disrupted if the service providers' computer systems cannot properly distinguish between the Year 2000 and the Year 1900. The Fund is taking steps to ensure that the Year 2000 problem is being addressed by each of its service providers. The Fund does not anticipate any material adverse impact as a result of Year 2000 problem but there can be no assurances.

                         Financial Highlights

The financial highlights table is intended to help you understand the MAP-Equity Fund's financial performance for the past 5 years. Certain information reflects financial results for a single MAP-Equity Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the MAP-Equity Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the MAP-Equity Fund's financial statements, are included in the annual report, which is available upon request.

                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                1998       1997       1996       1995       1994
                                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year..........................             $ 20.66    $ 19.36    $ 16.67    $ 18.13
                                                              -------    -------    -------    -------    -------
Net investment income.......................................                0.28       0.36       0.43       0.37
Net realized and unrealized gain (loss) on investments......                5.49       4.16       4.90       0.13
                                                              -------    -------    -------    -------    -------
Net increase (decrease) in net assets from operations.......                5.77       4.52       5.33       0.50
                                                              -------    -------    -------    -------    -------
Dividends from net investment income........................               (0.29)     (0.36)     (0.43)     (0.37)
Distributions from net realized gain from security
  transactions..............................................               (3.41)     (2.86)     (2.07)     (1.59)
Distribution in excess of net investments income (see Note
  A)........................................................                  --         --      (0.14)        --
                                                              -------    -------    -------    -------    -------
Total distributions.........................................               (3.70)     (3.22)     (2.64)     (1.96)
                                                              -------    -------    -------    -------    -------
Net Asset Value, End of Year................................             $ 22.73    $ 20.66    $ 19.36    $ 16.67
                                                              =======    =======    =======    =======    =======
Total Return(2).............................................               27.99%     23.82%     32.50%      2.76%
                                                              =======    =======    =======    =======    =======
Ratios/Supplemental Data:
Net Assets, End of Year (thousands).........................             $94,172    $73,591    $60,467    $48,130
                                                              =======    =======    =======    =======    =======
Ratio of Expenses to Average Net Assets.....................                0.82%      0.74%      0.81%      1.07%
                                                              =======    =======    =======    =======    =======
Ratio of Net Investment Income to Average Net Assets........                1.18%      1.82%      2.30%      2.03%
                                                              =======    =======    =======    =======    =======
Portfolio Turnover Rate.....................................               57.57%     52.88%     39.40%     39.31%
                                                              =======    =======    =======    =======    =======

--------

(1)  The performance information provided is for the Fund's Class
     I shares. The Fund commenced operations in 1970 as the
     Mutual Benefit Fund. It was renamed MAP-Equity Fund on May
     1, 1995. Pursuant to an Agreement and Plan of Reorganization
     dated       , 1999, the MAP-Equity Fund is to be reorganized
     as the MainStay MAP Equity Fund on or about June   , 1999.
     The shares of the MAP-Equity Fund are being designated as
     Class I shares of the Fund. Class A, Class B and Class C
     shares of the Fund were first offered on       , 1999.
(2)  Total return does not reflect the sales commission (maximum
     4.75%) charged on Fund shares.

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE RELATED STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

MAINSTAY.LOGO
NYLIFE DISTRIBUTORS INC.
300 Interpace Parkway
Building A
Parsippany, New Jersey 07054
Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

NYLIFE.LOGO

RECYCLE.LOGO
MORE INFORMATION ABOUT THE FUND IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the Fund. A current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to NYLIFE Distributors Inc., 300 Interpace Parkway, Building A, Parsippany, N.J. 07054, call 1-800-MAINSTAY (1-800-624-6782) or visit our website at mainstayfunds.com.

You can obtain information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330). You may visit the SEC's website at sec.gov or you may send your written request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.
THE MAINSTAY FUNDS
SEC File Number: 811-4550

[This prospectus is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.]

                               THE MAINSTAY FUNDS

------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1999
------------------------------------------------------------------------------

       This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of the Funds dated May 1, 1999, as amended or supplemented from time to time, copies of which may be obtained without charge by writing to NYLIFE Distributors Inc., (the "Distributor") 300 Interpace Parkway, Parsippany, NJ 07054 or by calling 1-800-MAINSTAY (1-800-624-6782).

       No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectus, in connection with the offers contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by The MainStay Funds or the Distributor. This Statement of Additional Information and the related Prospectuses do not constitute an offer by The MainStay Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

       Shareholder inquiries should be made by writing directly to MainStay Shareholder Services, Inc., P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY. In addition, you can make inquiries through your registered representative.

       The financial statements of each of the Funds, except for the MAP Equity Fund, which commenced operations on ________, 1999, including the Portfolio of Investments as of December 31, 1998, the Statement of Assets and Liabilities as of December 31, 1998, the Statement of Operations for the year ended December 31, 1998, the Statement of Changes in Net Assets for the years ended December 31, 1998 and 1997, the Notes to the Financial Statements and Reports of Independent Accountants, all of which are included in the 1998 Annual Reports to the Shareholders are hereby incorporated by reference into this Statement of Additional Information.

       In addition, the financial statements of the MAP-Equity fund, including the Portfolio of Investments as of December 31, 1998, the Statement of Assets and Liabilities as of December 31, 1998, the Statement of Operations for the year ended December 31, 1998, the Statement of Changes in Net Assets for the years ended December 31, 1998 and 1997, the Notes to the Financial Statements and the Reports of Independent Accountants, all of which are included in the MAP-Equity Fund's 1998 Annual Report to the Shareholders are hereby incorporated by reference into this Statement of Additional Information.

       An audited financial statement for NYLIFE Inc. As of December 31, 1998, is included in this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                             PAGE IN
                                                                           STATEMENT OF
                                                                            ADDITIONAL
                                                                            INFORMATION
                                                                            -----------
The MainStay Funds................................................................ 6

Additional Information About Certain Funds........................................ 6
            Blue Chip Growth Fund................................................. 7
            Convertible Fund...................................................... 7
            Equity Index Fund..................................................... 8
            Global High Yield Fund................................................ 8
            Government Fund....................................................... 9
            High Yield Corporate Bond Fund........................................ 9
            International Bond Fund.............................................. 10
            International Equity Fund............................................ 11
            MAP Equity Fund...................................................... 12
            Money Market Fund.................................................... 13
            Research Value Fund.................................................. 16
            Small Cap Value Fund................................................. 17
            Strategic Income Fund................................................ 17
            Strategic Value Fund................................................. 19
            Tax Free Bond Fund................................................... 21
            Total Return Fund.................................................... 22
            The Equity Index Fund Guarantee...................................... 23
            Risk Factors Affecting California Municipal Securities............... 27
            Risk Factors Affecting New York Municipal Securities................. 39
            Special Considerations Affecting Puerto Rico......................... 57

INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS

             .................................................................... 61
            Repurchase Agreements................................................ 62
            Lending of Portfolio Securities...................................... 64
            Bank Obligations..................................................... 65
            U.S. Government Securities........................................... 66
            Debt Securities...................................................... 66
            Convertible Securities............................................... 67
            Arbitrage   ......................................................... 68
            Foreign Securities................................................... 68
            Foreign Currency Transactions........................................ 70
            Foreign Index-Linked Instruments..................................... 74
            Brady Bonds ......................................................... 74
            Municipal Securities................................................. 75
            Industrial Development and Pollution Control Bonds................... 80
            Variable Rate Demand Notes ("VRDNs")................................. 81
            Floating and Variable Rate Securities................................ 81
            Zero Coupon Bonds.................................................... 82

            Standby Commitments -- Obligations with Puts Attached................ 82
            When-Issued Securities............................................... 83
            Mortgage-Related and Other Asset-Backed Securities................... 84
            Short Sales Against the Box.......................................... 94
            Options on Securities................................................ 95
            Options on Foreign Currencies....................................... 101
            Securities Index Options............................................ 104
            Futures Transactions................................................ 105
            Swap Agreements..................................................... 115
            Loan Participation Interests........................................ 118
            Risks Associated with Debt Securities............................... 120
            Risks of Investing in High Yield Securities
            ("Junk Bonds")...................................................... 121

FUNDAMENTAL INVESTMENT RESTRICTIONS............................................. 122

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS......................................... 124

PORTFOLIO TURNOVER.............................................................. 130

TRUSTEES AND OFFICERS........................................................... 130

THE MANAGER, THE SUB-ADVISERS AND THE DISTRIBUTOR............................... 138
            Management Agreement................................................ 138
            Distribution Agreement.............................................. 145
            Other Services...................................................... 155
            Expenses Borne by the Trust......................................... 156

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................ 157

NET ASSET VALUE................................................................. 162

SHAREHOLDER INVESTMENT ACCOUNT.................................................. 165

SHAREHOLDER SERVICING AGENT..................................................... 166

PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE.................................. 166
            Additional CDSC Waivers Applicable to Accounts Established
                        Before January 1, 1998.................................. 177

                        Distributions in Kind................................... 180
            Suspension of Redemptions........................................... 180

TAX-DEFERRED RETIREMENT PLANS................................................... 184
            Cash or Deferred Profit Sharing Plans Under Section 401(k)
                        for Corporations and Self-Employed Individuals.......... 184
            Individual Retirement Account ("IRA")............................... 184
            403(b)(7) Tax Sheltered Account..................................... 187
            General Information................................................. 187

CALCULATION OF PERFORMANCE QUOTATIONS........................................... 188

TAX STATUS

             ................................................................... 199
            Taxation of the Funds............................................... 199
            Character of Distributions to Shareholders -- General............... 202
            Character of Distributions to Shareholders -- The Tax-Free
                        Funds................................................... 204
            Discount............................................................ 205
            Users of Bond-Financed Facilities................................... 206
            Taxation of Options, Futures and Similar Instruments................ 206
            Passive Foreign Investment Companies................................ 208
            Foreign Currency Gains and Losses................................... 209
            Commodity Investments............................................... 210
            Dispositions of Fund Shares......................................... 210
            Tax Reporting Requirements.......................................... 211
            Foreign Taxes....................................................... 212
            State and Local Taxes - General..................................... 213
            Explanation of Fund Distributions................................... 214
            Additional Information Regarding the Equity Index Fund.............. 214
            Additional Information Regarding the California Tax Free
                        Fund and New York Tax Free Fund......................... 215
            Annual Statements................................................... 216
            General Information................................................. 217

ORGANIZATION AND CAPITALIZATION................................................. 217
            General............................................................. 217
            Voting Rights....................................................... 218
            Shareholder and Trustee Liability................................... 218

OTHER INFORMATION............................................................... 219
            Independent Accountants............................................. 219
            Legal Counsel....................................................... 219
            Share Ownership of the Funds [to be updated]........................ 219
            Code of Ethics...................................................... 225


                               THE MAINSTAY FUNDS

The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund) currently consisting of the following twenty-three series: MAP Equity Fund, Blue Chip Growth Fund, California Tax Free Fund, Capital Appreciation Fund, Convertible Fund, Equity Income Fund, Equity Index Fund, Global High Yield Fund, Government Fund, Growth Opportunities Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Money Market Fund, New York Tax Free Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund (individually or collectively referred to as a "Fund" or the "Funds"). MainStay Management, Inc. (the "Manager") serves as the manager for the Funds and has entered into Sub-Advisory agreements with Monitor Capital Advisors, Inc. ("Monitor") with respect to the Equity Index Fund; Gabelli Asset Management Company ("GAMCO") with respect to the Blue Chip Growth Fund; John A. Levin & Co., Inc. ("John A. Levin & Co.") with respect to the Research Value Fund; Dalton Greiner, Hartman, Maher & Co. ("DGHM") with respect to the Small Cap Value Fund; Madison Square Advisors, Inc. ("Madison Square Advisors") with respect to the Growth Opportunities Fund, Markston International LLC ("Markston") with respect to the MAP Equity Fund and MacKay-Shields Financial Corporation ("MacKay-Shields") with respect to the remaining seventeen of the Funds; MacKay-Shields, Monitor, GAMCO, John A. Levin & Co., Dalton, Greiner, Madison Square Advisors and Markston are sometimes jointly referred to as the "Sub-Advisers."

       The Trust, formed January 9, 1986, is a Massachusetts business trust. Each of the Series is diversified except for the Equity Index, International Bond, Global High Yield, California Tax Free and New York Tax Free Funds, which are non-diversified.

                   ADDITIONAL INFORMATION ABOUT CERTAIN FUNDS

None of the Funds alone constitutes a complete investment program.

Investment decisions for each Fund are made independently from those of the other accounts and investment companies that may be managed by a Sub-Adviser. However, if such other accounts or investment companies are prepared to invest in, or desire to dispose of, securities in which one Fund invests at the same time as another Fund managed by the same Sub-Adviser, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

BLUE CHIP GROWTH FUND

The Fund will generally invest in Blue Chip companies, with the Sub-Adviser selecting those securities which it perceives to be undervalued or to otherwise have growth potential. Blue Chip companies are those which occupy (or in the Sub-Adviser's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Market leaders can be identified within an industry as those companies which have: superior growth prospects compared with other companies in the same industry; possession of proprietary technology with the potential to bring about major changes within an industry; and/or leading sales within an industry, or the potential to become a market leader.

In addition, Blue Chip companies possess at least one of the following attributes: faster earnings growth than its competitors and the market in general; higher profit margins relative to its competitors; strong cash flow relative to its competitors; and/or a balance sheet with relatively low debt and a high return on equity relative to its competitors.

The Fund's investments will usually be sold when they lose their perceived value relative to other similar or alternative investments. Specific sources of information used to select securities for the Fund include: general economic and industry data provided by the U.S. government, various trade associations; annual and quarterly reports and Form 10-Ks; and direct interviews with company management. Research is directed towards locating stocks that are undervalued relative to their future earnings potential.

CONVERTIBLE FUND

In selecting convertible securities for purchase or sale, the Sub-Adviser takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock. The Fund may sell short against the box, among other reasons, to hedge against a possible market decline in the value of the security owned or to enhance liquidity.

EQUITY INDEX FUND

When the Fund has cash reserves, the Fund may invest in cash equivalents, U.S. government securities and repurchase agreements with respect thereto. The Fund may also invest up to 25% of its total assets in securities of issuers in one industry (unless the Index exceeds that concentration) and lend up to 30% of its total assets to financial institutions.

GLOBAL HIGH YIELD FUND

Investors should understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values.

In making investments for the foreign and emerging markets sectors of the Fund, the Sub-Adviser considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and credit quality of individual issuers. The Sub-Adviser will also determine, using good faith and judgement, (1) the percentage of the Fund's assets to be invested in each emerging market; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently.

GOVERNMENT FUND

This Fund seeks to achieve its investment objective by investing primarily in U.S. government securities, which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by:
(I) the full faith and credit of the U.S. government e.g., GNMA certificates;
(ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government; (iii) the credit of the instrumentality (e.g., bonds issued by the FNMA); or (iv) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.

The agencies and instrumentalities that issue U.S. government securities include, among others specifically mentioned in this prospectus: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration.

The Fund anticipates that a significant portion of its portfolio may consist of Treasury bonds, GNMA mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by FNMA and FHLMC.

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Sub-Adviser.

HIGH YIELD CORPORATE BOND FUND

This Fund seeks to maximize current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective; and will be sought only when consistent with the Fund's primary objective. For example, capital appreciation will be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Sub-Adviser expects interest rates to decline.

Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

The Sub-Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification.

INTERNATIONAL BOND FUND

The International Bond Fund is intended for investors who are seeking competitive overall return commensurate with an acceptable level of risk from an international portfolio of debt securities, but who also understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values. In making investments for the Fund, the Sub-Adviser considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers. The Sub-Adviser will also determine, using good faith and judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs.

The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. Generally, the Fund's average maturity will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box. The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Sub-Adviser.

INTERNATIONAL EQUITY FUND

In making investments for the Fund, the Sub-Adviser considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers. The Sub-Adviser will also determine, using good faith judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. To hedge the market value of securities held, proposed to be held or sold, or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and future contracts and related options with respect to securities, indexes of securities or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently.

The International Equity Fund may invest in American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities convertible into securities of foreign issuers. An ADR is a receipt typically issued by a U.S. bank or trust company showing that you own a foreign security. An EDR is a receipt typically issued by a European bank or trust company showing that you own a foreign security. GDRs and IDRs are receipts typically issued by global or international depositories showing that you own a foreign security.

MAP EQUITY FUND

       The Fund may invest in warrants. A warrant is a right which entitles its holder, for a specified period of time, to acquire a specified number of shares of common stock for a specified price per share. If the share price at the time the warrant is exercised exceeds the total of the exercise price of the warrant and its purchase price, the Fund experiences a gain to the extent this total is exceeded by the share price. However, if the share price at the time the warrant expires is less than the exercise price of the warrant, the Fund will suffer a loss of the purchase price of the warrant.

       The Fund restricts its investment in securities of foreign issuers to no more than 10% of the value of the Fund's total net assets. Such securities may be subject to additional federal taxes which would increase the cost of such investments and may be subject to foreign government taxes which could reduce the income yield on such securities.

       In addition, foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a United States ("U.S.") company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies may be less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, and imposition of withholding taxes on dividend or interest payments.

       In addition, the Fund may also buy "restricted" securities which cannot be sold publicly until registered under the Securities Act of 1933. The Fund's ability to dispose of investments in "restricted" securities at reasonable price levels might be limited unless and until their registration under the Securities Act of 1933 has been completed. The Fund will endeavor to have the issuing company pay all the expenses of any such registration, but there is no assurance that the Fund will not have to pay all or some of these expenses.

MONEY MARKET FUND

       The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the portfolio of the Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

       All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of a rule of the Securities and Exchange Commission ("SEC"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Sub-Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P's) by (I) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class debt obligations that is comparable priority and security, and that are rated in the highest rating category by (I) any two NRSRO's or, (ii) if rated by only one NRSRO, by that NRSRO;(3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Sub-Adviser;(4)(I) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest "Demand Feature" or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest "Guarantees", the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee,(5) if it is a security issued by a money market fund registered with the SEC under the 1940 Act; or (6) if it is a Government Security. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

       The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. The Fund may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category. Immediately after the acquisition of any Demand Feature or Guarantee, the Fund, with respect to seventy five percent of its total assets, shall not have invested more than ten percent of its assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is a not within the highest rating category by NRSROs, the Fund shall not have invested more than five percent of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Sub-Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Sub-Adviser and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

       Pursuant to the rule, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

       The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

       The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

       The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

       The Fund may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

RESEARCH VALUE FUND

Under normal market conditions, the Fund invests at least 80% of its total assets in common stock and other securities having equity characteristics. For hedging purposes, the Fund may use options on securities, stock index options, and stock index futures and related options. These investments involve certain risks. The Fund may also invest in debt securities, including U.S. Government securities and corporate debt securities (such as bonds, notes and debentures). Certain of the Fund's investments in debt securities will be obligations which, at the time of purchase, are rated "A" or better by S&P or Moody's or, if unrated, are of comparable quality as determined by the Sub-Adviser.

However, the Fund may invest up to 5% of the value of its total assets in non-convertible, non-investment grade debt securities (commonly known as "high yield" or "junk" bonds). These investments involve certain risks. The Fund may also invest in money market instruments, including repurchase agreements. Investments in debt securities will generally be made to reduce the Fund's equity exposure. During periods of high market valuations or adverse market conditions or for liquidity purposes, all or any portion of the Fund's assets may be invested temporarily in high quality debt securities or money market instruments, or held as cash.

SMALL CAP VALUE FUND

It is expected that stock price performance for those firms that generate cash flow substantially exceeding normal capital spending requirements generally betters that of the equity market as a whole. At any given time, a large percentage of the Fund's portfolio may consist of substantial free cash flow generators. Sell decisions are driven by the Sub-Adviser's proprietary multifactor model or a change in fundamental expectations. Positions are eliminated when price appreciation renders a sale rating based on the Sub-Adviser's valuation model. The Fund may invest up to 15% of net assets in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs. REITs are subject to risks generally associated with investments in real estate.

STRATEGIC INCOME FUND

In managing the Fund, the Sub-Adviser conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are among the principal factors considered by the Sub-Adviser in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector within the Fund's investment portfolio.

In making investment decisions with respect to maturity shifts, the Sub-Adviser takes into account a broad range of fundamental and technical indicators. The Sub-Adviser will alter the average maturity of the portfolio in accordance with its judgment based on the research and other methods described above.

In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Sub-Adviser expects interest rates to decline. If the Sub-Adviser is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, NAV and potential capital gains could decrease; or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

The Fund may invest up to 30% of its total assets in equity securities. These may include capital notes, which are securities representing beneficial interests in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors. In making investments in foreign securities the Sub-Adviser will determine, using good faith and judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Sub-Adviser may consider factors such as prospects for currency exchange and interest rates and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers.

To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently.

Generally, the average maturity of the foreign securities held by the Fund will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Sub-Adviser.

The Sub-Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

STRATEGIC VALUE FUND

In managing the Fund, the Sub-Adviser conducts a rigorous, disciplined valuation methodology to maximize the most appropriate investment levels among the three asset classes. Fundamental economic analysis, risk and return estimations, credit quality and interest rate trends are among the principal factors considered by the Sub-Adviser in determining whether to increase or decrease the emphasis placed on a particular type of security or bond within the Fund's investment portfolio. In the event that the Sub-Adviser's analysis indicates hat the Fund should be fully invested in only one asset group, the Sub-Adviser will still adhere to the limitations on the amount of assets which may be allocated to each of the three asset groups.

In analyzing different securities to assess their relative attractiveness, the Sub-Adviser's value investment process emphasizes such factors as low price to earnings and price to cash flow ratios, financial strength and earnings predictability. The Fund intends to purchase those securities which it believes to be undervalued in the market relative to comparable securities based on the foregoing analysis.

In assessing whether a stock is undervalued, the Sub-Adviser considers, among other factors, a company's financial strength and earnings predictability. The Fund may provide some protection on the downside through its investment in companies whose current stock prices reflect, in the Sub-Adviser's opinion, either unwarranted pessimism or unrecognized value.

In selecting convertible securities for purchase or sale, the Sub-Adviser takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Sub-Adviser expects interest rates to decline. If the Sub-Adviser is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, NAV and potential capital gains could decrease; or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments). For purposes of the Fund's investment policies, the Fund considers preferred stock to be a debt obligation.

The Fund's investments may include capital notes, which are securities representing beneficial interest in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors.

In making investments in foreign securities the Sub-Adviser will determine, using good faith and judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Sub-Adviser may consider factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers.

To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently.

TAX FREE BOND FUND

This Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). None of the Fund, the Sub-Adviser nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest. Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. Because the Fund may hold high-grade Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

The Fund may sell a security at any time in order to improve the yield on the Fund's portfolio. In buying and selling portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund will not engage in arbitrage transactions.

The Fund may invest in Industrial Development and Pollution Control Bonds and municipal lease obligations.

From time to time, the Fund may invest 25% or more of the value of its total assets in Municipal Bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). The Fund may also invest 25% or more of the value of its total assets in Industrial Development Bonds. Further, the Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities (along with all other illiquid securities) to no more than 10% of the value of its total assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Sub-Adviser.

TOTAL RETURN FUND

The Fund may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will also invest in stocks and other equity securities which it believes to be undervalued based upon factors such as ratios of market price to book value, estimated liquidating value and projected cash flow.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Sub-Adviser.

Although the Total Return Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Sub-Adviser believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Code. A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective.

THE EQUITY INDEX FUND GUARANTEE

NYLIFE Inc. ("NYLIFE"), a New York corporation and a wholly owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, exactly 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit equal to the net asset value of a Fund share when purchased, plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that 10-year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its Shareholders for the Guarantee.

       If, on a particular Guarantee Date, payments must be made under the terms of the Guarantee, the terms of the Guarantee will obligate NYLIFE unconditionally and irrevocably to pay to the Equity Index Fund's transfer and dividend disbursing agent for the benefit of shareholders with that Guarantee Date an amount equal to the difference between the Guaranteed Amount and net asset value per each Guaranteed Share (as defined in the Prospectus) outstanding. The Equity Index Fund's transfer and dividend disbursing agent will forward the difference between the Guaranteed Amount and the net asset value directly to each individual shareholder.

       A Guaranteed Share (the unit to which the Guaranteed Amount will apply) is not the same as a share of the Fund. Shareholders who redeem shares, or who elect to receive dividends and distributions in cash, will own fewer units to which the Guaranteed Amount applies (i.e., they will own fewer Guaranteed Shares) and therefore will lose a portion of the benefit of the Guarantee with respect to any such redemption or dividends or distributions received in cash.

       NYLIFE will pay any amounts owing under the Guarantee to the Fund's transfer and dividend disbursing agent on the third business day following a Guarantee Date. A pro rata portion of any amounts so paid will then be forwarded to each shareholder holding, as of the close of business on such date, Guaranteed Shares with that Guarantee Date. If the Guarantee Date should fall on a weekend or on a holiday, the Guarantee Date shall be the first business day following the Guarantee Date. The Guarantee is intended to assure each owner of Guaranteed Shares on a Guarantee Date that he or she will be able to recover, as of the Guarantee Date, at a minimum, the Guaranteed Amount (with no adjustment for inflation or the time value of money). The Guarantee will benefit any holder of such Guaranteed Shares on the relevant Guarantee Date, who need not be the original purchaser, and who, for example, may own such shares by gift or inheritance.

       Although the Equity Index Fund does not intend to pay dividends and distributions in cash to shareholders (unless a shareholder elects to receive payments in cash), such dividends and distributions which are reinvested will be taxable to shareholders. See "Tax Status." The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Equity Index Fund.

       The obligations, if any, of NYLIFE under the Guarantee shall be discharged when all required payments are made in full to the transfer and dividend disbursing agent for the benefit of the shareholders or if the Equity Index Fund's net asset value on a Guarantee Date is such that no amounts are payable to shareholders under the terms of the Guarantee. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Equity Index Fund, New York Life Insurance Company, Monitor, NYLIFE Distributors, any of their affiliates nor any other party is undertaking any obligation to the Equity Index Fund or its shareholders with respect to the Guarantee.

       Although the Guarantee has been arranged for by the Equity Index Fund and is created under contract between the Equity Index Fund and NYLIFE, the Equity Index Fund has no interest in, and specifically disclaims any interest in, the proceeds payable under the Guarantee, which are payable solely to the shareholders with a particular Guarantee Date. The designation of such shareholders as the sole beneficiaries of the Guarantee may not be changed by either the Equity Index Fund or such shareholders. The Guarantee is neither transferable nor assignable by the Equity Index Fund or the shareholders it benefits, nor may the Equity Index Fund or its shareholders cancel or waive rights under the Guarantee. The Guarantee cannot be surrendered by either the Fund or its shareholders for cash, except in the event that payment is made pursuant to its terms. Neither the Equity Index Fund nor its shareholders may use the Guarantee as a pledge for a loan, nor may the Equity Index Fund or its shareholders obtain any loan from NYLIFE with respect to amounts that may be payable pursuant to the Guarantee.

       The foregoing is only a summary, and not a complete statement of the principal terms of the Guarantee. Reference is made to the Guarantee, a specimen copy of which has been filed as an exhibit to the Registration Statement. This summary is subject thereto and qualified in its entirety by such reference.

If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share in the amount of such cash distribution. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee.

Following the Guarantee Date, the shares of the Equity Index Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the Index.

NYLIFE is a New York holding company incorporated on January 26, 1984. Audited financial statements for NYLIFE for its most recent fiscal year ended December 31, 1998, appear in this SAI.

New York Life is a mutual life insurance company. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. None of the Fund, New York Life, Monitor, NYLIFE Distributors Inc., NYLIFE Securities Inc., any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.

HOW THE INDEXING WORKS

The weightings of stocks in the Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). The Sub-Adviser seeks to provide investment results which mirror the performance of the Index. The Sub-Adviser attempts to achieve this objective by investing in all stocks in the Index in the same proportion as their representation in the Index.

It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The correlation between the performance of the Fund and the Index is expected to be at least

0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the Index, and the timing and amount of shareholder redemptions, if any.

"Standard & Poor's", "S&P 500", "S&P", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by Monitor Capital Advisors, Inc. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.

       The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Monitor is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Monitor or the Fund. S&P has no obligation to take the needs of Monitor or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

       S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Monitor, owners of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

RISK FACTORS AFFECTING CALIFORNIA MUNICIPAL SECURITIES
[TO BE UPDATED]

       The following information as to certain California State ("State") risk factors is given to investors in view of the policy of the MainStay California Tax Free Fund of concentrating its investments in California municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of California and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

       Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations of the State. Obligations of the State or local governments may also be affected by budgetary pressures affecting the State and economic conditions in the State. The following information constitutes only a brief summary and is not intended as a complete description.

       Certain of the California municipal securities in which the Fund may invest may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities, is unclear.

       Certain of the California municipal securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, Proposition 13 added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

       Legislation enacted by the California legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July

1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation. The apportionment of property taxes in fiscal years after 1978-79 was revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from State moneys beginning in fiscal year 1979-80 and is designed to provide a permanent system for sharing State taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief.

       On November 4, 1986, California voters approved an initiative statute known as "Proposition 62." This statute (I) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity; (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction; (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed; (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA of the California Constitution; (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments; (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988;
(vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of tax revenue allocated to such local government occur in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and
(viii) permits these provisions to be amended exclusively by the voters of the State of California. In September 1988, the California Court of Appeals held that it was unconstitutional to require that local tax measures be submitted to the electorate, as described in (vi) above.

       In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval.

       On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions place limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

       The State is subject to an annual appropriations limit imposed by Article XIIIB of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on the bonds or other voter-authorized bonds. Article XIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

       Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition 111, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The Appropriations Limit may also be exceeded in cases of emergency.

       The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in

State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such a two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

       The legislature enacted legislation to implement Article XIIIB which defines certain terms used in Article XIIIB and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

       On November 9, 1988, the State's voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. The percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

       Proposition 98 permits the legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

       During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

       In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off- budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

       Substantially increased General Fund revenues, above initial budget projections, in the fiscal year 1994-95 and thereafter have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 22% from the level in place from 1991-92 through 1993-94, and is estimated at about $5,150 per ADA in 1997-98. A significant amount of the "extra" Proposition 98 monies in the last few years have been allocated to special programs, most particularly an initiative to allow each classroom from grades K-3 to have no more than 20

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pupils by the end of the 1997-98 school year. There are also new initiatives for reading skills and to upgrade technology in high schools.

       Certain California municipal securities in the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the home mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of home mortgages or deeds of trust securing an issuer's obligations.

       Certain California municipal securities in the Fund may be obligations which finance the acquisition of single family home mortgages for low- and moderate-income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to the California statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage.

       Under California law, mortgage loans secured by single family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years of the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20 percent of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

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       On January 17, 1994, a major earthquake measuring an estimated 6.8 on the
Richter Scale struck Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties. The possibility exists that another such earthquake could create a major dislocation of the State economy.

       Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 making a fundamental reform of the current welfare system. Among many provisions, the Law includes:
(I) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

       As part of the 1997-98 Budget Act legislative package, the Legislature and Governor agreed on a comprehensive reform of the State's public assistance programs to implement the new federal law. The new basic State welfare program is called California Work Opportunity and Responsibility to Kids Act ("CalWORKs"), which replaces the former Aid to Families with Dependent Children
(AFDC) and Greater Avenues to Independence (GAIN) programs effective January 1, 1998. Consistent with the federal law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current period of aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new Welfare-to-Work programs will be largely at the county level, and counties are given financial incentives for success in this program.

            Although the long-term impact of the new federal Law and CalWORKs cannot be determined until there has been more experience, the State does not presently anticipate that these new programs will have an adverse financial impact on the General Fund. Overall TANF grants from the federal government are expected to equal or exceed the amounts the State would have received under the old AFDC program.

       Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund Programs - K-14 education, health, welfare and corrections - at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

       Despite these budget actions, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

       Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

       For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

       The State's financial condition improved markedly during the 1995-96 and 1996-97 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these two fiscal years.

       The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96 and $1.6 billion in 1996-97) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. The accumulated budget deficit from the recession years was finally eliminated. In the Governor's 1998-99 Budget Proposal, released January 9, 1998, the Department of Finance reported that the State's budget reserve (the SFEU) totaled $461 million as of June 30, 1997.

       On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimated General Fund revenues and transfers of about $50.7 billion, and proposed expenditures of $50.3 billion. In May 1997, the Department of Finance increased its revenue estimate for the upcoming fiscal year by $1.3 billion, in response to the continued strong growth in the State's economy.

       In May, 1997, action was taken by the California Supreme Court in an ongoing lawsuit, PERS v. Wilson, which made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconstitutional. On July 30, 1997, following a direction from the Governor, the Controller transferred $1.228 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97.

       In late 1997, the plaintiffs filed a claim with the State Board of Control for payment of interest under the Court rulings

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

in an amount of $308 million. The Department of Finance has recommended approval of this claim. If approved by the Board of Control, the claim would become part of a claims bill to be paid in the 1998-99 Fiscal Year.

       Once the pension payment of $1.228 billion eliminated essentially all the "increased" revenue in the budget, final agreement was reached within a few weeks on a welfare reform package and the remainder of the budget. The Legislature passed the Budget Bill on August 11, 1997, along with numerous related bills to implement its provisions. On August 18, 1997, the Governor signed the Budget Act, but vetoed approximately $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. Most of this spending (approximately $200 million) was restored in later legislation passed before the end of the Legislative Session.

       The Budget Act anticipated General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). The Budget Act also included Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. Following enactment of the Budget Act, the State implemented its normal annual cash flow borrowing program, issuing $3.0 billion of notes which mature on June 30, 1998.

       The following were major features of the 1997-98 Budget Act:

       1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living-increase component of Proposition 98, and to extend the class size reduction and reading initiatives.

       2. The Budget Act reflected the $1.228 billion pension case judgment payment, and brought funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.

       3. Funding from the General Fund for the University of California and California State University was increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

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       4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels, adjusted for caseload changes.

       5. Health and welfare costs were contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

       6. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, was included in the Budget Act, to offset incarceration costs for illegal aliens.

       7. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

       The Department of Finance released updated estimates for the 1997-98 Fiscal Year on January 9, 1998 as part of the Governor's 1998-99 Fiscal Year Budget Proposal. Total revenues and transfers are projected at $52.9 billion, up approximately $360 million from the Budget Act projection. Expenditures for the fiscal year are expected to rise approximately $200 million above the original Budget Act, to $53.0 billion. The balance in the budget reserve, the SFEU, is projected to be $329 million at June 30, 1998, compared to $461 million at June 30, 1997.

       At the end of the Legislative Session on September 13, 1997, the Legislature passed and the Governor later signed several bills encompassing a coordinated package of fiscal reforms, mostly to take effect after the 1997-98 Fiscal Year. Included in the package are a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility. The Department of Finance estimates that the major impact of these fiscal reforms will occur in Fiscal Year 1998-99 and subsequent years.

       On January 9, 1998, the Governor released his Budget Proposal for the 1998-99 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects total General Fund revenues and transfers of $55.4 billion, a $2.5 billion increase (4.7 percent) over revised 1997-98 revenues. This revenue increase takes into account reduced revenues of approximately $600 million from the 1997 tax cut package, but also assumes approximately $500 million additional revenues primarily associated with capital gains realizations. The Governor's Budget notes, however, that capital

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gains activity and the resultant revenues derived from it are very hard to predict.

       Total General Fund expenditures for 1998-99 are recommended at $55.4 billion an increase of $2.4 billion (4.5 percent) above the revised 1997-98 level. The Governor's Budget includes funds to pay the interest claim relating to the court decision on pension fund payments, PERS v. Wilson. The Governor's Budget projects that the State will carry out its normal intra-year cash flow external borrowing in 1998-99, in an estimated amount of $3.0 billion. The Governor's Budget projects that the budget reserve, the SFEU, will be $296 million at June 30, 1999, slightly lower than the projected level at June 30, 1998 PERS liability.

       The Governor's Budget projects Special Fund revenues of $14.7 billion, and Special Fund expenditures of $15.2 billion, in the 1998-99 Fiscal Year. A total of $3.2 billion of bond fund expenditures are also proposed.

       On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. The bankruptcy filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the County to pay off the last of its creditors. On January 7, 1997, the County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%.

       The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

       The Bonds have received ratings of "A1" by Moody's Investors Service, "A+" by Standard & Poor's, a division of The McGraw-Hill Companies and "AA-" by Fitch ICBA, Inc. An explanation of the significance and status of such credit ratings may be obtained from the rating agencies furnishing the same. There is no assurance that such ratings will continue for any given period of

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time or that they will not be revised or withdrawn entirely by any such rating agencies, if in their respective judgments, circumstances so warrant. A revision or withdrawal of any such credit rating could have an effect on the market price of the Bonds. After the Bonds are rated, the State Treasurer intends to provide appropriate periodic credit information to the bond rating agencies to assist in maintaining the ratings on the Bonds.

RISK FACTORS AFFECTING NEW YORK MUNICIPAL SECURITIES

       The following information as to certain New York State ("State") and New York City ("City") risk factors is given to investors in view of the policy of the MainStay New York Tax Free Fund of concentrating its investments in New York municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of New York and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

       There are a number of methods by which the State itself may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

       The State may undertake short-term borrowings without voter approval (I) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (TRANs), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (BANs). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. However, since 1990 the State's

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ability to issue TRANs has been limited due to enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State has utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

       Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. State guaranteed bonds of the Port Authority of New York and New Jersey were fully retired on December 31, 1996. State guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

       In February 1997, the Job Development Authority (JDA) issued approximately $85 million of State guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital finances. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended in 1995. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed the 1997 refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1998-99 fiscal year.

       Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

       The State employs additional long-term financing mechanisms, lease-purchase and contractual obligation financings, which

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involve obligations of public authorities or municipalities that are State supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a financing arrangement with LGAC to restructure the way the State makes certain local aid payments.

       The State also participates in the issuance of certificates of participation (COPs) in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

       The State has never defaulted on any of its general obligation indebtedness or its obligations under lease purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

       The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this Annual Information Statement, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations. As of December 31, 1997, there were 17 public authorities that had outstanding debt of $ 100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was

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$84 billion, only a portion of which constitutes State-supported or
State-related debt.

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

       As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

       Except for the Series 1998F Refunding Bonds maturing on September 15, 2008, Moody's Investors Service, Inc. ("Moody's") has given the Series 1998F Refunding Bonds a rating of "A2" and Standard & Poor's Ratings Group ("S&P") has given the Series 1998F Refunding Bonds a rating of "A." Moody's and S&P will give the Series 1998F Refunding Bonds maturing on September 15,2008, a rating of "Aaa" and AAA, respectively with the understanding that upon delivery of such Bonds, a municipal bond insurance policy will be issued by Ambac Assurance Corporation.

       Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating

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will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the Series 1998F Refunding Bonds.

       The State's current fiscal year began on April 1, 1998 and ends on March 31, 1999 and is referred to herein as the State's 1998-99 fiscal year. This section of the AIS reflects estimates of receipts and disbursements for the State's 1998-99 fiscal year as formulated in the Financial Plan released on June 25, 1998. Additional information on the State's finances will be released in quarterly updates to the Financial Plan. Information on the State's Capital Program and Financing Plan for the 1998-99 through 2002-03 fiscal years will be released on or before July 30, 1998. The update to the State's financial projections based upon Generally Accepted Accounting Principles (GAAP) will be released on or before September 1, 1998.

       The Legislature adopted the debt service component of the State budget for the 1998-99 fiscal year on March 30,1998 and the remainder of the budget on April 18, 1998. In the period prior to adoption of the budget for die current fiscal year, the Legislature also enacted appropriations to permit the State to continue its operations and provide for other purposes. On April 25, 1998, the Governor vetoed certain items that the Legislature added to the Executive Budget. The Legislature had not overridden any of the Governors vetoes as of the start of the legislative recess on June 19, 1998 (under the State Constitution, the Legislature can override one or more of the Governor's vetoes with the approval of two-thirds of the members of each house).

       General Fund disbursements in 1998-99 are now projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session, as well as spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The State projects that the 1998-99 State Financial Plan is balanced on a cash basis, with an estimated reserve for future needs of $761 million.

       The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the School Tax Relief Program (STAR), expansion of the child care income-tax credit for middle-income families, a phased-in reduction of the general business tax, and reduction of several

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other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs, and for the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund (DRRF) that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

       The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund (TSRF), a balance of $158 million in the Community Projects Fund
(CPF), and a balance of $100 million in the Contingency Reserve Fund (CRF). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resources to help finance any extraordinary litigation costs during the fiscal year.

       Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable.

       Total General Fund receipts in 1998-99 are projected to be $37.56 billion, an increase of over $3 billion from the $34.55 billion recorded in 1997-98. This total includes $34.36 billion in tax receipts, $1.40 billion in miscellaneous receipts, and $1.80 billion in transfers from other funds.

       The transfer of a portion of the surplus recorded in 1997-98 to 1998-99 exaggerates the "real" growth in State receipts from year to year by depressing reported 1997-98 figures and inflating 1998-99 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-99 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State's economy. On an adjusted

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basis, State tax revenues in 1998-99 fiscal year are projected to grow at approximately 7.5 percent, following an adjusted growth roughly nine percent in the 1997-98 fiscal year.

       The personal income tax is imposed on die income of individuals, estates and trusts and is based on federal definitions of income and deductions. This tax continues to account for over half of the State's General Fund receipts base. Net personal income tax collections are projected to reach $21.24 billion, nearly $3.5 billion above the reported 1997-98 collection total. Since 1997 represented the completion of the 20 percent income tax reduction program enacted in 1995, growth from 1997 to 1998 will be unaffected by major income tax reductions. Adding to the projected annual growth is the net impact of the transfer of the surplus from 1997-98 to the current year which affects reported collections by over $2.4 billion on a year-over-year basis, as partially offset by the diversion of slightly over $700 million in income tax receipts to the STAR fund to finance the initial year of the school tax reduction program. The STAR program was enacted in 1997 to increase the State share of school funding and reduce residential school taxes. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.7 billion, an increase of over 9 percent. This growth is largely a function of over 8 percent growth in income tax liability projected for 1998 as well as the impact of the 1997 tax year settlement on 1998-99 net collections.

       User taxes and fees are comprised of three-quarters of the State four percent sales and use tax (the balance, one percent, flows to support Local Government Assistance Corporation (LGAC) debt service requirements), cigarette, alcoholic beverage, container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category am receipts from the motor vehicle registration fees and alcoholic beverage license fees. A portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds.

       Receipts from user taxes and fees are projected to total $7.14 billion, an increase of $107 million from reported collections in the prior year. The sales tax component of this category accounts for all of the 1998-99 growth, as receipts from all other sources decline $100 million. The growth in yield of the sales tax in 1998-99, after adjusting for tax law and other changes, is projected at 4.7 percent. The yields of most of the excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. These General Fund declines are exacerbated in 1998-99 by revenue losses from scheduled and enacted tax reductions, and by an

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increase in earmarking of motor vehicle registration fees to the Dedication
Highway and Bridge Trust Fund.

       Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross-receipts-based taxes on utilities and gallonage-based petroleum business taxes. Beginning in 1994, a is percent surcharge on these levies began to be phased out and, for most taxpayers, there is no surcharge liability for taxable periods ending in 1997 and thereafter.

       Total business tax collections in 1998-99 are now projected to be $4.96 billion, $91 million less than received in the prior fiscal year. The category includes receipts from the largely income-based levies on general business corporations, banks and insurance companies, gross receipts taxes on energy and telecommunication service providers and a per-gallon imposition on petroleum business. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes between the two years. These include the first year of utility-tax rate cuts and the Power for Jobs tax reduction program for energy providers, and the scheduled additional diversion of General Fund petroleum business and utility tax receipts to other funds. In addition, profit growth is also expected to slow in 1998.

       Other taxes include receipts include estate, gift and real estate transfer taxes, a tax on gains from the sale or transfer certain real estate (this tax was repealed in 1996), a pari-mutuel tax and other minor levies. They are no projected to total $1.02 billion - $75 million below last year's amount. Two factors account for a significant part of the expected decline in collections from this category. First, the effects of the elimination of the property gains tax collections; second, a decline in estate tax receipts, following the explosive growth recorded in 1997-98, when receipts expanded by over 16 percent.

       Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Total miscellaneous receipts are projected to reach $1.40 billion, down almost $200 million from the prior year, reflecting the loss of non-recurring receipts in 1997-98 and the growing effects of the phase-out of the medical provider assessments.

       Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt one percent sales tax used to support payments to LGAC. Transfers from other funds are expected to total $1.8 billion, or $222 million less than total

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receipts from this category during 1997-98. Total transfers of sales taxes in excess of LGAC debt service requirements are expected by approximately $51 million, while transfers from all other funds are expected to fall by $273 million, primarily reflecting the absence, in 1998-99, of a one-time transfer of nearly $200 million for retroactive reimbursement of certain social services claims from the federal government.

       General Fund disbursements in 1998-99, including transfers to support capital projects, debt service and other funds are estimated at $36.78 billion. This represents an increase of $2.43 billion or 7.1 percent from 1997-98. Nearly one-half of the growth is for educational purposes, reflecting increased support for public schools, special education programs and the State and City university systems. The remaining increase is primarily for Medicaid, mental hygiene, and other health and social welfare programs, including children and family services. The 1998-99 Financial Plan also includes funds for the current negotiated salary increases for State employees, as well as increased transfers for debt service.

       Grants to Local Governments is the largest category of General Fund disbursements and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. The 1998-99 Financial Plan projects spending of $25.14 billion in this category, an increase of $1.88 billion or 8.1 percent over the prior year. The largest annual increases are for educational Medicaid, other health and social welfare programs, and community projects grants.

       State operations spending reflects the administrative costs of operating the State's agencies, including the prison system, mental hygiene institutions, the State University system (SUNY), the Legislature, and the court system. Personal service costs account for approximately 73 percent of spending in this category. Since January 1995, the State's workforce has been reduced by about 10 percent and is projected to remain at its current level of approximately 191,000 persons in 1998-99.

       State operations spending is projected at $6.70 billion, an increase of $511 million or 8.3 percent the prior year. This increase is primarily due to an additional payroll cycle in 1998- 99, a 3.5 percent general salary increase on October 1, 1998 for most State employees, the loss of federal receipts that would otherwise lower General Fund spending in mental hygiene programs, and a projected 15.6 percent increase in the Judiciary's budget.

       Disbursements in General State charges are estimated at $2.22 billion, a decrease of $50 million from the prior year.

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       Debt service paid from the General Fund reflects debt service on short-term obligations of the State, and includes only interest costs on the State's commercial paper program. The 1998-99 debt service estimate is $11 million, reflecting relative stability in short-term interest rates. The State's short-term TRAN borrowing program was eliminated in 1995.

       Transfers to other funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. Transfers in support of debt service are projected at $2.13 billion in 1998-99, an increase of $110 million from 1997-98. The increase reflects the impact of certain prior year bond sales (not of refunding savings), and certain bond sales planned to occur during the 1998-99 fiscal year. The State Financial Plan also establishes a transfer of $50 million to the new Debt Reduction Reserve Fund. The Fund may be used, subject to enactment of new appropriations, to pay the debt service costs on or to prepay State-supported bonds. Transfers in support of capital projects provide General Fund support for projects not otherwise financed through bond proceeds, dedicated taxes and other revenues, or federal grants. These transfers are projected at $200 million for 1998-99, comparable to last year. Remaining transfer's from the General Fund to other funds are estimated to decline $59 million in 1998-99 to $327 million. This decline is primarily the net impact of one-time transfers in 1997-98 to the State University Tuition Stabilization Fund and to the Lottery Fund to support school aid, offset by a 1998-99 increase in the State subsidy to the Roswell Park Cancer Research Institute.

       Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type is expected to comprise approximately 41 percent of total governmental funds receipts in the 1998-99 fiscal year, three-quarters of that activity relates to federally-funded programs.

       Total disbursements for programs supported by Special Revenue Funds are projected at $29.97 billion, an increase of $2.32 billion or 8.4 percent from 1997-98. Federal grants account for approximately three-quarters of all spending in the Special Revenue fund type. Disbursements from federal funds are estimated at $21.78 billion, an increase of $1.12 billion or 5.4 percent. The single largest program in this fund group is Medicaid, which is projected at $13.65 billion, an increase of $465 million or 3.5 percent above last year. Federal support for welfare programs is projected at $2.53 billion, similar to 1997-98. The remaining

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growth in federal funds is primarily due to the new Child Health Plus program, estimated at $197 million in 1998-99. This program will expand health insurance coverage to children of indigent families.

       State special revenue spending is projected to be $8.19 billion, an increase of $1.20 billion or 17.2 percent from last year's levels. Most of this projected increase in spending is due to the $704 million cost of the first phase of the STAR program, as well as $231 million in additional operating assistance for mass transportation, and $113 million for the State share of the new Child Health Plus program.

       Capital Projects Funds account for the financial resources used in the acquisition, construction, or rehabilitation of major State capital facilities, and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax receipts transferred from the General Fund, and various other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1998-99 fiscal year, activity in these funds is expected to comprise 5.5 percent of total governmental receipts.

       Capital Projects Funds spending in fiscal year 1998-99 is projected at $4.14 billion, an increase of $575 million or 16.1 percent from last year. The major components of this expected growth are transportation and environmental programs, including continued increased spending for 19196 Clean Water/Clean Air Bond Act projects and higher projected disbursements from the Environmental Protection Fund (EPF). Another significant component of this projected increase is in the area of public protection, primarily for facility rehabilitation and construction of additional prison capacity.

       State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999- 00 General Fund budget gap of approximately $1.77 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

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       Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1999-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

       The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The STAR program, which dedicates a portion of personal income tax receipts fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000- 01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.

       The Division of the Budget believes that the economic assumptions and projections of receipts and disbursements accompanying the 1998-99 Executive Budget are reasonable. However, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. For example, there can be no assurance that the Legislature will enact the Governor's

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proposals or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 1998-99 or in future fiscal years.

       Uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. This risk includes either a financial market or broader economic "correction" during the period, a risk heightened by the relatively lengthy expansions currently underway. The securities industry is more important to the New York economy than the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels. In addition, a normal "forecast error" of one percentage point in the expected growth rate could cumulatively raise or lower receipts by over $1 billion by the last year of the 1998 through 2001 projection period. On the other hand, the national or State economy may continue to perform better than projected, which could produce beneficial short-term results in State receipts.

       The State anticipates that its capital programs will be financed, in part, through borrowings by the State and its public authorities in the 1998-99 fiscal year. The State expects to issue $528 million in general obligation bonds (including $154 million for purposes of redeeming outstanding BANs) and $154 million in general obligation commercial paper. The State also anticipates the issuance of up to a total of $419 million in Certificates of Participation to finance equipment purchases (including costs of issuance, reserve funds, and other costs) during the 1998-99 fiscal year. Of this amount, it is anticipated that approximately $191 million will be issued to finance agency equipment acquisitions, including amounts to address Statewide technology issues related to Year 2000 compliance. Approximately $228 million will also be issued to finance equipment acquisitions for welfare reform-related information technology systems.

       The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of these factors, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

       The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal

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analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

       Projections of total State receipts in the Financial Plan are based on the State tax structure n effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

       Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

       An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that

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could affect State finances, but has significant reserves in the event of such an action.

       The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set fort herein. In the past the State has taken management actions to address potential Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

       Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. For example, the fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-99) are projected to grow more substantially beyond the 1998-99 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-03. These actions will place pressure on future budget balance in New York State.

       New York State is currently addressing "Year 2000" data processing compliance issues. The Year 2000 compliance issue ("Y2K") arises because most computer software programs allocate two digits to the data field for "year" on the assumption that the first two digits will be "19". Such programs will thus interpret the year 2000 as the year 1900 absent reprogramming. Y2K could impact both the ability to enter data into computer programs and the ability of such programs to correctly process data. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.

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       Constitutional challenges to State laws have limited the amount of taxes which political subdivisions can impose on real property. In 1979, the State's highest court declared unconstitutional a State law allowing localities and school districts to impose a special increase in real estate property taxes in order to raise funds for pensions and other uses. Additional court actions have been brought against the State, certain agencies and municipalities relating to financing, the amount of real estate tax, the use of tax revenues and other matters.

       An additional risk to the 1998-99 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.

       Certain litigation pending against the State, its subdivisions and their officers and employees could have a substantial and long-term adverse effect on State finances. The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. Because of the prospective nature of these proceedings, no estimate of the potential loss can be made.

       The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.

       Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future. Because of the prospective nature of these matters, no provision for this potential exposure has been made in the accompanying general purpose financial statements.

       Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

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       In addition, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position.

       The national economy has maintained a robust rate of growth during the past six quarters as the expansion, which is well into its seventh year, continues. Since early 1992, approximately 16-1/2 million jobs have been added nationally. The State economy has also continued to expand, but growth remains somewhat slower than in the nation. Although the State has added over 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

       The fiscal health of the State may also be affected by the fiscal health of New York City (City), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

       The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan (Financial Plan) annually and updates it periodically, and prepares a comprehensive annual financial report describing its most recent fiscal year each October.

       Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The cities of Yonkers and Troy continue to operate under State-ordered control agencies. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-99 fiscal year.

       Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and twenty-eight municipalities received more than $32 million in

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targeted unrestricted aid in the 1997-98 budget. Both of these emergency aid packages were largely continued through the 1998-99 budget. The State also dispersed an additional $21 million among all cities, towns and villages after enacting a 3.9 percent increase in General Purpose State Aid in 1997-98 and continued this increase in 1998-99.

       The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

       The appropriation and allocation of general purpose local government aid among localities, including New York City, is currently the subject of investigation by a State commission. While the distribution of general purpose local government aid was originally based on a statutory formula, in recent years both the total amount appropriated and the amounts appropriated to localities have been determined by the Legislature. A State commission was established to study the distribution and amounts of general purpose local government aid and recommend a new formula by June 30, 1999, which may change the way aid is allocated.

       Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

       Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the

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public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

SPECIAL CONSIDERATIONS AFFECTING PUERTO RICO

       The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the Commonwealth or Puerto Rico) and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico and its agencies and instrumentalities. Such information, however, has not been independently verified by the Trust.

       The Government of Puerto Rico has established programs directed at developing the manufacturing and service sectors (with emphasis on the tourism industry) of the economy and expanding and modernizing the island's infrastructure. Domestic and foreign investment has been stimulated by selective tax exemption, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issues by the Commonwealth, its public corporations and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the island's population.

       The economy of Puerto Rico is fully integrated with that of the United States mainland. During fiscal 1997, approximately 88% of Puerto Rico's exports went to the United States mainland, which was also the source of approximately 62% of Puerto Rico's imports. In fiscal 1997, Puerto Rico experienced a $2.7 billion positive adjusted merchandise trade balance.

       The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has experienced a basis change over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and hotel and related services, also plays a major role in economy. It rates second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing

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employment. In recent years, the services sector has experienced significant growth in response to the expansion of the manufacturing sector.

       Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1993 through fiscal 1997. Almost every sector of the economic participated and record levels of employment were achieved. Factors behind this expansion included government-sponsored economic development programs, periodic declines in the exchange value of the United States dollar, increases in the level of federal transfers, and the relatively low cost of borrowing.

       Gross product in fiscal 1993 was $25.1 ($24.5 billion in 1992 prices) and gross product in fiscal 1997 was $32.1 billion ($27.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1993 to 1997 (13.0% in 1992 prices).

       Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1997, aggregate personal income was $32.1 billion ($30.0 billion in 1992 prices) and personal income per capita was $8,509 ($7,957 in 1992 prices).

       Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal 1997 were $7.3 billion, of which $5.2 billion, or 71.6%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veteran's Benefits, Medicare and U.S. Civil Service retirement pensions.

       According to the Labor Department's Household Employment Survey, during the first eight months of fiscal 1998, total employment increased 0.4% over the same period in fiscal 1997. total monthly employment averaged 1,129,000 during the first eight months of fiscal 1998, compared to 1,124,500 in the same period of fiscal 1997. The seasonally adjusted unemployment rate for February 1998 was 14.1%.

       The Planning Board's gross product forecast for fiscal 1998, made in February 1998, projected an increase of 3.0% over fiscal 1997.

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       Puerto Rico has a diversified economy. During the period between fiscal
1993 and 1997, the manufacturing and services sectors generated the largest portion of gross domestic product. Three sectors of the economy provide the most employment: manufacturing, services and government.

       For many years, United States companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Code. Originally, the credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources. Amendments to Section 936 made in 1993 instituted two alternative methods for calculating the credit and limited the amount of the credit that a qualifying company could claim. These limitations area based on a percentage of qualifying income and on qualifying expenditures on wages, other wage related benefit and qualifying expenditures. As a result of amendments incorporated in the Small Business Job Protection Act of 1996 enacted by the United States Congress and signed into law by President Clinton on August 20, 1996, the tax credit is now being phased out over a ten-year period for existing claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations to the extent substantially new operations are established in Puerto Rico), the 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years. In addition, the 1996 Amendments eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

       During 1997, Governor Rossello proposed to Congress the enactment of a new permanent federal incentive program similar to what is now provided under
Section 30A. Such program would provide U.S. companies a tax credit based on qualifying wages paid and other wage related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue to effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998 budget submitted by President Clinton to Congress in February 1997 included a proposal to modify Section 30A to (i) extend the availability of the Section 30A Credit indefinitely, (ii) make it available to companies establishing operations in Puerto Rico after October 13, 1995, and
(iii) eliminate the income cap. Although said proposal was not included in the final fiscal 1998 federal budget, President Clinton's fiscal 1999 budget submitted to Congress again included these modifications to Section 30A. While the Government of Puerto Rico plans to continue lobbying for this proposal, it is

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not possible at this time to predict whether the Section 30A Credit will be modified.

       It is not possible at this time to determine the long-term effect on the Puerto Rico economy of the enactment of the 1996 Amendments. The Government of Puerto does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendment. The Government incentive programs to safeguard Puerto Rico's competitive position.

       Section 2 of Article VI of the Constitution of Puerto Rico provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislations and covered into the Treasury of Puerto Rico in the two fiscal years proceeding the then current fiscal year. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded. Internal revenues consist principally of income taxes, property taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury of Puerto Rico, and motor vehicle fuel taxes and license fees, which are allocated to the Highway Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service.

       On February 26, 1997 legislation was introduced in the U.S. House of Representatives proposing a mechanism to settle permanently the political relationship between Puerto Rico and the United States, either through full self-government (e.g., statehood or independence, including, as an alternative, free association via a bilateral treaty) or continued commonwealth status. Under the proposed legislation, failure to settle on full self-government after completion of the referenda process provided therein would result in retention of the current commonwealth status. On March 19, 1997, similar legislation was introduced in the U.S. Senate. On March 4, 1998, the U.S. House of Representatives voted in favor of the Political Status Act. It is not possible at this time to predict, however, what course the legislation will follow in the Senate, and whether it will be subsequently enacted into law.

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       With respect to pending and threatened litigation, excluding the litigation mentioned in the following paragraph, the Commonwealth has reported liabilities of approximately $106 million for awarded and anticipated unfavorable judgments. This amount was included as other long-term liabilities in the general long-term debt account group and represents the amount estimated as a probable liability or a liability with a fixed or expected due date which will require future available financial resources for its payment. Management believes that the ultimate liability in excess of amounts provided, if any, would not be significant.

       The Commonwealth and various component units are defendants in a lawsuit alleging violations of civil rights. Preliminary hearings and discovery proceedings are in progress. The amounts claimed exceed $50 billion; however, the ultimate liability cannot be presently determined. It is the opinion of management that the claim is excessive and exaggerated. No provision for any liability that may result upon adjudication of this lawsuit has been recognized in the financial statements by the Commonwealth.

       On January 22, 1996, the US District Court in Puerto Rico consolidated all cases against the Commonwealth related to the complaints filed in 1979 by the inmates of the correctional facilities in Puerto Rico. The Court ruled a permanent order requiring the Commonwealth to comply with the requirement of the minimum fixed living space per inmate. In the opinion of management, based on advice of their legal counsel, this order will limit the imposition of further fines and the fines already paid together with the accrued liability the general long-term debt account group, (which amount to approximately $200 million at June 30, 1997) shall be sufficient to carry out the Court's requirement.

       Each Fund has a separate investment objective or objectives which it pursues through separate investment policies, as described in the Prospectus. The following discussion elaborates on the presentation of the Money Market Fund's investment policies contained in the Prospectus.

          INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS

       The Funds may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectus and elsewhere in this SAI.

TEMPORARY DEFENSIVE MEASURES

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       In times of unusual or adverse market conditions - for temporary defensive purposes - each fund, except for the Equity Index Fund, may invest without limit in cash and cash equivalents.

       Cash or cash equivalents which include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by any U.S. or foreign government or government agencies or instrumentality thereof (including repurchase agreements collateralized by such securities); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or savings and loan associations if such obligations are federally insured; commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described if such instruments are deemed by the Trustees to be of comparable high quality and liquidity.

REPURCHASE AGREEMENTS

       The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or member firms of the National Association of Securities Dealers, Inc. that meet the repurchase agreement creditworthiness guidelines established by the Trustees. The Equity Index Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, and with respect to securities of the type in which the Fund may invest. In addition, the Global High Yield Fund, International Bond and International Equity Funds may enter into domestic or foreign repurchase agreements with certain sellers deemed to be creditworthy pursuant to guidelines adopted by the Trustees.

       A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time (usually not more than a week in the case of the Equity Index

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Fund, California Tax Free Fund and New York Tax Free Fund) and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by the Fund's Custodian. The value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

       The income on repurchase agreements may be subject to federal and state income taxes when distributed by a Fund as a dividend to shareholders. Subject to applicable limitations, the Tax Free Bond Fund will enter into repurchase agreements as a means of earning income on its cash reserves when, in the judgment of the Sub-Adviser, shareholders would benefit more from receiving taxable income thereon than from earning no income or tax-free income at a lower rate on such reserves.

       For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Sub-Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including

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accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

       The Strategic Income Fund, Strategic Value Fund, California Tax Free Fund and New York Tax Free Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund may enter into reverse repurchase agreements. A Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. Each of the California Tax Free Fund and New York Tax Free Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 10% of its total assets. Each of the Strategic Income Fund, Strategic Value Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund will limit its investments in reverse repurchase agreements to no more than 5% of its total assets.

LENDING OF PORTFOLIO SECURITIES

       Each Fund, except the Tax Free Bond Fund, MAP Equity Fund and the Money Market Fund, may seek to increase its income by lending portfolio securities. Under guidelines adopted by the Funds' Board, such loans may be made to institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of certain of the Funds, has entered into an agency agreement with Merrill Lynch Portfolio Services, Inc. which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, under the supervision and control of the Funds' Sub-Advisers.

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       As with other extensions of credit there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Sub-Adviser to be creditworthy and approved by the Board, and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. The value of securities loaned will not exceed 33% of the value of the total assets of the lending Fund. In addition, pursuant to guidelines adopted by the Board, each Fund is prohibited from lending more than 5% of its total assets to any one counterparty.

BANK OBLIGATIONS

       Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

       Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

       Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

       Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital surplus and individual profits (as of the date of their most recently published financials) in excess of $100,000,000, or if, with respect to the obligations of other banks and savings and loan associations, such obligations are federally insured. The Equity Index Fund will not be subject to the above restriction to the extent it invests in bank obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Equity Index Fund also may invest in certificates of deposit of savings and loan

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associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

U.S. GOVERNMENT SECURITIES

       Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. See "Mortgage-Related and Other Asset-Backed Securities." The Equity Index Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

DEBT SECURITIES

       Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline

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in interest rates will increase the value of fixed income securities held by a
Fund.

CONVERTIBLE SECURITIES

       The Capital Appreciation Fund, Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund, Value Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund, MAP Equity Fund and Global High Yield Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Sub-Adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other debt instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

       Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

       As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in

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convertible securities generally entail less risk than investments in the common stock of the same issuer.

       Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

       Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

       A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

ARBITRAGE

       Each Fund, except the California Tax Free Fund, Equity Index Fund, International Bond Fund, International Equity Fund, MAP Equity Fund, New York Tax Free Fund and Tax Free Bond Fund, may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. Although the Funds do not actively engage in arbitrage, such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund.

FOREIGN SECURITIES

       Except for the California Tax Free Fund, Government Fund, New York Tax Free Fund and Tax Free Bond Fund, each Fund may invest in U.S.
dollar-denominated and non-dollar-denominated foreign debt and equity securities and in certificates of deposit issued

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by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Fund is restricted to purchasing U.S.
dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

       Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

       Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Developing countries have economic structures that are less mature. Furthermore, developing countries have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of developing countries generally

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are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FOREIGN CURRENCY TRANSACTIONS

       Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, each Fund, except the California Tax Free Fund, the Equity Index Fund, the Government Fund, the Money Market Fund, the New York Tax Free Fund and the Tax Free Bond Fund, may, to the extent it invests in foreign securities, enter into forward foreign currency transactions in order to protect against uncertainty in the level of future foreign currency exchange rates. Each of these Funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

       Foreign currency transactions in which the Funds may engage include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and foreign exchange futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange

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dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

       Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served by entering into such a contract. Generally, the Sub-Adviser believes that the best interest of a Fund will be served if a Fund is permitted to enter into forward contracts under specified circumstances. First, when a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

       Second, when the Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy hedge"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward

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contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

       Finally, a Fund may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

       At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

       A Fund's dealing in forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. A Fund generally will not enter into a forward contract with a term of greater than one year.

       In cases of transactions which constitute "transaction" hedges, or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge

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position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

       It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract. The Funds cannot assure that the techniques discussed above will be successful. Successful use of forward contracts depends on the investment manager's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currency exchange rate activity and could result in losses to the Fund if currencies do not perform as investment managers anticipate. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

       The Sub-Adviser believes active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

       A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

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FOREIGN INDEX-LINKED INSTRUMENTS

       As part of its investment program, and to maintain greater flexibility, the International Bond Fund, International Equity Fund, Strategic Income Fund and Global High Yield Fund may, subject to compliance with each Fund's limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

       A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument.

BRADY BONDS

       Each of the Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund and Global High Yield Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). Brady bonds are not considered U.S. government securities.

       U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by

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cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

       Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

MUNICIPAL SECURITIES

       Municipal securities generally are understood to include debt obligations issued by, or on behalf of, states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues. Municipal securities also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of

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litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of, and interest on, its or their municipal securities may be materially and adversely affected.

       Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

       Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

       Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

       Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FHA under the FNMA or GNMA.

       Project Notes are instruments sold by the Department of Housing and Urban Development ("HUD") but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

       Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

       Municipal Bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the

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payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

       A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

       An entire issue of Municipal Bonds may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, unless an exemption from such registration is available, Municipal Bonds which are not publicly offered may nevertheless be readily marketable. A secondary market exists for Municipal Bonds which were not publicly offered initially.

       The Tax Free Bond Fund may invest more than 25% of its total assets in Municipal Bonds the issuers of which are located in the same state and may invest more than 25% of its total assets in Municipal Bonds the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; colleges and universities; public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments which might affect all Municipal Bonds of a similar type. However, the Fund

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believes that the most important consideration affecting risk is the quality of
Municipal Bonds.

       The Tax Free Bond Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if the Sub-Adviser believes that such transactions, net of costs including taxes, if any, would improve the overall return on its portfolio. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Fund will be able to take advantage of them.

       There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of Municipal Bonds both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with Municipal Bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with Municipal Bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of Municipal Bonds which are not General Obligation Bonds is made by the Sub-Adviser on the basis of the characteristics of the Municipal Bonds as described above, the most significant of which is the source of funds for the payment of principal of and interest on such Bonds.

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       In order to limit certain of these risks, the California Tax Free Fund,
New York Tax Free Fund and Tax Free Bond Fund will not invest more than 10% (15% in the case of the Strategic Income Fund) of its total assets in municipal lease obligations that are illiquid (along with all other illiquid securities). The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.

       There may be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which each Fund may invest.

       INCOME LEVEL AND CREDIT RISK Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal or interest on its or their municipal obligations may be materially affected. Although the Funds' quality standards are designed to minimize the credit risk of investing in Municipal Bonds, that risk cannot be entirely eliminated.

       TAX CONSIDERATIONS With respect to the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, income derived by a Fund from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and certificates of deposit will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by a Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions

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to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped Municipal Bonds and their coupons may also be treated as taxable income under certain circumstances.

       The Tax Reform Act of 1986 ("TRA") limited the types and volume of Municipal Bonds qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain Municipal Bonds as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain Municipal Bonds after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

       Industrial Development Bonds which pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

       Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the TRA, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all,

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private activity bonds issued after that date qualify to pay tax-exempt interest.

VARIABLE RATE DEMAND NOTES ("VRDNS")

       The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may invest in tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

       The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed up by an irrevocable letter of credit or guaranty of the Institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the Institution in such obligation, except that the Institution typically retains fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

FLOATING AND VARIABLE RATE SECURITIES

       Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

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       The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well.

       The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Funds' limitations on investments in such securities.

ZERO COUPON BONDS

       The Funds, except the Equity Index Fund and MAP Equity Fund, may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon bonds is not distributed on a current basis but is, in effect, compounded, zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Funds must accrue and distribute every year even though a Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

       The California Tax Free Fund, New York Tax Free Fund, Strategic Income Fund and Tax Free Bond Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities.

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Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Sub-Adviser understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that standby commitments will be available to a Fund, nor has the California Tax Free Fund, New York Tax Free Fund or Tax Free Bond Fund assumed that such commitments would continue to be available under all market conditions.

       A standby commitment may not be used to affect a Fund's valuation of the municipal security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

WHEN-ISSUED SECURITIES

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       The Funds may from time to time purchase securities on a "when-issued"
basis. Debt securities, including municipal bonds, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Trust's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

       At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The Trustees do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

       Each Fund may buy Mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. Like other fixed-
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income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities.

       MORTGAGE PASS-THROUGH SECURITIES Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, mortgage pass-through securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

       Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

       Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

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       The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

       Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

       FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation and acts as a government instrumentality under authority granted by Congress. FHLMC was formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCS") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCS are not backed by the full faith and credit of the U.S. government.

       If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

       Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in

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addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Funds' quality standards.

       PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES The mortgage-related securities in which the Funds may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

       The MAP Equity Fund California Tax Free Fund, New York Tax Free Fund and Equity Index Fund, however, may not invest in non-government mortgage pass-through securities. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the Sub-Advisers' opinion are illiquid if, as a result, more than 10% (15% in the case of the International Equity, International Bond, Strategic Income and Strategic Value Funds) of the value of the Fund's total assets will be illiquid.

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       COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

       CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs are structured into multiple classes, each bearing a different stated maturity - actual maturing and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

       In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond Offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

       The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one CMO, more than 10% of the Fund's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of CMOs.

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       FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCS, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

       If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

       Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

       OTHER MORTGAGE-RELATED SECURITIES Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

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       CMO RESIDUALS CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

       The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a portfolio may fail to recoup fully its initial investment in a CMO residual.

       CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and, accordingly, CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

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       Under certain circumstances, a Fund's investment in residual interests in
"real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

       CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.

       GOVERNMENT FUND The Government Fund may invest in securities collateralized by mortgages or pools of mortgages the issuer of which has qualified to be treated as a "REMIC". CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will

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vary from issue to issue and from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Government Fund will consider this rule in determining whether to invest in residual interests.

       STRIPPED MORTGAGE-BACKED SECURITIES Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

       SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

       Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

       RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability

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of a Fund to successfully utilize these instruments may depend in part upon the ability of an Sub-Adviser to forecast interest rates and other economic factors correctly. If a Sub-Adviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

       Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

       Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

       Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

       OTHER ASSET-BACKED SECURITIES Several types of asset-backed securities have already been offered to investors, including CARSSM ("Certificates for Automobile ReceivablesSM"). CARSSM represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail

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installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

       The Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Consistent with its investment objectives and policies, a Fund also may invest in other types of asset-backed securities.

SHORT SALES AGAINST THE BOX

       A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales against the box. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the Sub-Advisers believe are

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creditworthy. Short sales against the box will be limited to no more than 25% of a Fund's total assets. The MAP Equity Fund may not enter into short sales against the box.

OPTIONS ON SECURITIES

       WRITING CALL OPTIONS Any Fund, except the MAP Equity Fund, the Money Market Fund and the Tax Free Bond Fund, may sell ("write") covered call options on the portfolio securities of such Fund in an attempt to enhance investment performance. The California Tax Free Fund and New York Tax Free Fund may purchase and sell both put and call options on debt securities in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ, and agreements, sometimes called "cash puts," which may accompany the purchase of a new issue of bonds from a dealer. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option--in return for a premium received--the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

       A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying such options will be listed on national

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securities exchanges, except for certain transactions in options on debt securities and foreign securities.

       During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

       A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security.

       A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. A closing purchase transaction for an over-the-counter option may be made only with the other party to the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price.

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       Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Sub- Advisers, engage without limitation in the writing of options on U.S. government securities. Subject to the limitation that all call and put option writing transactions be covered, and limitations imposed on regulated investment companies under federal tax law, the International Bond Fund, International Equity Fund and Global High Yield Fund may, to the extent determined appropriate by the Sub-Adviser, engage without limitation in the writing of options on their portfolio securities.

       WRITING PUT OPTIONS Each Fund, except the Money Market Fund, the MAP Equity Fund and the Tax Free Bond Fund, may also write covered put options. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

       The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

       A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the

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time when it may be required to fulfill its obligation as a writer of the option.

       The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

       If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

       In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company and the Trust's intention that each Fund qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Sub-Advisers, engage without limitation in the writing of options on U.S. government securities.

       PURCHASING OPTIONS Each Fund, except Money Market Fund and the Tax Free Bond Fund, may purchase put or call options which are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Sub-Advisers deem to be of sufficient creditworthiness so as to minimize these risks.

       The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a

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substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. A Fund would buy a put option in anticipation of a decline in the market value of such securities. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security at a specified price upon exercise of the option during the option period. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

       The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

       MARRIED PUTS. Each Fund, except the Equity Index Fund, MAP Equity Fund, Money Market Fund and Tax Free Bond Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale against the box (see "Short Sales Against the Box") but for various reasons is

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unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

       Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

       SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES Exchange markets in U.S. government securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

       A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security. The Capital Appreciation Fund, Convertible

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Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, Total
Return Fund and Value Fund will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Fund's total assets.

       The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. The ability of a Fund to successfully utilize options may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly.

       The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FOREIGN CURRENCIES

       Each Fund, except the California Tax Free Fund, the Equity Index Fund, the Government Fund, the MAP Equity Fund, the Money Market Fund, the New York Tax Free Fund and the Tax Free Bond Fund, may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies. A Fund may use foreign currency options contracts for various reasons, including: to manage its exposure to changes in currency exchange rates; as an efficient means of adjusting its overall exposure to certain currencies; or in an effort to enhance its return.

       A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the

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foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

       Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

       If a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received by the Fund.

       Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be

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required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

       A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.

       Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter. Exchange-traded options generally settle in cash, whereas options traded over-the counter may settle in cash or result in delivery of the underlying currency upon exercise of the option. As with other kinds of options transactions, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

       A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

       Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-

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counter options differ from traded options in that they are two- party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

SECURITIES INDEX OPTIONS

       The Funds, except the MAP Equity Fund, may purchase call and put options on securities indexes (only call options on the S&P 500 Composite Price Index in the case of the Equity Index Fund) for the purpose of hedging against the risk of unfavorable price movements which may adversely affect the value of a Fund's securities. The Equity Index Fund may purchase call options on the S&P 500 Index to protect against increases in the prices of securities underlying the Index that the Equity Index Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

       Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (I) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

       A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Composite Price Index or the N.Y.S.E. Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

       The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly

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match the securities represented in the securities indexes on which options are based. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. In this respect, purchasing a securities index put (or call) option is analogous to the purchase of a put (or call) on a securities index futures contract.

       A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Fund may also allow options to expire unexercised.

FUTURES TRANSACTIONS

       The California Tax Free Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, New York Tax Free Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund, Total Return Fund, Equity Income Fund and Global High Yield Fund may purchase and sell futures contracts on debt securities and on indexes of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of a Fund's portfolio and for other appropriate risk management purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. The Government Fund may enter into futures contracts and purchase and write options on futures, which are not U.S. government securities, in order to attempt to hedge against changes in interest rates and to seek current income. Such futures contracts would obligate the Fund to make or take delivery of certain debt securities or an amount of cash upon expiration of the futures contract, although most futures positions typically are closed out through an offsetting transaction prior to expiration. The Capital Appreciation Fund, Convertible Fund, Equity Index Fund, International Equity Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund, Value Fund, Blue

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Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth
Opportunities Fund, Small Cap Growth Fund, Equity Income Fund, MAP Equity Fund and Global High Yield Fund may purchase and sell stock index futures to hedge the equity portion of those Funds' securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). These Funds, and the International Bond Fund, may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Fund, except the California Tax Free Fund, Equity Index Fund, Government Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to applicable CFTC rules, the Funds also may enter into futures contracts traded on the following foreign futures exchanges: Frankfurt, Tokyo, London and Paris, as long as trading on the aforesaid foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The International Bond Fund, International Equity Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund are not limited to the above-listed exchanges.

       A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by

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the CFTC. Currently, there are futures contracts based on a variety of instruments, indexes and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indexes.

       When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

       A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

       Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

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       FUTURES ON DEBT SECURITIES A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Sub- Advisers to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

       Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

       On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

       The Fund could accomplish similar results by selling securities with long maturities and investing in securities with

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short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

       Because the only futures contracts currently available to hedge the Tax Free Bond Fund's portfolio of municipal obligations are futures on various U.S. government securities and futures on a municipal securities index, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve.

       SECURITIES INDEX FUTURES A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

       Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indexes (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also

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purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio.

       The Funds do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

       CURRENCY FUTURES A sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract, if the Sub-Adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Sub- Adviser anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

       A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are

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generally minor and would diminish as the contract approached maturity. Another risk is that the Sub-Adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

       OPTIONS ON FUTURES For bona fide hedging and other appropriate risk management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. It is the current policy of the Trust that the Funds will purchase or write only options on futures contracts that are traded on a U.S. or foreign exchange or board of trade. The Funds also may engage in related closing transactions with respect to options on futures. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

       Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

       Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk

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management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

       The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

       In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

       If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

       The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are


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denominated. If the futures price at expiration is below the exercise price, the
Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

       The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

       While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

       LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS In general, the Funds will engage in transactions in futures contracts and related options only for bona fide hedging and other appropriate risk management purposes, and not for speculation. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.


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       When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

       When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

       When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

       When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.


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       The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Tax Status."

       RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this occurred, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

       Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no


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trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

       In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

       Many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

SWAP AGREEMENTS

       The International Bond Fund, International Equity Fund, Strategic Value Fund, Strategic Income Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements are two


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party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

       Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub- Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-Adviser will cause a Fund to


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enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

       Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

       This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are


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undertaken in conjunction with a line of business, and (4) are not marketed to the public.

LOAN PARTICIPATION INTERESTS

       A Fund's investment in loan participation interests may take the form of participation interests in, assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, a Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather a Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

       In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse


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against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

       A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, a Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

       When a Fund acts as co-lender in connection with a participation interest or when a Fund acquires a participation interest the terms of which provide that a Fund will be in privity of contract with the corporate borrower, a Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, a Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring participation interests a Fund will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets a Fund's qualitative standards. There is a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such


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security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider loan participation interests not subject to puts to be illiquid.

RISKS ASSOCIATED WITH DEBT SECURITIES

       To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

       Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

       When and if available, debt securities may be purchased at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Sub-Adviser, such securities have the potential for future income (or capital appreciation, if any).


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       Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Funds' portfolio securities increases or decreases. Moreover, the value of the debt securities that each Fund purchases may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the net asset value of the Funds' shares.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

       High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

       Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

       Legislation designed to limit the use of high yield bonds in corporate transactions may have a material adverse effect on a Fund's net asset value and investment practices. In addition, there may be special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. Also, distributions on account of such interest generally will be taxable to shareholders even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may have to sell some of its assets to reduce the Fund's


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assets and may thereby increase its expense ratio and decrease its rate of return.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

       The following restrictions may not be changed with respect to any Fund without the approval of the majority of the outstanding voting securities of that Fund (as defined in the 1940 Act). Investment restrictions that appear below or elsewhere in this Statement of Additional Information that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund.

       The Trust may not, on behalf of any Fund:

       1. With respect to 75% of each Fund's total assets invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund. This restriction does not apply to the California Tax Free Fund, Equity Index Fund, International Bond Fund, New York Tax Free Fund and Global High Yield Fund.

       2. Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that these Funds maintain asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets (10% in the case of the California Tax Free Fund and New York Tax Free Fund).

       3. Purchase securities (or with respect to the California Tax Free Fund, New York Tax Free Fund, and Tax Free Bond Fund purchase (I) Pollution Control and Industrial Development Bonds or (ii) securities the interest from which is not exempt from regular federal income tax) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry,


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provided that there is no limitation in respect to investments in U.S.
government securities or, with respect to each Fund except Strategic Value Fund, investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that (a) the above limitation does not apply to the Equity Index Fund to the extent that the Standard & Poor's 500 Composite Stock Price Index is so concentrated; (b) up to 40% of the High Yield Corporate Bond Fund's, Strategic Income Fund's and Strategic Value Fund's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but each Fund will not invest 25% or more in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more); (c) 25% or more of the market value of the total assets of the Money Market Fund will be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances; and (d) at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds. With respect to the California Tax Free Fund and New York Tax Free Fund, private activity bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry for purposes of this restriction.

       4. Purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate) or, in the case of the California Tax Free Fund and New York Tax Free Fund, real estate investment trust securities; commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for any Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies


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(or securities, with respect to the MAP Equity Fund, Blue Chip Growth Fund,
Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund, Global High Yield Fund and Strategic Value
Fund) or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction.

       5. Make loans to other persons, except loans of portfolio securities (in the case of the California Tax Free Fund and New York Tax Free Fund, in an amount not to exceed 10% of the value of each Fund's total assets in accordance with applicable guidelines approved by the Board of Trustees and 30% in the case of the Equity Index Fund). The purchase of debt obligations (and bankers' acceptances and commercial paper in the case of the Equity Index Fund) and the entry into repurchase agreements in accordance with a Fund's investment objectives and policies are not deemed to be loans for this purpose.

       6. Act as an underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities.

       7. Issue senior securities, except to the extent permitted under the Investment Company Act of 1940.

       The following fundamental investment restriction is applicable to the Tax Free Bond Fund only. The Tax Free Bond Fund must:

       1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

       In addition to the Trust's fundamental investment restrictions, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

        The following are non-fundamental restrictions of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, Tax Free Bond Fund, Total Return Fund and Value Fund. Each of these Funds may not:

               (a) purchase from or sell portfolio securities of a Fund to any of the officers or Trustees of the Trust, its investment advisers, its principal underwriter or the officers, or directors of its Sub-Advisers or principal underwriter;

               (b) invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(1) under the Securities Act of 1933 determined to be liquid pursuant to guidelines adopted by the Board), repurchase agreements maturing in more than seven days, certain options traded over the counter that a Fund has written, securities for which market quotations are not available, or other securities which legally or in the opinion of the Sub-Adviser are deemed illiquid;

               (c) purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with merger, consolidation, acquisition or reorganization;

               (d) invest in other companies for the purpose of exercising control or management;

               (e) purchase securities on margin except in connection with arbitrage transactions or make short sales, unless by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts;

               (f) purchase or sell any put or call options or any combination thereof, except that the Trust may purchase and sell or write (i) options on any futures contracts into which it may enter, (ii) put and call options on currencies, securities indexes and covered put and call options on securities, and (iii) may also engage in closing purchase transactions with respect to any put and call option position it has entered into; and except that the Government Fund may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Fund; or

               (g) purchase, with respect to the Government Fund, any call option, long futures contract or long option on a futures contract if, at the date of purchase, realized net losses from such transactions during the fiscal year to date exceed 5% of such Fund's average net assets during such period.

        The following are non-fundamental restrictions of the California Tax Free Fund, Equity Index Fund and New York Tax Free Fund:

               (a) A Fund may not purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidation or reorganization.

               (b) The Funds may not invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or
        Section 4(1) under the Securities Act of 1933 determined to be liquid pursuant to guidelines adopted by the Board).

               (c) A Fund may not invest in other companies for the purpose of exercising control or management.

               (d) A Fund may not purchase securities on margin, except in connection with arbitrage transactions, or make short sales, unless it owns the securities sold short or it has the right to obtain securities equivalent in kind and amount to the securities sold, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. (This restriction has no application to transactions in futures, options and foreign currency exchange contracts).

        The following are non-fundamental restrictions of the International Bond Fund, International Equity Fund, Strategic Income Fund and Strategic Value Fund:

               (a) As an operating policy, a Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

               (b) As an operating policy, a Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin. This restriction is not applicable to the Strategic Income Fund.

               (c) As an operating policy, a Fund may not invest in securities which are not readily marketable, or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities"), other than Rule 144A securities or Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. A Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or in other instruments which for regulatory purposes or in the Sub-Adviser's opinion may be deemed to be illiquid, such as a certain portion of options traded in the over-the-counter market, and securities being used to cover options a Fund has written.

               (d) As an operating policy, a Fund may not purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.

        The following are non-fundamental restrictions of the MAP Equity Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund:

               (a) As an operating policy, a Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

               (b) As an operating policy, a Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

               (c) As an operating policy, a Fund may not invest in securities which are not readily marketable, or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities"), other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. A Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or in other instruments which for regulatory purposes or in the Sub-Adviser's opinion may be deemed to be illiquid, such as a certain portion of options traded in the over-the-counter market, and securities being used to cover options a Fund has written.

               (d) As an operating policy, a Fund may not purchase the securities of other investment companies except to the permitted by the 1940 Act in connection with a merger, consolidated, acquisition, or reorganization.

        "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value.

        In addition, though not a fundamental policy, the California Tax Free and New York Tax Free Funds will not sell securities short, except that each Fund reserves the right to sell securities short "against the box."

        In addition, though not a fundamental policy, the Equity Index Fund may not engage in arbitrage transactions, nor may it purchase warrants (excluding those acquired by the Equity Index Fund in units or attached to securities), nor will the Equity Index Fund sell securities short or buy on margin, except that the Fund reserves the right to sell securities short "against the box."

        The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Sub-Advisers, pursuant to guidelines approved by the Trustees.

        Each Sub-Adviser takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

               (I) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

               (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

               (iii) dealer undertakings to make a market in the 144A security; and

               (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

To make the determination that an issue of 4(2) commercial paper is liquid, a Sub-Adviser must conclude that the following conditions have been met:

                    (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

                    (b) the 4(2) commercial paper is rated:

               (I) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs");or

               (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

               (iii) if the security is unrated, the Sub-Adviser has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

                (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

       If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                               PORTFOLIO TURNOVER

                                    [to come]

                              TRUSTEES AND OFFICERS

       The Board of Trustees oversees the Funds, the Manager and the Sub-Advisers. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               POSITION(S) WITH TRUST                    DURING PAST 5 YEARS
------------------------            ----------------------                    -------------------
Richard M. Kernan,                 Chairman and                         Director of MainStay VP Series
Jr.*                               Trustee                              Fund, Inc. From January 1987 to
51 Madison Avenue                                                       present; Chairman of the board
New York, NY 10010                                                      and Chief Executive Officer of
Age 57                                                                  MainStay VP Series Fund, Inc.
                                                                        From August 1989 to present;
                                                                        Executive Vice President and
                                                                        Chief Investment Officer of New
                                                                        York Life Insurance Company from
                                                                        March 1995 to present; Executive
                                                                        Vice President prior thereto;
                                                                        Member of the Board of Directors
                                                                        of New York Life Insurance
                                                                        Company from November 1996 to
                                                                        present and Chairman of the
                                                                        Investment Committee from
                                                                        January 1997 to present; and
                                                                        Director, Greystone Realty Corp.
                                                                        January 1997 to present.

Stephen C. Roussin*                President, Chief                     Director and Chairperson,
51 Madison Avenue                  Executive Officer                    MainStay Institutional Funds,
New York, NY 10010                 and Trustee                          Inc., 1997 to present; Senior
Age 34                                                                  Vice President, New York Life
                                                                        Insurance Company, 1997 to
                                                                        present; Senior Vice President,
                                                                        Smith Barney, 1994 to 1997; and
                                                                        Division Sales Manager,
                                                                        Prudential Securities, 1989 to
                                                                        1994.



Harry G. Hohn*                     Trustee                              Retired Chairman and Chief
51 Madison Avenue                                                       Executive Officer, New York Life
New York, NY  10010                                                     Insurance Company; Chairman of
Age:  66                                                                the Board and Chief Executive
                                                                        Officer, New York Life Insurance
                                                                        Company, 1990 to 1997; Vice
                                                                        Chairman of the Board, New York
                                                                        Life Insurance Company, 1986 to
                                                                        1990; Director, New York Life
                                                                        Insurance Company, 1985 to 1986;
                                                                        Director, Million Dollar
                                                                        Roundtable Foundation, 1996 to
                                                                        1997; Director, Insurance
                                                                        Marketplace Standards
                                                                        Association, 1996 to 1997;
                                                                        Director, Witco Corporation,
                                                                        1989 to present; Member,
                                                                        International Advisory Board of

PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               POSITION(S) WITH TRUST                    DURING PAST 5 YEARS
------------------------            ----------------------                    -------------------
                                                                        Credit Commercial de France,
                                                                        1995 to present; and a Life
                                                                        Fellow of the American Bar
                                                                        Foundation.

Edward J. Hogan                           Trustee                       Rear Admiral U.S. Navy
Box 2321                                                                (Retired); Independent
Sun Valley, ID  83353                                                   Management Consultant, 1992 to
Age:  65                                                                1997.


Nancy Maginnes                          Trustee                          Member, Council of Rockefeller
  Kissinger                                                              University, New York, NY, 1991 to
Henderson Road                                                           present; Trustee, Rockefeller
South Kent, CT  06785                                                    University, 1995 to present;
Age:  64                                                                 Trustee, Animal Medical Center,
                                                                         1993 to present; and Trustee, The
                                                                         Masters School, 1994 to present;
                                                                         Member, Board of Overseers,
                                                                         Rockefeller Institute of
                                                                         Government, Albany, NY, 1983-
                                                                         1992 (Board dissolved).

Terry L. Lierman                          Trustee                        President, Capitol Associates,
426 C Street, N.E.                                                       Inc., 1984 to present; President,
Washington, D.C.  20002                                                  Employee Health Programs, 1990 to
Age: 50                                                                  present; Vice Chairman, TheraCom
                                                                         Inc., 1994 to present; Member,
                                                                         UNICEF National Board, 1993 to
                                                                         present; Director, Harvard
                                                                         University, Pollin Institute,
                                                                         1995 to present; Director,
                                                                         PeacePac, 1994 to present;
                                                                         Commissioner, State of Maryland,
                                                                         Higher Education Commission, 1995
                                                                         to present; Vice Chairman,
                                                                         National Organization on
                                                                         Fetal Alcohol Syndrome, 1993 to
                                                                         present; Chief Executive Officer,
                                                                         Medical Crisis Systems, 1997 to
                                                                         present; and Board Member,
                                                                         Hollings Cancer Center, Medical
                                                                         University of South Carolina,
                                                                         1993 to present.

PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               POSITION(S) WITH TRUST                    DURING PAST 5 YEARS
------------------------            ----------------------                    -------------------
John B. McGuckian                  Trustee                              Chairman of the Board, Ulster
Ardverna                                                                Television plc, 1990 to present;
Cloughmills                                                             Director, Ulster Television plc,
Northern Ireland                                                        1970 to present; Chairman of the
BT4 49NL                                                                Board, Tedcastle Holding Ltd.
Age: 58                                                                 (energy), 1995 to present;
                                                                        Director, Cooneen Textiles Ltd.
                                                                        (clothing manufacturer), 1967 to
                                                                        present; Director Allied Irish
                                                                        Banks plc, 1977 to present;
                                                                        Director, First Trust Bank, 1991
                                                                        to present; Director, Unidare plc
                                                                        (engineering), 1986 to present;
                                                                        Director, Irish Continental Group
                                                                        plc (ferry operations), 1988 to
                                                                        present; Director, Harbour Group
                                                                        Ltd. (management company), 1980
                                                                        to present; Chairman, Industrial
                                                                        Development Board, 1990 to 1997;
                                                                        and Chairman of Senate and Senior
                                                                        Pro-Chancellor, Queen's
                                                                        University, 1986 to present.


Donald E. Nickelson                Trustee                            Vice Chairman, Harbour Group
1701 Highway A-1-A                                                    Industries, Inc., 1991 to
Suite 218                                                             present; Director, PaineWebber
Vero Beach, FL  32963                                                 Group, 1980 to 1993; President,
Age:  65                                                              PaineWebber Group, 1988 to 1990;
                                                                      Chairman of the Board, Paine
                                                                      Webber Properties, 1985 to 1989;
                                                                      Director, Harbour Group, 1986 to
                                                                      present; Chairman of the Board
                                                                      and Director, Rapid Rock
                                                                      Industries, Inc., 1986 to
                                                                      present; Director and Chairman of
                                                                      the Board, Del Industries, 1990
                                                                      to present; Trustee, Jones
                                                                      Foundation (Los Angeles), 1978 to
                                                                      present; Director, Sugen, Inc.,
                                                                      1992 to present; Chairman of the
                                                                      Board, Omniquip International,
                                                                      Inc., 1996 to present; Director,
                                                                      Carey Diversified, L.L.C.,
                                                                      January 1,1998 to present.

Donald K. Ross*                     Trustee                           Retired Chairman and Chief
953 Cherokee Lane                                                     Executive Officer, New York Life
Franklin Lakes, NJ                                                    Insurance Company; Director, New
07417                                                                 York Life Insurance Company, 1978
Age: 72                                                               to 1996; President, New York Life
                                                                      Insurance Company, 1986 to 1990;
                                                                      Chairman of the Board, New York
                                                                      Life Insurance Company, 1981 to
                                                                      1990; Chief Executive Officer,
                                                                      New York Life Insurance Company,
                                                                      1981 to 1990; Director, MacKay-
                                                                      Shields Financial Corporation,
                                                                      1984 to present; and Trustee,
                                                                      Consolidated Edison Company of
                                                                      New York, Inc., 1976 to present.

Richard S. Trutanic                 Trustee                           Managing Director, The Somerset
1155 Connecticut Ave.                                                 Group (financial advisory firm),
N.W., Suite 400                                                       1990 to present; Chief Executive
Washington, DC 20036                                                  Officer and President, Americap
Age: 45                                                               L.L.C. (Financial Advisory Firm),
                                                                      1997 to present; Senior Vice
                                                                      President, Washington National
                                                                      Investment Corporation (financial
                                                                      advisory firm), 1985 to 1990;
                                                                      Director, Allin Communications
                                                                      Corporation, 1996 to 1997; and
                                                                      Director and Member of Executive
                                                                      Committee, Southern Net, Inc.,
                                                                      1986 to 1990.



-------------------------------------------------------------------------------

OFFICERS (OTHER THAN TRUSTEES)
-------------------------------------------------------------------------------

Jefferson C. Boyce                  Senior Vice                 Chairman, Monitor Capital
51 Madison Avenue                   President                   Advisors, Inc., 1997 to present;
New York, NY  10010                                             Senior Vice President, MainStay
Age: 40                                                         Institutional Funds Inc., 1995
                                                                to present; Senior Vice
                                                                President, New York Life
                                                                Insurance Company, 1994 to
                                                                present; Director, NYLIFE
                                                                Distributors Inc., 1993 to
                                                                present; and Chief
                                                                Administrative Officer, Pension,
                                                                Mutual Funds, Structured
                                                                Finance, Corporate Quality,
                                                                Human Resources and Employees'
                                                                Health Departments, New York
                                                                Life Insurance Company, 1992 to
                                                                1994.

Anthony W. Polis                    Vice President and          Vice President, New York Life
51 Madison Avenue                   Chief Financial             Insurance Company, 1988 to
New York, NY  10010                 Officer                     present; Director, Vice
Age:  54                                                        President and Chief Financial
                                                                Officer, NYLIFE Securities Inc.,
                                                                1988 to present; Vice President
                                                                and Chief Financial Officer,
                                                                NYLIFE Distributors Inc., 1993
                                                                to present; Treasurer, MainStay
                                                                Institutional Funds Inc., 1990
                                                                to present; Treasurer, MainStay
                                                                VP Series Fund, Inc., 1993 to
                                                                present; Assistant Treasurer,
                                                                MainStay VP Series Fund, Inc.,
                                                                1992 to 1993; Vice President and
                                                                Treasurer, Eclipse Financial
                                                                Asset Trust, 1992 to present;
                                                                Vice President and Chief
                                                                Financial Officer, Eagle
                                                                Strategies Corp. (registered
                                                                investment adviser), 1993 to
                                                                present.

Richard Zuccaro                       Tax Vice                  Vice President, New York Life
51 Madison Avenue                  President                    Insurance Company, 1995 to
New York, NY  10010                                             present; Vice President -- Tax,
Age:  48                                                        New York Life Insurance Company,
                                                                1986 to 1995; Tax Vice
                                                                President, NYLIFE Securities
                                                                Inc., 1987 to present; Tax Vice
                                                                President, NAFCO, Inc., 1990 to
                                                                present; Tax Vice President,
                                                                NYLIFE Depositary Inc., 1990 to
                                                                present; Tax Vice President,
                                                                NYLIFE Inc., 1990 to present;
                                                                Tax Vice President, NYLIFE
                                                                Insurance Company of Arizona,
                                                                1990 to present; Tax Vice
                                                                President, NYLIFE Realty Inc.,
                                                                1991 to present; Tax Vice
                                                                President, NYLICO Inc., 1991 to
                                                                present; Tax Vice President, New
                                                                York Life Fund Inc., 1991 to
                                                                present; Tax Vice President, New
                                                                York Life International
                                                                Investment, Inc., 1991 to
                                                                present; Tax Vice President,
                                                                NYLIFE Equity Inc., 1991 to
                                                                present; Tax Vice President,
                                                                NYLIFE Funding Inc., 1991 to
                                                                present; Tax Vice President,
                                                                NYLCO Inc., 1991 to present; Tax
                                                                Vice President, MainStay VP
                                                                Series Fund, Inc., 1991 to
                                                                present; Tax Vice President, CNP
                                                                Realty, 1991 to present; Tax
                                                                Vice President, New York Life
                                                                Worldwide Holding Inc., 1992 to
                                                                present; Tax Vice President,
                                                                NYLIFE Structured Asset
                                                                Management Co. Ltd., 1992 to
                                                                present; Tax Vice President,
                                                                MainStay Institutional Funds
                                                                Inc., 1992 to present; Tax Vice
                                                                President, NYLIFE Distributors
                                                                Inc., 1993 to present; Vice
                                                                President & Assistant
                                                                Controller, New York Life
                                                                Insurance and Annuity Corp.,
                                                                1995 to present, and Assistant
                                                                Controller, 1991 to present;
                                                                Vice President, NYLCARE Health
                                                                Plans, Inc., 1995 to present;
                                                                Vice President - Tax, New York
                                                                Life and Health Insurance Co.,
                                                                1996 to present; and Tax Vice
                                                                President, NYL Trust Company,
                                                                1996 to present.

*Messrs. Ross, Roussin, Hohn and Kernan are deemed to be "interested persons" of the Trust under the 1940 Act.

       As indicated in the above table, certain Trustees and officers also hold positions with MacKay-Shields, Monitor, New York Life Insurance Company, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc.

       Effective August 1, 1998, the Independent Trustees of the Trust receive from the Trust an annual retainer of $45,000 and a fee of $2,000 for each Board of Trustees meeting and for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Trustees who are affiliated with New York Life Insurance Company do not receive compensation from the Trust.

       For the fiscal year ended December 31, 1998, the Trustees received the following compensation from the Trust and from certain other investment companies (as indicated) that have the same investment advisers as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers:

                                                             Total Compensation
                            Aggregate                        From Registrant
Name of                     Compensation                     and Fund Complex
Trustee                     from the Trust                   Paid to Trustees
-------                     --------------                   ------------------

Edward J. Hogan
Nancy M. Kissinger
Terry L. Lierman
Donald E. Nickelson
Richard S. Trutanic
John B. McGuckian*

       As of _______ __, 1999, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds.

          THE MANAGER, THE SUB-ADVISERS AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

       Pursuant to the Management Agreement for the Funds, MainStay Management, Inc. (the "Manager"), subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Funds, administers the Funds' business affairs and has investment advisory responsibilities. MainStay Management, Inc is a direct subsidiary of NYLIFE Inc. which is a direct subsidiary of New York Life Insurance Company.

       The Trustees, including the Independent Trustees, approved the Management Agreement with respect to the Funds then in operation, as well as the Strategic Value Fund, at an in-person meeting held July 28, 1997. On April 27, 1998, the Trustees approved the Management Agreement with respect to the Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund, and approved the continuation of the Agreement with respect to the other Funds. On October 24, 1997, the shareholders of each of the Funds other than the Strategic Value Fund approved the Management Agreement. The Management Agreement for the Strategic Value Fund was approved by the Fund's sole shareholder on October 21, 1997. On May 29, 1998, the sole initial shareholder of Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund approved the Management Agreement with respect to those Funds. On _________, 1999, the Shareholders of the MAP Equity Fund approved the Management Agreement. The Management Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and in a rule under the 1940 Act) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust or the Manager (as the term is defined in the 1940 Act).

       The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

       The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

       In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus under the heading "Manager, Sub-Advisers and Distributor," the Manager bears the following expenses:

       (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or the Sub-Adviser;

       (b) the fees to be paid to the Sub-Advisers pursuant to the Sub-Advisory Agreements; and

       (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust.

SUB-ADVISORY AGREEMENTS

       Pursuant to Sub-Advisory Agreements between the Manager and each of the Sub-Advisers, subject to the supervision of the Trustees of the Trust and the Manager and in conformity with the stated policies of each of the Funds and the Trust, MacKay-Shields, Monitor, GAMCO, John A. Levin & Co., DGHM, Madison Square Advisors and Markston manage the Funds' portfolios, including the purchase, retention, disposition and loan of securities.

       The Trustees, including the Independent Trustees, approved the Sub-Advisory Agreements with MacKay-Shields and Monitor with respect to the Funds then in operation, as well as the Strategic Value Fund, at an in-person meeting held July 28, 1997. On April 27, 1998, the Trustees approved the Sub-Advisory Agreement with GAMCO on behalf of the Blue Chip Growth Fund, the Sub-Advisory Agreement with John A. Levin & Co. On behalf of the Research Value Fund, the Sub-Advisory Agreement with Dalton, Greiner on behalf of the Small Cap Value Fund, the Sub-Advisory Agreement with Madison Square Advisors on behalf of the Growth Opportunities Fund, and the Sub-Advisory Agreement with MacKay-Shields on behalf of Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund. On that date, the Trustees also approved the continuation of the Sub- Advisory Agreements previously approved for the other funds. On October 24, 1997, the shareholders of each of the Funds other than the Strategic Value Fund approved the Sub-Advisory Agreements with MacKay-Shields and Monitor. The Sub-Advisory Agreement with respect to the Strategic Value Fund was approved by that Fund's sole shareholder on October 21, 1998. On May 29, 1998 the sole initial shareholder of Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund approved the Sub-Advisory Agreements with respect to those Funds. On __________, 1999 the Shareholders of the MAP Equity Fund approved the Sub- Advisory Agreement. The Sub-Advisory Agreements will remain in effect for two years following their effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and in a rule under the 1940 Act) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust, the Manager, MacKay-Shields or Monitor (as the term is defined in the 1940 Act).

       The Sub-Advisers have authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Sub-Advisers bear the salaries and expenses of all of their personnel.

       The Sub-Advisory Agreements provide that the Sub-Advisers shall not be liable for any error of judgment by the Sub-Advisers or for any loss suffered by any of the Funds except in the case of a Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

       For fiscal year ended December 31, 1998 and the period from October 27, 1997 through December 31, 1997, the amount of the Management fee paid and waived and/or reimbursed by each Fund; the amount of the Sub-Advisory fee paid by the Manager from the Management fee; and the amount of the Sub-Advisory fee waived and/or reimbursed were as follows (the Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund had not commenced operations as of December 31, 1997):

                                   Management                     Management
Year ended 12/31/98  Management    Fee Waived     Sub-Advisory    Fee Waived
Fund                 Fee Paid*  and/or Reimbursed   Fee Paid*  and/or Reimbursed
----                 --------   -----------------   --------   -----------------

Blue Chip Growth Fund
California Tax Free Fund.....
Capital Appreciation Fund....
Convertible Fund.............
Equity Income Fund
Equity Index Fund+...........
Global High Yield Fund
Government Fund..............
Growth Opportunities Fund
High Yield Corporate Bond
    Fund.....................
International Bond Fund.....
International Equity Fund...
Money Market Fund............
New York Tax Free Fund.......
Research Value Fund
Small Cap Growth Fund
Small Cap Value Fund
Strategic Income Fund++......
Strategic Value Fund++.......
Tax Free Bond Fund...........
Total Return Fund............
Value Fund...................

*    After expense reimbursement or waiver.

+    The Equity Index Fund's expense limitation was terminated April 1, 1998.

++ The Strategic Income Fund commenced operations on February 28, 1997. Effective February 28, 1998, the Fund's expense cap was terminated. The Strategic Value Fund commenced operations on October 21, 1997.

10/27/97 - 12/31/97

                                                              Management                                             Sub-Advisory
                                 Management                   Fee Waived                  Sub-Advisory                Fee Waived
Fund                             Fee Paid*                and/or Reimbursed                 Fee Paid*              and/or Reimbursed
----                             ----------               -----------------               ------------             -----------------
California Tax Free Fund.....    $   22,562                  $  --                        $   11,281                   $    --
Capital Appreciation Fund....     1,996,154                     --                           998,077                        --
Convertible Fund.............     1,210,730                     --                           605,365                        --
Equity Index Fund+...........       149,354                   223,441                         74,559                        --
Government Fund..............       712,902                     --                           356,451                        --
High Yield Corporate Bond
    Fund.....................     3,590,202                     --                         1,795,101                        --
International Bond Fund.....         24,178                   18,134                          15,111                    12,089
International Equity Fund...        145,829                     --                            87,497                        --
Money Market Fund............       165,694                  205,316                          82,847                   102,658
New York Tax Free Fund.......        11,863                    5,413                           5,932                     2,707
Strategic Income Fund++......           --                    74,218                              --                    37,109
Strategic Value Fund++.......        23,276                     --                            11,638                        --
Tax Free Bond Fund...........       533,914                     --                           266,957                        --
Total Return Fund............     1,431,434                     --                           715,717                        --
Value Fund...................     1,479,934                     --                           739,967                        --


*      After expense reimbursement or waiver.

+      The Equity Index Fund's expense limitation was terminated April 1, 1998.

++ The Strategic Income Fund commenced operations on February 28, 1997. Effective February 28, 1998, the Fund's expense cap was terminated. The Strategic Value Fund commenced operations on October 21, 1997.

       In previous years, prior to a change in management structure, the Funds paid an advisory fee directly to MacKay-Shields or Monitor. For the period from January 1, 1997 through October 26, 1997 and the fiscal year ended December 31, 1996, the amount of the advisory fee paid and waived and/or reimbursed, by each Fund to MacKay-Shields or Monitor was as follows:

                                                 1/1/97 - 10/26/97                                   Year ended 1996
                                                ---------------------                                ---------------
                                                                   Advisory                                          Advisory
                                                                  Fee Waived                                        Fee Waived
                                          Advisory                  and/or                 Advisory                   and/or
    Reimbursed                            Fee Paid*               Reimbursed               Fee Paid*                Reimbursed
    ----------                            --------                ----------               --------                 ----------
    California Tax Free Fund.            $   44,678               $    2,589              $   45,307                $    11,228
    Capital Appreciation Fund             3,934,494                   --                   3,429,258                     --
    Convertible Fund.........             2,710,393                   --                   2,444,000                     --
    Equity Index Fund........               256,066                   --                     163,785                     --
    Government Fund..........             1,760,807                   --                   2,643,801                     --
    High Yield Corporate Bond
       Fund..................             6,921,965                                        5,816,110                     --
    International Bond Fund..                65,696                   52,556                  68,489                     54,933
    International Equity Fund               384,003                   --                     342,100                     --
    Money Market Fund........               407,638                  396,862                 397,071                    473,155
    New York Tax Free Fund...                25,025                   13,579                  29,457                     19,911
    Strategic Income Fund+...                61,282                   40,291                     N/A                        N/A
    Strategic Value Fund+....                   N/A                      N/A                     N/A                        N/A
    Tax Free Bond Fund.......             1,217,473                   --                   1,579,820                     --
    Total Return Fund........             3,025,045                   --                   3,087,111                     --
    Value Fund...............             2,976,469                   --                   2,682,642

    + The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.
    *      After expense reimbursement or waiver.

       In previous years, prior to a change in management structure, the Funds paid an administrative fee directly to NYLIFE Distributors Inc. as administrator. For the period from January 1, 1997 through October 26, 1997 and the fiscal year ended December 31, 1996 the amount of the administration fee paid and waived and/or reimbursed by each Fund was as follows:

                                           1/1/97 - 10/26/97                                   year ended 12/31/96
                                          -------------------                                 ---------------------
                                                          Advisory Fee                                        Advisory Fee
                                   Advisory               Waived and/or              Advisory                Waived and/or
Reimbursed                         Fee Paid*                Reimbursed              Fee Paid*                  Reimbursed
----------                         --------                -----------              --------                   ----------
California Tax Free Fund.....      $    44,678                $    2,589            $   45,307                   $  11,228
Capital Appreciation Fund....        3,934,494                  --                   3,429,258                    --
Convertible Fund.............        2,710,393                  --                   2,444,000                    --
Equity Index Fund............          605,767                   418,496               365,118                   290,022
Government Fund..............        1,760,807                  --                   2,643,801                    --
High Yield Corporate Bond            6,921,965                  --                   5,816,110                    --
   Fund......................
International Bond Fund......           39,417                    26,278                41,100                   27,467
International Equity Fund....          256,002                  --                     228,066                    --
Money Market Fund............          407,638                   396,862               397,071                 473,155
New York Tax Free Fund.......           25,025                    13,579                29,457                  19,911
Strategic Income Fund+.......           61,282                    40,291                   N/A                     N/A
Strategic Value Fund+........              N/A                       N/A                   N/A                     N/A
Tax Free Bond Fund...........        1,217,473                  --                   1,579,820                    --
Total Return Fund............        3,025,045                  --                   3,087,111                    --
Value Fund...................        2,976,469                  --                   2,682,642                    --
-----------------------

+ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.
*      After expense reimbursement or waiver.

DISTRIBUTION AGREEMENT

       NYLIFE Distributors acts as the Principal Underwriter and Distributor of the Funds' shares pursuant to the Distribution Agreement with the Trust dated January 1, 1994. NYLIFE Securities Inc., an affiliated company, sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale.

       The Distribution Agreement for the Funds was approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Trustees") at a meeting held on

October 25, 1993. The Distribution Agreement for the International Bond Fund and the International Equity Fund was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held on July 25, 1994. The Distribution Agreement for the Strategic Income Fund was approved by the Trustees, including a majority of the Independent Trustees at a meeting held on January 27, 1997. The Distribution Agreement for the Strategic Value Fund was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held on July 28, 1997. The Distribution Agreement for the Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund was approved by the Trustees, including a majority of the Independent Trustees, on April 27, 1998. On that date, Distribution Agreements for the other Funds were reapproved by the Trustees, including a majority of the Independent Trustees. The Distribution Agreement for the MAP Equity Fund was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held on March 15, 1999.

DISTRIBUTION PLANS

       Each of the Funds (except the Money Market Fund and the Equity Index Fund, which does not offer Class B or Class C shares) has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for each class of shares of each Fund (the "Class A Plans," the "Class B Plans," the "Class C Plans" and, collectively, the "Plans"). Under a Plan, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. Each Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate net asset value of the shares sold. In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate net asset value of shares held by investors serviced by the dealer.

The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate net asset value of the shares sold. After the first full year of a Class C investment, the Distributor may make payments quarterly to dealers in an amount up to 1.00% (0.50% for the California Tax Free, New York Tax Free and Tax Free Bond Funds) on an annualized basis of the average net asset value of the Class C shares which are attributable to shareholders for whom the dealers are designated as dealers of record.

In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.

If the Plans for the Funds are terminated, the Funds will owe no payments to the Distributor other than fees accrued but unpaid on the termination date.

Plan revenues may be used to reimburse third parties which provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.

The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

       Under the Class A Plans, Class A shares of each Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor. The Class A Plans for each of the Funds other than the California Tax Free Fund, New York Tax Free Fund, Equity Index Fund, Strategic Income Fund, Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund, were approved by the sole initial shareholder of the Class A of shares of each Fund on December 31, 1994. The Class A Plans were approved by the shareholders of the California Tax Free Fund, New York Tax Free Fund and the Equity Index Fund at a Special Meeting of Shareholders held on December 28, 1994 and the Class A Plan was approved by the sole initial shareholder of the Strategic Income Fund on February 3, 1997 and by the sole initial shareholder of the Strategic Value Fund on October 21, 1997. Regarding the California Tax Free Fund, the New York Tax Free Fund and the Equity Index Fund, the Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plans, initially approved the Plan now designated as the Class A Plans on July 25, 1994. Regarding the Strategic Income Fund, the Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plan, initially approved the Class A Plan on January 27, 1997. The Class A Plans for each of the Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund were approved by the sole shareholder of the Class A shares of each of those Funds on May 29, 1998. The Trustees, including a majority of the Independent Trustees, by vote cast at a meeting called for the purpose of voting on such plans, initially approved the Class A Plans for each of those Funds on April 27, 1998. The Class A Plan for the MAP Equity Fund was approved by the sole shareholder on _______, 1999. The Trustees, including a majority of the Independent Trustees, by vote cast at a meeting called for the purpose of voting on such plan, approved the Plan on March 15, 1999.

       As noted above, the Class B shares of each Fund (except the Money Market Fund and the Equity Index Fund, which does not offer Class B shares) also have adopted Rule 12b-1 distribution plans. Originally, Rule 12b-1 plans of distribution were adopted by each of the Funds (except the California Tax Free Fund, New York Tax Free Fund and Money Market Fund) for the then sole existing class of shares of the Funds. More specifically, Rule 12b-1 distribution plans were approved on _______, 1999 by the sole initial Class B shareholder of the MAP Equity Fund, May 29, 1998 by the sole initial Class B shareholder of the Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund, on October 21, 1997 by the sole initial Class B shareholder of the Strategic Value Fund, on February 3, 1997 by the sole initial shareholder of the Strategic Income Fund, on September 8, 1994 by the sole initial shareholder of each of the International Bond Fund and International Equity Fund, on April 25, 1988 by the shareholders of the Total Return Fund, on May 29, 1987 by the sole initial shareholder of the Tax Free Bond Fund and on April 27, 1987 by the shareholders of the Capital Appreciation

Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund and Value Fund.

       The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved the Plans of the Total Return Fund on October 26, 1987, initially approved the Plans of the Tax Free Bond Fund on April 27, 1987, and initially approved the Plans of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund and Value Fund on April 28, 1986. In addition, on October 31, 1988, the Trustees of the Trust, including a majority of the Independent Trustees, amended the Tax Free Bond Fund's Plan to permanently reduce the amount of the distribution fee to be imposed subsequent to that date. On October 26, 1992, the Trustees of the Trust, including a majority of the Independent Trustees, amended each of the plans of distribution to designate a portion of total amount of the distribution fee as a service fee, to pay for a variety of account maintenance and personal services to shareholders after the sale. On October 25, 1993, the Trustees of the Trust, including a majority of the Independent Trustees, amended each of the plans of distribution to reflect that NYLIFE Distributors would serve as principal underwriter of the Funds' shares, effective January 1, 1994. Prior to the implementation of the multi-class distribution system the distribution plans in effect for the Funds were amended and redesignated and, now, are applicable only to the Class B shares of each Fund. On October 30, 1995, the Trustees of the Trust, including a majority of the Independent Trustees, amended the Class A Plans and the Class B Plans to clarify that the Plans contemplate payment for expenses that may generally be characterized as administrative.

       Regarding the California Tax Free Fund and New York Tax Free Fund, the Class B Plans were approved by the sole initial shareholder of the Class B shares of each Fund on December 31, 1994. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved such Plans now designated as the Class B Plans on October 24, 1994.

       Regarding the International Bond Fund and International Equity Fund, the Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved the distribution plans now designated as the Class B Plans on July 25, 1994, and the Class A Plans on October 24, 1994. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plan, initially approved the Class B Plan of the Strategic Income Fund on January 27, 1997. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plan, initially approved the Class B Plan of the Strategic Value Fund on July 28, 1997. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plans, initially approved the Class B Plans for the Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund on April 27, 1998 and the Class B Plan for the * Fund on March 15, 1999.

       On October 24, 1997, Class B shareholders for each of the Funds, other than the Equity Index Fund, Money Market Fund, Strategic Income Fund and Strategic Value Fund, approved a revision to the Class B Plans of each Fund to revise the method of calculation of the distribution fee. The Trustees, including a majority of the Independent Trustees, approved the revision at an in-person meeting held July 28, 1997. The Class B shareholders approved the revision at a meeting held October 24, 1997.

       Under the current Class B plans, each Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the California Tax Free Fund, New York Tax Free Fund and the Tax Free Bond Fund) of the average daily net assets attributable to the Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Funds' Class B shares.

       The Class C shares of each Fund (except the Money Market Fund and the Equity Index Fund, which does not offer Class C shares) also have adopted Rule 12b-1 distribution plans. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plans, initially approved the Class C Plans of the Funds on July 27, 1998.

       Regarding the MAP Equity Fund, the sole initial Class C shareholder approved the Class C Plan on ________, 1999 and the Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan, initially approved the Class C Plan on March 15, 1999.

       Under the Class C plans, each Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.50% in the case of the California Tax Free Fund, New York Tax Free Fund and the Tax Free Bond Fund) of the average daily net assets attributable to the Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Funds' Class C shares.

       Class I shares do not have a 12b-1 plan.

       Each Plan shall continue in effect from year to year, provided such continuance is approved annually by a vote of the Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of each Plan must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the Plan. So long as any Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each Plan will benefit the respective Fund and its shareholders. Pursuant to the Class A, Class B and Class C Plans, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each Plan, they will consider its continued appropriateness and the level of compensation provided therein.

       Pursuant to a rule of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

       For the fiscal year ended December 31, 1998, the Funds paid distribution and service fees pursuant to the Class A, Class B and Class C Plans as follows (Class C shares were not offered prior to September 1, 1998):

                                           Amount of Fee          Amount of Fee          Amount of fee
                                           Pursuant to            Pursuant to            Pursuant to
                                           Class A Plan           Class B Plan           Class C Plans +
                                           -------------          -------------          ---------------
Blue Chip Growth Fund............
California Tax Free Fund.........
Capital Appreciation Fund........
Convertible Fund.................
Equity Income Fund...............
Equity Index Fund................
Global High Yield Fund...........
Government Fund..................
Growth Opportunities Fund........
High Yield Corporate Bond Fund...
International Bond Fund..........
International Equity Fund........
Money Market Fund................
New York Tax Free Fund...........
Research Value Fund..............
Small Cap Growth Fund............
Small Cap Value Fund.............
Strategic Income Fund............
Strategic Value Fund.............
Tax Free Bond Fund...............
Total Return Fund................
Value Fund.......................

-----------------------
+ The Class C Plans became effective September 1, 1998.

       For the fiscal year ended December 31, 1998, 1997 and 1996, NYLIFE Distributors retained the following amounts in sales charges for sales of Class A shares of the Funds:

                                                                            Year Ended December 31,

                                                               1998                    1997                    1996
                                                            ----------              ----------              ----------
Blue Chip Growth Fund........
California Tax Free Fund.....                                                        $  6,958               $   35,009
Capital Appreciation Fund....                                                         201,562                1,430,417
Convertible Fund.............                                                          39,646                  903,782
Equity Income Fund...........
Equity Index Fund............                                                         329,059                1,968,993
Global High Yield Fund.......
Government Fund+.............                                                           5,803                   96,545
Growth Opportunities Fund....
High Yield Corporate Bond
    Fund.....................                                                         308,282                1,413,313
International Bond Fund......                                                           5,235                   54,586

International Equity Fund....                                                         121,009                   91,571
Money Market Fund............                                                             N/A                      N/A
New York Tax Free Fund.......                                                           2,297                   22,774
Research Value Fund..........
Small Cap Growth Fund........
Small Cap Value Fund.........
Strategic Income Fund........                                                          14,008                      N/A
Strategic Value Fund.........                                                             344                      N/A
Tax Free Bond Fund...........                                                           5,710                   51,345
Total Return Fund............                                                          50,232                  334,470
Value Fund+..................                                                         112,844                  574,807

-----------------------




       For the fiscal years ended December 31, 1998, 1997 and 1996, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:

                                                         Year Ended December 31

                                             1998                                        1997                          1996
                                            ------                                      ------                        ------

Blue Chip Growth Fund ...........
California Tax Free Fund.........                                                 $     3,586                   $     2,008
Capital Appreciation Fund........                                                   1,485,899                       966,555
Convertible Fund.................                                                   1,466,588                       852,359
Equity Income Fund...............
Equity Index Fund................                                                        N/A                           N/A
Global High Yield Fund...........
Government Fund..................                                                     788,647                       952,234
Growth Opportunities Fund........
High Yield Corporate Bond Fund...                                                   2,684,352                     1,482,294
International Bond Fund..........                                                      31,152                        27,332
International Equity Fund........                                                      88,010                        48,979
Money Market Fund+...............                                                     779,844                       640,623
New York Tax Free Fund...........                                                       2,531                         2,810
Research Value Fund..............
Small Cap Growth Fund............
Small Cap Value Fund.............
Strategic Income Fund++..........                                                      11,479                          N/A
Strategic Value Fund++...........                                                         --                           N/A
Tax Free Bond Fund...............                                                     492,542                       605,386
Total Return Fund................                                                     871,336                       745,382
Value Fund.......................                                                     996,052                       712,915

-----------------------

+ The amount shown represents proceeds from contingent deferred sales charges which were assessed on redemptions of shares which had previously been exchanged from other Funds into the Money Market Fund.

++ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.

       For the fiscal year ended December 31, 1998, it is estimated that the following amounts were spent on compensation to dealers with respect to the Class A shares of each Fund: Blue Chip Growth Fund spent $________;California Tax Free Fund spent $_______;

Capital Appreciation Fund spent $_________; Convertible Fund spent $________; Equity Income spent $_________;Equity Index Fund spent $________; Global High Yield Fund spent $_________; Government Fund spent $_________; Growth Opportunities Fund spent $__________; High Yield Corporate Bond Fund spent $___________; International Bond Fund spent $_________; International Equity Fund spent $_________; New York Tax Free Fund spent $_______; Research Value Fund spent $__________; Small Cap Growth Fund spent $________; Small Cap Value Fund spent $___________; Strategic Income Fund spent $________; Strategic Value Fund spent $_______ Tax Free Bond Fund spent $_______; Total Return Fund spent $________; and Value Fund spent $_________.

       For the fiscal period ended December 31, 1998, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class C shares of each Fund:*

                                                                                                                       Approximate
                                           Printing And                                                                Total Amount
                                              Mailing                                                                    Spent by
                              Sales       Prospectuses to    Compensation                                                 NYLIFE
                             Material       other than            to         Compensation               Sales          Distributors
                               and            Current        Distribution      to Sales              Distribution      With Respect
                           Advertising     Shareholders       Personnel        Personnel    Other       Costs          to Each Fund
                           -----------     ------------       ---------        ---------    -----       -----          ------------
Blue Chip Growth Fund
California Tax Free
  Fund
Capital Appreciation
  Fund
Convertible Fund
Equity Income Fund
Global High Yield
  Fund
Govt. Fund
Growth Opportunities
  Fund
High Yield Corp. Fund
International Bond
  Fund
International Equity
  Fund
New York Tax Free
  Fund
Research Value Fund
Small Cap Growth Fund
Small Cap Value Fund
Tax Free Fund
Total Return Fund
Value Fund
Strategic Income
  Fund
Strategic Value Fund
===================================================================================================================================
             Total
===================================================================================================================================

*The Class C Shares were first offered on September 1, 1998

OTHER SERVICES

       Pursuant to an Accounting Agreement with the Trust, dated October 24, 1997, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust.

       For the fiscal year ended December 31, 1998 and the period from October 27, 1997 through December 31, 1997, the amount of recordkeeping fees paid to the Manager by each Fund was as follows:

                                                 Year Ended
                                              December 31, 1998                   10/27/97 - 12/31/97
                                              -----------------                   -------------------
Blue Chip Growth Fund........
California Tax Free Fund.....                                                               N/A
Capital Appreciation Fund....                                                            41,466
Convertible Fund.............                                                            21,595
Equity Income Fund...........
Equity Index Fund............                                                               N/A
Global High Yield Fund.......
Government Fund..............                                                            16,639
Growth Opportunities Fund....
High Yield Corporate Bond
    Fund.....................                                                            68,994
International Bond Fund......                                                             2,608
International Equity Fund....                                                             5,460
Money Market Fund............                                                            12,407
New York Tax Free Fund.......                                                               N/A
Research Value Fund..........
Small Cap Growth Fund........
Small Cap Value Fund.........
Strategic Income Fund........                                                             4,701
Strategic Value Fund.........                                                             2,323
Tax Free Bond Fund...........                                                            13,665
Total Return Fund............                                                            28,016
Value Fund...................                                                            31,142


       For the period January 1, 1997 through October 26, 1997 and the fiscal year ended December 31, 1996, the amount of recordkeeping fee paid to NYLIFE Distributors, the previous Accounting Agent, by each Fund was as follows:

                                                                Period 1/1/97 -                  Year Ended
                                                                   10/26/97                  December 31, 1996
                                                                   --------                  -----------------
California Tax Free Fund............................           $       N/A                   $        N/A
Capital Appreciation Fund...........................               164,868                        145,721
Convertible Fund....................................               108,332                         81,568
Equity Index Fund...................................                   N/A                            N/A
Government Fund.....................................                80,879                        114,622
High Yield Corporate Bond Fund......................               270,515                        233,333

International Bond Fund.............................                11,358                         12,511
International Equity Fund...........................                24,683                         22,075
Money Market Fund...................................                54,915                         62,593
New York Tax Free Fund..............................                   N/A                            N/A
Strategic Income Fund +.............................                13,624                            N/A
Strategic Value Fund +..............................                   N/A                            N/A
Tax Free Bond Fund..................................                60,703                         80,430
Total Return Fund...................................               119,962                        126,154
Value Fund..........................................               125,541                         16,985

----------------
+ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operation on October 21, 1997.

       In addition, each Fund may reimburse NYLIFE Securities, NYLIFE Distributors and MainStay Shareholder Services for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST

       Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including (I) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated with the Manager or Sub-Advisers,
(iii) certain fees and expenses of the Trust's Custodians and Transfer Agent,
(iv) the charges and expenses of the Trust's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions, (vi) the fees of any trade association of which a Fund or the Trust is a member, (vii) the cost of share certificates representing shares of a Fund, (viii) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business,
(xi) any
expenses assumed by the Fund pursuant to its plan of distribution, (xii) all taxes and business fees payable by a Fund to federal, state or other governmental agencies, and (xiii) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

       Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

       Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., Municipal Bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

       Regarding the California Tax Free Fund and New York Tax Free Fund, newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices.

       The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Sub-Advisers attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and their other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Trustees may determine, the Sub-Advisers may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

       NYLIFE Securities (the "Affiliated Broker") may act as broker for the Trust. In order for the Affiliated Broker to effect any portfolio transactions for the Trust on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trust will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

       Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), a Sub-Adviser may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities to the Trust or to its other clients. The term

"brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

       Although commissions paid on every transaction will, in the judgment of the Sub-Advisers, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Trust and the Sub-Advisers' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

       Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Sub-Advisers for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to an Sub-Adviser. Research provided by brokers is used for the benefit of all of the Sub-Advisers' clients and not solely or necessarily for the benefit of the Trust. The Sub-Advisers' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Sub-Advisers as a consideration in the selection of brokers to execute portfolio transactions.

       In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Sub-Advisers. Investment decisions for a Fund and for the Sub-Advisers' other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

       The Sub-Advisory fee that the Manager pays on behalf of each Fund to the Sub-Advisers will not be reduced as a consequence of the Sub-Advisers' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Sub-Advisers in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Sub-Advisers in carrying out their obligations to the Funds.

       For the fiscal years ended December 31, 1998, 1997 and 1996 each of the following Funds paid brokerage commissions as follows:

                                                   Total Brokerage                            Total Brokerage Commissions
                                                   Commissions Paid                           Paid to Affiliated Persons
                                                   ----------------                           --------------------------
                                     Year ended      Year ended      Year ended      Year ended      Year ended      Year ended
                                    Dec. 31, 1998   Dec. 31, 1997   Dec. 31, 1996   Dec. 31, 1998   Dec. 31, 1997   Dec. 31, 1996
                                    -------------   -------------   -------------   -------------   -------------   --------------
Blue Chip Growth Fund..........
Capital Appreciation Fund......                       1,349,716     $    882,877                      $  ---         $  ---
Convertible Fund...............                       1,728,411        1,952,991                         ---            ---
Equity Income Fund.............
Equity Index Fund..............                          24,704           63,111                         ---            ---
Global High Yield Fund.........
Government Fund................                           1,719           20,809                         ---            ---
Growth Opportunities Fund......
High Yield Corporate Bond
  Fund.........................                       1,297,005        1,187,150                         ---         International
Equity Fund......                                       239,373          215,696                         ---            ---
Research Value Fund............
Small Cap Growth Fund..........
Small Cap Value Fund...........
Strategic Income Fund+.........                          11,739              N/A                         ---            N/A
Strategic Value Fund+..........                          21,314              N/A                         ---            N/A
Total Return Fund..............                         609,009          339,858                         ---            ---
Value Fund.....................                       2,347,711        1,354,707                         ---

                                                                                                         Total Brokerage
                                                                                                         Commissions Paid
                                                    Total Amount of Transactions                          to Brokers that
                                                       Where Commissions Paid                            Provided Research
                                    ----------------------------------------------------------------     -----------------
                                       Year Ended            Year Ended               Year Ended            Year ended
                                    December 31, 1998     December 31, 1997        December 31, 1996     December 31, 1998
                                    -----------------     -----------------        -----------------     -----------------
Blue Chip Growth Fund..........
Capital Appreciation Fund......                               987,618,526     $ 571,478,397(0.0%)(2)
Convertible Fund...............                             1,608,359,897     1,296,465,108(0.0%)(2)
Equity Income Fund.............
Equity Index Fund..............                                21,111,250        64,348,135(0.0%)(2)
Global High Yield Fund.........
Government Fund................                                12,111,250       275,083,720(0.0%)(2)
Growth Opportunities Fund......
High Yield Corporate Bond
  Fund.........................                             1,451,737,826     2,471,387,854(0.0%)(2)
International Equity Fund......                                60,462,344        49,098,906(0.0%)(2)
Research Value Fund............
Small Cap Growth Fund..........
Small Cap Value Fund...........
Strategic Income Fund+.........                                41,537,454                    N/A
Strategic Value Fund+..........                                12,723,841                    N/A
Total Return Fund .............                               459,057,404       271,187,968(0.0%)(2)
Value Fund ....................                             1,523,756,743       848,170,710(0,0%)(2)

-------------------------

(1)    Percent of total commissions paid.

(2) Percent of total transactions involving the payment of commissions effected through affiliated persons.

+ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.

       The California Tax Free Fund, International Bond Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund paid no brokerage commissions during the fiscal years ended December 31, 1998, 1997 and 1996.

       [Capital Appreciation Fund held commercial paper of American Express Credit Corp. valued at $_______ and commercial paper of Prudential Funding Corp. valued at $_______; Equity Index Fund held common stock in Merrill Lynch & Co., Inc. valued at $_______, common stock of Schwab (Charles) Corp. valued at $_______, common stock of American Express Co. valued at $_______ and common stock of Morgan Stanley, Dean Witter, Discover & Co. valued at $_______; International Equity Fund held commercial paper of Merrill Lynch & Co. Inc. valued at $_______ and common stock of HSBC Holdings PLC valued $_______; Convertible Fund held commercial paper of American Express Credit Corp. Valued at $_______, and common stock and preferred stock of Merrill Lynch & Co., Inc. valued at $_______ and $_______, respectively; Total Return Fund held commercial paper of American Express Credit Corp. valued at $_______, and bonds of Lehman Brothers Holdings Inc., 7.375%, due

5/15/07, valued at $_______; Value Fund held commercial paper of American Express Credit Corp. valued at $_______ and commercial paper of Prudential Funding Corp. valued at $_______; Government Fund held commercial paper of American Express Credit Corp. valued at $_______ and commercial paper of Prudential Funding Corp. Valued at $_______; High Yield Corporate Bond Fund held commercial paper of American Express Credit Corp. valued at $_______ and commercial paper of Prudential Funding Corp. valued at $_______; Money Market Fund held commercial paper of American Express Credit Corp. valued at $_______ and commercial paper of Goldman Sachs Group L.P. valued at $_______; Strategic Income Fund held commercial paper of American Express Credit Corp. valued at $_______, bonds of Lehman Large Loan, Series 1997-LL1 Class A, 6.79%, due 6/12/04, valued at $_______ and bonds of Merrill Lynch Mortgage Investors, Inc., Series 1995-C2 Class A1, 7.1817%, due 6/15/21, valued at $_______; and Strategic Value Fund held commercial paper of American Express Credit Corp. valued at $_______ and commercial paper of Prudential Funding Corp. valued at $_______.]

       Investors may, subject to the approval of the Trust, the Manager and the Sub-Adviser, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Sub-Adviser intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time.

                                 NET ASSET VALUE

       The net asset value per share of each Fund (other than the Money Market
Fund) is determined by the Trust daily as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day when the New York Stock Exchange is open for trading. The net asset value per share of the Money Market Fund is also determined at noon on such days.

       Portfolio securities of the Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Money Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

       Portfolio securities of each other Fund are valued (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that Exchange on the day as of which assets are valued or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other ex change, including the National Association of Securities Dealers National Market System and foreign securities exchanges, (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by the Sub-Adviser if those prices are deemed by the Sub-Adviser to be representative of market values at the first close of business of the New York Stock Exchange,
(e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, which prices reflect broker-dealer-supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the first close of business of the New York Stock Exchange, (f) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Money market instruments held by the Funds with a remaining maturity of 60 days or less will be valued by the amortized cost method unless such method does not represent fair value. Forward foreign currency exchange contracts held by the Funds are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

       Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank or broker-dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. The Trust recognizes dividend income and other distributions on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the Trust is informed after the ex-dividend date.

       Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.

       Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange generally will not be reflected in the Funds' calculation of net asset values. However, a Sub-Adviser, in consultation with the Manager, may, in their judgement, determine that an adjustment to a Fund's net asset value should be made because intervening events have caused the Fund's net asset value to be materially inaccurate.

       Because the Guarantee regarding the Equity Index Fund is payable to shareholders directly (and not payable to the Equity Index Fund), and because it represents only a contingent liability rather than an agreement to pay a definite amount on the Guarantee Date, the Trustees believe that the Guarantee should have no impact in determining the Equity Index Fund's net asset value.

       The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

       To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the net asset value of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

       A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in a Fund (other than the Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

                           SHAREHOLDER SERVICING AGENT

       The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing shareholder servicing and recordkeeping functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations of those provisions, could prevent a bank from continuing to perform all or a part of such services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                 PURCHASE, REDEMPTION, EXCHANGES AND REPURCHASE

HOW TO PURCHASE SHARES OF THE FUNDS

GENERAL INFORMATION

The three classes of shares each represent an interest in the same portfolio of investments of each Fund, have the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from such sales arrangement. Each class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be less competitive than that of Class A shares. For additional information on the features of Class A, Class B and Class C shares, see "Alternative Sales Arrangements."

BY MAIL

Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's Registered Representative. Shares of any Fund, except the Money Market Fund, may be purchased at the NAV per share plus any applicable sales charge next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge. In the case of the Money Market Fund (which seeks to maintain a constant net asset value of $1.00 per share), the share purchase is effected as of the NAV next determined after receipt in good order of the purchase order by MSS.

BY TELEPHONE

For all Funds, other than the Money Market Fund, an investor may make an initial investment by having his or her Registered Representative telephone MSS between 9:00 AM and 4:00 PM, Eastern time, on any day the New York Stock Exchange is open. The purchase will be effected at the NAV per share plus any applicable sales charge next determined following receipt of the telephone order as described above. An application and payment must be received in good order by MSS within three business days. All telephone calls are recorded to protect shareholders and MSS. For a description of certain limitations on the liability of the Funds and MSS for transactions effected by telephone, see "Know How to Sell and Exchange Shares."

BY WIRE

An investor may open an account and invest by wire by having his or her Registered Representative telephone MSS between 9:00 AM and 4:00 PM, Eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
ABA No.: 011 0000 28
Attn.: Custody and Shareholder Services
For Credit: MainStay________________Fund-Class______
Shareholder Account No.____________________________
Shareholder Registration ____________________________
DDA Account Number 99029415

An application must be received by MSS within three business days. The investor's bank may charge the investor a fee for the wire.

To make a purchase effective the same day, the Registered Representative must call MSS by 12:00 noon Eastern time, and federal funds must be received by the Shareholder Servicing Agent before 4:00 PM Eastern time.

Wiring money to the Trust will reduce the time a shareholder must wait before redeeming or exchanging shares because, when a shareholder purchases by check, the Trust will withhold payment for up to 10 days of purchase or until the check clears, whichever is first.

ADDITIONAL INVESTMENTS

Additional investments in a Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

SYSTEMATIC INVESTMENT PLANS

The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases by certain qualified retirement plans, New York Life employee and agent investment plans, investments resulting from distributions by other New York Life products and NYLIFE Distributors products, and purchases by certain individual participants.

Investors whose bank is a member of the Automated Clearing House ("ACH") may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MSS, toll free at 1-800-MAINSTAY (between 8:00 AM and 4:00
PM, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit for an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

OTHER INFORMATION

Investors may, subject to the approval of the Trust, the Distributor, the Manager and the Sub-Adviser to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Sub-Adviser intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time. An investor must call MAINSTAY at 1- 800-MAINSTAY before sending any securities.

An investor in certain qualified retirement plans may open an account with a minimum investment of a lesser amount when permitted under such qualified retirement plan. The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

ALTERNATIVE SALES ARRANGEMENTS

INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES

The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale.

The sales charge applicable to an investment in Class A shares of the Blue Chip Growth Fund, Capital Appreciation Fund, Convertible Fund, Growth Opportunities Fund, International Equity Fund, MAP Equity Fund, Research Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Value Fund, Total Return Fund and Value Fund will be determined according to the following table:

                                                              Sales Charge as
                             Sales Charge as                  a Percentage of
                             a Percentage of:                 Offering Price:

                                           Net                            Retained
Amount of                 Offering       Amount         Retained           by the
Purchase                    Price       Invested       by Dealer         Distributor
-----------------------------------------------------------------------------------------------------------------------
Less than $50,000          5.50%         5.82%           4.75%              0.75%
$50,000 to $99,999         4.50%         4.71%           4.00%              0.50%
$100,000 to $249,999       3.50%         3.63%           3.00%              0.50%
$250,000 to $499,999       2.50%         2.56%           2.00%              0.50%
$500,000 to $999,999       2.00%         2.04%           1.75%              0.25%
$1,000,000 or more*        None          None          See Below*           None

The sales charge applicable to an investment in Class A shares of the California Tax Free Fund, Global High Yield Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, New York Tax Free Fund, Strategic Income Fund and Tax Free Bond Fund will be determined according to the following table:

                                                              Sales Charge as
                            Sales Charge as                   a Percentage of
                            a Percentage of:                  Offering Price:

                                           Net                            Retained
Amount of                 Offering       Amount         Retained           by the
Purchase                    Price       Invested       by Dealer         Distributor
-----------------------------------------------------------------------------------------------------------------------
Less than $100,000         4.50%         4.71%           4.00%              0.50%
$100,000 to $249,999       3.50%         3.63%           3.00%              0.50%
$250,000 to $499,999       2.50%         2.56%           2.00%              0.50%
$500,000 to $999,999       2.00%         2.04%           1.75%              0.25%
$1,000,000 or more*        None          None          See Below*           None

The sales charge for Class A Shares of the Equity Index Fund will be determined according to the following table:

                                                              Sales Charge as
                            Sales Charge as                   a Percentage of
                            a Percentage of:                  Offering Price:

                                           Net                            Retained
Amount of                 Offering       Amount         Retained           by the
Purchase                    Price       Invested       by Dealer         Distributor
-----------------------------------------------------------------------------------------------------------------------
Less than $100,000         3.00%         3.09%           2.75%              0.25%
$100,000 to $249,999       2.50%         2.56%           2.25%              0.25%
$250,000 to $499,999       2.00%         2.04%           1.75%              0.25%
$500,000 to $999,999       1.50%         1.52%           1.25%              0.25%
$1,000,000 or more*        None          None          See Below*           None

-----------------------------------------------------------------------------------------------------------------------


*No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares -- Contingent Deferred Sales Charge, Class A."
-------------------------------------------------------------------------------

Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor will pay, from its own resources, a commission to dealers on such investments. The dealer will receive a commission of 1.00% on the portion of a sale from $1,000,000 to $2,999,999, 0.50% of any portion from $3,000,000 to $4,999,999 and 0.40% on any portion of $5,000,000 or more. Effective, January 1, 1999, commissions will be calculated on a calendar year basis. Such commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer concession.

The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act. Set forth below is an example of the method of computing the offering price of Class A shares of the Equity Index Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on December 31, 1998.

Net Asset Value per Class A
  Share at December 31, 1998
                                          ----------

Per Share Sales Charge - 3.00%
  of offering price (3.09%
  of net asset value per share)           ----------

Class A Per Share Offering Price
  to the Public
                                          ----------

The sales charge applicable to an investment in Class A shares of the California Tax Free Fund, Global High Yield Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, New York Tax Free Fund, Strategic Income Fund and Tax Free Bond Fund will be determined according to the following table:

Net Asset Value per Class A
  Share at December 31, 1998
                                          ----------

Per Share Sales Charge - 4.50%
  of offering price (4.71%
  of net asset value per share)           ----------

Class A Per Share Offering Price
  to the Public

The sales charge for Class A shares of the Blue Chip Growth Fund, Capital Appreciation Fund, Convertible Fund, Growth Opportunities Fund, International Equity Fund, MAP Equity Fund, Research Value Fund, Small Cap Value Fund, Strategic Value Fund, Total Return Fund and Value Fund will be determined according to the following table:

Net Asset Value per Class A
  Share at December 31, 1998
                                          ----------

Per Share Sales Charge - 5.50%
  of offering price (5.82%
  of net asset value per share)           ----------

Class A Per Share Offering Price
  to the Public
                                          ----------

PURCHASES AT NAV

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Trustees, New York Life and its subsidiaries and their employees, officers, directors or agents (and immediate family members); employees and clients (and immediate family members) of John A. Levin & Co. ("Levin") and Dalton, Greiner, Hartman, Maher & Co. ("DGHM"); employees (and immediate family members) of Gabelli Asset Management Company [and Markston Investment Management]; and investors who are recommended by Levin or DGHM to invest in the MainStay funds managed by Levin or DGHM, respectively. Also, any employee or Registered Representative of an authorized broker-dealer (and immediate family members) may purchase a Fund's shares at NAV without payment of any sales charge.

In addition, the Trust will treat Class A share purchases of Funds, other than the Money Market Fund, in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 50 or more eligible employees as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares-Contingent Deferred Sales Charge, Class A."

Class A shares of the Funds also may be purchased at net asset value, without payment of any sales charge, through broker-dealers, investment advisers and other financial institutions which have entered into a supplemental agreement with the Distributor which (I) includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment adviser or other financial institution or (ii) provides for certain employee benefit plans to be made available to their clients.

REDUCED SALES CHARGES ON CLASS A SHARES

The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of a Fund made at one time by any "Qualified Purchaser," which term includes (I) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-Erisa 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

LETTER OF INTENT ("LOI")

Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount invested during a 24-month period. A 90-day back-dated period can be used to include earlier purchases; the 24- month period would then begin on the date of the first purchase during the 90-day period. For more information, see the SAI or call your Registered Representative or MainStay at 1-800-MAINSTAY.

On the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by the Transfer Agent in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference.

CONTINGENT DEFERRED SALES CHARGE, CLASS A

In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase.

Class A shares that are redeemed will not be subject to a contingent deferred sales charge, however, to the extent that the value of such shares represents:
(1) capital appreciation of Fund assets; (2) reinvestment of dividends or capital gains distributions; (3) Class A shares redeemed more than one year after their purchase; (4) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, death, disability, QDROs and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 70 1/2 for IRA and 403(b)(7) TSA participants; (5) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates; transfers to products offered within a retirement plan which uses New York Life Benefit Services, Inc. or TRAC-2000 as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; or (6) redemptions, under the Systematic Withdrawal Plan, used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate. Class A shares of a Fund that are purchased without a front-end sales charge may be exchanged for Class A shares of another Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange.

The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) a front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

DEFERRED SALES CHARGE CLASS B SHARES

A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed
(a) the current aggregate net asset value of Class B shares of that Fund purchased more than six years prior to the redemption, plus (b) the current aggregate net asset value of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (c) increases in the net asset value of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years.

Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

The amount of the contingent deferred sales charge, if any, paid by a redeeming shareholder will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the Money Market
Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

The following table sets forth the rates of the contingent deferred sales charge:

                                                          Contingent Deferred Sales
                                                          Charge as a Percentage
       Year Since Purchase                                of Amount Redeemed
       Payment Made                                       Subject to the Charge
-----------------------------------------------------------------------------------------------------------------------
      First                                                                 5.0%

      Second                                                                4.0%

      Third                                                                 3.0%

      Fourth                                                                2.0%

      Fifth                                                                 2.0%

      Sixth                                                                 1.0%

      Thereafter                                                            None
-----------------------------------------------------------------------------------------------------------------------

In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized on the redemption or repurchase of shares.

The contingent deferred sales charge will be waived in connection with the following redemptions: (I) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 70 1/2 for IRA and 403(b) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses New York Life Benefit Services, Inc. as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) involuntary redemptions of an account with a net asset value of $250 ($500 for the Money Market Fund) or less; and (xi) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates. Additional waivers in effect prior to January 1, 1998 will apply to redemptions of Class B shares by accounts established before that date. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

ADDITIONAL CDSC WAIVERS APPLICABLE TO ACCOUNTS ESTABLISHED BEFORE JANUARY 1,
1998

       In addition to the categories outlined above, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (I) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59 1/2, separation from service, death, disability, loans, hardships, withdrawals of excess contributions pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (ii) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (iii) living revocable trusts on the death of the beneficiary; (iv) redemptions made within one year following the death or disability or a shareholder; (v) redemptions by directors, Trustees, officers and employees (and immediate family members) of the Trust and of New York Life and its affiliates where no commissions have been paid; (vi) redemptions by employees of any dealer which has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (vii) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation;
(viii) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (ix) transfers to (a) other funding vehicles sponsored or distributed by New York Life or an affiliated company, or (b) guaranteed investment contracts, regardless of the sponsor, within a retirement plan.

Shareholders should notify MSS at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisers regarding the tax consequences of such withdrawals.

Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

CONTINGENT DEFERRED SALES CHARGE, CLASS C

A contingent deferred sales charge of 1% of the net asset value of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year. However, no such charge will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed (a) the current aggregate net asset value of Class C shares of that Fund purchased more than one year prior to the redemption, plus (b) the current aggregate net asset value of Class C shares of that Fund purchased through reinvestment of dividends, or distributions, plus (c) increases in the net asset value of the investor's Class C shares of that Fund above the total amount of payments for the purchase of Class C shares of that Fund made during the preceding one year.

REDEMPTIONS AND EXCHANGES

Shares may be redeemed directly from a Fund or through your Registered Representative. Shares redeemed will be valued at the NAV per share next determined after MSS receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an eligible guarantor institution. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MSS must be submitted before the redemption request will be accepted. The signature guarantee may be waived on a redemption of $100,000 or less which is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401.

Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge. There will be no redemption, however, during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or the SEC deems an emergency to exist.

The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

REDEMPTION BY CHECK

The Money Market Fund and State Street Bank and Trust Company (the "Bank") each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interest of other shareholders of the Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of the Bank pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by the Bank upon request when a shareholder establishes checkwriting privileges.

SYSTEMATIC WITHDRAWAL PLAN

Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the same Fund at NAV. MSS acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable.

DISTRIBUTIONS IN KIND

       The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

       The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (I) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

EXCHANGE PRIVILEGES

Exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request.

Subject to the conditions and limitations described herein, Class A, Class B and Class C shares of a Fund may be exchanged for shares of an identical class of a MainStay Fund registered in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. The Convertible Fund currently is closed to new investors and will not accept exchanges.

In addition, an exchange privilege between Class A shares of the Funds and MainStay Equity Index Fund is offered. Any exchanges between a Fund and MainStay Equity Index Fund will be subject to the conditions applicable to Class A share exchanges described herein, as well as any applicable minimum investment requirements. No exchange privilege between Class B or Class C shares of the Funds and MainStay Equity Index Fund is offered.

INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE THEY PLACE AN EXCHANGE REQUEST.

Generally, shareholders may exchange their Class A shares of a Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Class A shares of the Money Market Fund for Class A shares of another MainStay Fund which are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange, unless the shareholder has previously paid a sales charge with respect to such shares.

Class B and Class C shares of a Fund may be exchanged for the same class of shares of another MainStay Fund at the NAV next computed following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. However, where a shareholder previously exchanged his or her Class B or Class C shares into the Money Market Fund from another MainStay Fund, the applicable contingent deferred sales charge will be assessed when the shares are redeemed from the Money Market Fund even though the Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Class B and Class C shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund.

Exchanges may only be made with respect to Funds registered in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. An exchange may be made by either writing to MSS at the following address: The MainStay Funds,

P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MSS at 1-800-MAINSTAY (8:00 AM to 4:00 PM Eastern time).

In times when the volume of telephone exchanges is heavy, additional phone lines will automatically be added by MSS. However, in times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MSS to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. numbers. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges.

It is the policy of The MainStay Funds to discourage frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 fee will be assessed per exchange and additional exchange requests may be denied.

For purposes of determining the length of time a shareholder owned Class B or Class C shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of purchase of the shares, regardless of exchanges into other Funds. For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See "Understand the Tax Consequences" for information concerning the federal income tax treatment of a disposition of shares. All exchanges are subject to the minimum investment requirements of the Funds involved. The exchange privilege may be modified or withdrawn at any time upon prior notice.

DISTRIBUTIONS AND REDEMPTIONS FOR EQUITY INDEX FUND

For the Equity Index Fund, Distributions will be paid in additional shares based on the NAV at the close of business on the payment date of the distribution, unless the shareholder elects to receive such distributions in cash. Receipt of dividends in cash by a shareholder will have the effect of reducing the number of Guaranteed Shares held by that shareholder, and, therefore, the value of the Guarantee to that shareholder. If, however, the Fund pays a dividend in cash to all shareholders for the purpose of assuring the Fund's compliance with applicable provisions of the Code, any such amounts paid in cash will reduce the Guaranteed Amount applicable to each Guaranteed Share in the amount of the dividend paid.

       For shareholder convenience in monitor the number and value of a shareholder's Guaranteed Shares, the Fund currently intends, through reverse share splits, to combine any additional shares received by a shareholder as dividends and distributions from the Fund with each originally purchased share of the Fund to which such dividends and distributions relate, so that a Guaranteed Share of the Fund will mean a single share of the Fund as purchased and include in its NAV the value of all dividends and distributions attributable to such originally purchased share and paid up to that point in time. Following a reverse share split, a shareholder who has elected to reinvest dividends and distributions from the Fund will hold the same number of Guaranteed Shares in the Fund as the shareholder held prior to the reverse share split, but each share will have a higher NAV (reflecting the added value of the dividends paid). Shareholders who elect to receive their dividends and distributions from the Fund in cash will, following a reverse share split, own fewer Guaranteed Shares of the Fund, but those shares will have the same higher per share NAV as all other Fund shares. IN EITHER CASE, THE OVERALL VALUE OF A SHAREHOLDER'S INVESTMENT IN THE FUND WILL BE UNAFFECTED BY A REVERSE SHARE SPLIT. If reverse share splits are not authorized, a Guaranteed Share shall mean, on a given date, that number of shares of the Fund that a shareholder would hold on that date if he had bought a single share and then held it, plus all shares issued as dividends and distributions attributable to such share through the Guarantee Date. This single share and all other shares issued through the reinvestment of any dividends and distributions attributable to such share will be treated as a single unit to which the Guaranteed Amount will apply as described above for a Guaranteed Share. Shareholders who elect to receive dividends and distributions in cash would hold fewer shares of the Fund and, consequently, fewer units as to which the Guaranteed Amount would apply. Equity Index Fund shares may be redeemed by shareholders prior to their Guaranteed Date. However, any such redeemed shares will lose the benefit of the Guarantee.

       Within seven days after acceptance of a redemption request, the Equity Index Fund is required to make payment of the NAV of the shares on the date the order was received in proper form, except that where a request is made at least 30 days prior to a dividend or distribution record date to redeem the dividend shares immediately upon issuance (to effectively receive the dividend in cash), redemption and payment will occur at that time.

                          TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(k) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

       Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as an investment under a specimen cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

       Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. Three types of IRAs are available -- a traditional IRA, the "Roth" IRA and the "Education" IRA.

       An individual may contribute as much as $2,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of (I) $2,000 or (ii) the sum of (a) the compensation includible in the working spouse's gross income plus (b) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for an IRA contribution by a married couple is $4,000.

       An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA which is deductible for federal income tax purposes. For the 1998 tax year, a contribution is deductible only if the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($50,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $50,000 and $60,000; $30,000 for a single individual, with a phase-out for adjusted gross income between $30,000 and $40,000). These phase-out limits will gradually increase, eventually reaching $50,000 - $60,000 for single filers in 2005 and thereafter (and reaching $80,000 - $100,000 if married filing jointly in 2007 and thereafter). In addition, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000 ($0-$10,000 for non-participant spouses filing a separate return). However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

       Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. However, there are exceptions for certain withdrawals, including: withdrawals up to a total of $10,000 for qualified first-time homebuyer expenses or withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

       Roth IRAs. Roth IRAs are a form of individual retirement account which feature nondeductible contributions that may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $2,000 ($4,000 for a married couple) contribution limit (taking into account both Roth

IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

       Education IRAs. A taxpayer may make non-deductible contributions of up to $500 per year per beneficiary to an Education IRA. Contributions cannot be made after the beneficiary becomes 18 years old. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in an Education IRA when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to a penalty tax upon distribution.

       All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Education IRA combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

403(b)(7) TAX SHELTERED ACCOUNT

       Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b) plans) made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in
Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

GENERAL INFORMATION

       Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

       The custodial agreements and forms provided by the Funds' Custodian and Transfer Agent designate New York Life Trust Company as custodian for IRAs and 403(b) plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

       The federal tax laws applicable to retirement plans, IRAs and 403(b) plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax adviser before establishing any of the tax-deferred retirement plans described above.

                      CALCULATION OF PERFORMANCE QUOTATIONS

       From time to time, quotations of the Money Market Fund's "yield" and "effective yield" may be included in advertisements or communications to shareholders. These performance figures are calculated in the following manner:

              A. Yield -- the net annualized yield based on a specified seven-calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of the Class A, Class B and Class C shares of the Money Market Fund for the seven-day period ended December 31, 1998 was ____%, _____% and ____%, respectively.

              B. Effective Yield -- the net annualized yield for a specified seven-calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding one, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7] - 1. The effective yield of the Class A, Class B and Class C shares of the Money Market Fund for the seven-day period ended December 31, 1998 was and, respectively.

              The yield and effective yield of the Money Market Fund reflect the reduction of certain fees otherwise payable and voluntary expense limitations. Had there been no reduction of fees or expense limitations, the yield and effective yield of the Money Market Fund would have been _____% and _____%, respectively, for Class A shares, _____% and _____%, respectively, for Class B shares and ____% and ______%, respectively, for Class C shares for the seven-day period ended December 31, 1998.

       As described above, yield and effective yield are based on historical earnings and are not intended to indicate future performance. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment of dividends. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

       From time to time a Fund, other than the Money Market Fund, may publish its yield and/or average annual total return in advertisements and communications to shareholders. Total return and yield are computed separately for Class A and Class B shares. The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. This calculation assumes a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period in the case of Class B shares. In the case of Class A shares, the calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The performance information shown below for the period ended December 31, 1998 provides performance figures for both Class A and Class B shares of the Funds, except in the case of the Equity Index Fund which offers only one class of shares, Class A shares.

       In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

       Quotations of each Fund's average annual total return will be calculated according to the following SEC formula:

             n
       P(1+T)  = ERV

where:

       P =         a hypothetical initial payment of $1,000
       T =         average annual total return
       n =         number of years

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion thereof)

       Each Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the average annual compounded rate, except that such quotations will be based on a Fund's actual return for a specified period as opposed to its average return over 1, 5, and 10-year periods. In considering any total rate of return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

       The average annual total returns of the Class A shares of the following Funds for the one-year and, as applicable, five-year and ten-year periods ended December 31, 1998 and the period from inception to December 31, 1998 were as follows:*

                                                                                   Average
                                          Year       Five Years     Ten Years      Annual
                                         Ended         Ended         Ended         Total         Inception
Fund                                    12/31/98      12/31/98      12/31/98      Return(a)         Date
----                                    --------      --------      --------      ---------         ----
Blue Chip Growth Fund .............                                                               6/1/98
California Tax Free Fund ..........                                                              10/1/91
Capital Appreciation Fund (b)......                                                               5/1/86
Convertible Fund (b)...............                                                               5/1/86
Equity Income Fund ................                                                               6/1/98
Equity Index Fund .................                                                             12/20/90
Global High Yield Fund ............                                                               6/1/98
Government Fund (b)................                                                               5/1/86
Growth Opportunities Fund .........                                                               6/1/98
High Yield Corporate
  Bond Fund (b)                                                                                   5/1/86
International Bond Fund (b)........                                                              9/13/94
International Equity Fund (b)......                                                              9/13/94
New York Tax Free Fund.............                                                              10/1/91
Research Value Fund ...............                                                               6/1/98
Small Cap Growth Fund .............                                                               6/1/98
Small Cap Value Fund ..............                                                               6/1/98
Strategic Income Fund..............                                                              2/28/97
Strategic Value Fund...............                                                             10/22/97
Tax Free Bond Fund (b).............                                                               5/1/86
Total Return Fund (b)..............                                                             12/29/87
Value Fund (b).....................                                                               5/1/86

--------------
*      Assumes the deduction of the maximum applicable initial sales charge.
(a)    From inception to 12/31/97.
(b) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through

       December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

       The average annual total returns of the Class C shares of the following Funds for the one-year and, as applicable, five-year and ten-year periods ended December 31, 1998, and the period from inception to December 31, 1998 were as follows*:

                                                                                   Average
                                          Year       Five Years     Ten Years      Annual
                                         Ended         Ended         Ended         Total         Inception
Fund                                    12/31/98*     12/31/98*     12/31/98*     Return(a)         Date
----                                    ---------     ---------     ---------     ---------         ----
Blue Chip Growth Fund                                                                             6/1/98
California Tax Free Fund ..........                                                              10/1/91
Capital Appreciation Fund .........                                                               5/1/86
Convertible Fund ..................                                                               5/1/86
Equity Income Fund ................                                                               6/1/98
Global High Yield Fund ............                                                               6/1/98
Government Fund                                                                                   5/1/86
Growth Opportunities Fund .........                                                               6/1/98
High Yield Corporate
  Bond Fund........................                                                               5/1/86
International Bond Fund............                                                              9/13/94
International Equity Fund..........                                                              9/13/94
New York Tax Free Fund ............                                                              10/1/91
Research Value Fund ...............                                                               6/1/98
Small Cap Growth Fund .............                                                               6/1/98
Small Cap Value Fund ..............                                                               6/1/98
Strategic Income Fund..............                                                              2/28/97
Strategic Value Fund...............                                                             10/22/97
Tax Free Bond Fund.................                                                               5/1/86
Total Return Fund..................                                                             12/29/87
Value Fund.........................                                                               5/1/86

--------------
* Assumes a complete redemption at the end of each year and the deduction of the maximum applicable contingent deferred sales charge.
(a)    From inception to 12/31/97.
(b) Performance figures for the Funds' Class B shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class A shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

       The average annual total returns of the Class C shares of the following Funds for the one-year and, as applicable, five-year and ten-year periods ended December 31, 1998, and the period from inception to December 31, 1998 were as follows*:

                                                                                   Average
                                          Year       Five Years     Ten Years      Annual
                                         Ended         Ended         Ended         Total         Inception
Fund                                    12/31/98*     12/31/98*     12/31/98*     Return(a)         Date
----                                    ---------     ---------     ---------     ---------         ----
Blue Chip Growth Fund                                                                             6/1/98
California Tax Free Fund                                                                         10/1/91
Capital Appreciation Fund                                                                         5/1/86
Convertible Fund                                                                                  5/1/86
Equity Income Fund                                                                                6/1/98
Global High Yield Fund                                                                            6/1/98
Government Fund                                                                                   5/1/86
Growth Opportunities Fund                                                                         6/1/98
High Yield Corporate
  Bond Fund                                                                                       5/1/86
International Bond Fund                                                                          9/13/94
International Equity Fund                                                                        9/13/94
New York Tax Free Fund                                                                           10/1/91
Research Value Fund                                                                               6/1/98
Small Cap Growth Fund                                                                             6/1/98
Small Cap Value Fund                                                                              6/1/98
Strategic Income Fund                                                                            2/28/97
Strategic Value Fund                                                                            10/22/97
Tax Free Bond Fund                                                                                5/1/86
Total Return Fund                                                                               12/29/87
Value Fund                                                                                        5/1/86

--------------
* Assumes a complete redemption at the end of each year and the deduction of the maximum applicable contingent deferred sales charge. Performance figures for the Funds' Class C shares, first offered to the public on September 1, 1998, include the historical performance of the Funds' [Class A/B] shares for the period from inception through August 31, 1998 Performance data for the two classes after this date vary based on differences in their expense structures.
(a)    From inception to 12/31/98.

            The average annual total returns of the Class A shares of the following Funds without deducting the applicable initial sales charge is as follows:

                                                                                   Average
                                          Year       Five Years     Ten Years      Annual
                                         Ended         Ended         Ended         Total         Inception
Fund                                    12/31/98      12/31/98      12/31/98      Return(a)         Date
----                                    --------      --------      --------      ---------         ----
Blue Chip Growth Fund .............                                                               6/1/98
California Tax Free Fund ..........                                                              10/1/91
Capital Appreciation Fund (b)......                                                               5/1/86
Convertible Fund(b)................                                                               5/1/86
Equity Income Fund ................                                                               6/1/98
Equity Index Fund .................                                                             12/20/90
Global High Yield Fund ............                                                               6/1/98
Government Fund(b).................                                                               5/1/86
Growth Opportunities Fund .........                                                               6/1/98
High Yield Corporate
  Bond Fund (b)                                                                                   5/1/86
International Bond Fund (b)........                                                              9/13/94
International Equity Fund (b)......                                                              9/13/94
New York Tax Free Fund.............                                                              10/1/91
Research Value Fund ...............                                                               6/1/98
Small Cap Growth Fund .............                                                               6/1/98
Small Cap Value Fund ..............                                                               6/1/98
Strategic Income Fund..............                                                              2/28/97
Strategic Value Fund...............                                                             10/22/97
Tax Free Bond Fund (b).............                                                               5/1/86
Total Return Fund (b)..............                                                             12/29/87
Value Fund (b).....................                                                               5/1/86

--------------
(a)    From inception to 12/31/97.
(b) Performance figures for the Funds' Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

       The average annual total returns of the Class C shares of the following Funds without deducting the applicable contingent deferred sales charge is as follows*:

                                                                                   Average
                                          Year       Five Years     Ten Years      Annual
                                         Ended         Ended         Ended         Total         Inception
Fund                                    12/31/98      12/31/98      12/31/98      Return(a)         Date
----                                    --------      --------      --------      ---------         ----
Blue Chip Growth Fund .............                                                               6/1/98
California Tax Free Fund (b) ......                                                              10/1/91
Capital Appreciation Fund .........                                                               5/1/86
Convertible Fund ..................                                                               5/1/86
Equity Income Fund ................                                                               6/1/98
Global High Yield Fund ............                                                               6/1/98
Government Fund                                                                                   5/1/86
Growth Opportunities Fund .........                                                               6/1/98
High Yield Corporate
  Bond Fund             ...........                                                               5/1/86
International Bond Fund ...........                                                              9/13/94
International Equity Fund .........                                                              9/13/94
New York Tax Free Fund (b).........                                                              10/1/91
Research Value Fund ...............                                                               6/1/98
Small Cap Growth Fund .............                                                               6/1/98
Small Cap Value Fund ..............                                                               6/1/98
Strategic Income Fund..............                                                              2/28/97
Strategic Value Fund...............                                                             10/22/97
Tax Free Bond Fund ................                                                               5/1/86
Total Return Fund .................                                                             12/29/87
Value Fund.........................                                                               5/1/86

--------------
(a)    From inception to 12/31/97.
(b) Performance figures for the Funds' Class B shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class A shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

       The average annual total returns of the Class C shares of the following Funds without deducting the applicable contingent deferred sales charge is as follows*:

                                                                                   Average
                                          Year       Five Years     Ten Years      Annual
                                         Ended         Ended         Ended         Total         Inception
Fund                                    12/31/98*     12/31/98*     12/31/98*     Return(a)         Date
----                                    ---------     ---------     ---------     ---------         ----
Blue Chip Growth Fund
California Tax Free Fund
Capital Appreciation Fund
Convertible Fund
Equity Income Fund
Global High Yield Fund
Government Fund
Growth Opportunities Fund
High Yield Corporate
  Bond Fund
International Bond Fund
International Equity Fund
New York Tax Free Fund
Research Value Fund
Small Cap Growth Fund

                                                                                   Average
                                          Year       Five Years     Ten Years      Annual
                                         Ended         Ended         Ended         Total         Inception
Fund                                    12/31/98*     12/31/98*     12/31/98*     Return(a)         Date
----                                    ---------     ---------     ---------     ---------         ----
Small Cap Value Fund
Strategic Income Fund
Strategic Value Fund
Tax Free Bond Fund
Total Return Fund
Value Fund

--------------
(a)    From inception to 12/31/97.
(*) Performance figures for the Funds' Class C shares, first offered to the public on September 1, 1998, include the historical performance of the Funds' [Class A/B] shares for the period from inception through August 31, 1998. Performance data for the two classes after this date vary based on differences in their expense structures.

       The average annual total returns of the MAP Equity Fund's Class I Shares for the one-year, five-year and ten-year periods ended December 31, 1998 and the period since inception [on ________, 1970] through December 31, 1998 are ___%, ___%, ___% and ___%, respectively. These figures are based on the performance of the Mutual Benefit Fund, which was renamed the MAP-Equity Fund in 1995 and was reorganized as the MainStay MAP Equity Fund on June ____, 1999.

       The performance data quoted represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

       The yield of each Fund, except the Money Market Fund, is computed by dividing its net investment income (determined in accordance with the following SEC formula) earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semiannual) basis and then they are annualized. Yield will be calculated using the following SEC formula:

                         6
       Yield = 2[(a-b +1)  -1]
                  ---
                  cd

where:

       a =      interest earned during the period
       b =      expenses accrued for the period (net of reimbursements)

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends

       d = the maximum offering price per share on the last day of the period

       This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "Redemptions and Repurchases" in the Prospectus.

       For the 30-day period ended December 31, 1998, the yield of each of the following Funds was:

                                                                       30-Day
                                                                    Period Ended
                                                                    December 31,
                                                                        1998
                                                                    ------------

           Fund                                           Class A     Class B     Class C
           ----                                           -------     -------     -------
California Tax Free Fund..............

Government Fund.......................

High Yield Corporate Bond Fund........

International Bond Fund...............

New York Tax Free Fund................

Tax Free Bond Fund....................

Strategic Income Fund.................

       The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may publish its tax equivalent yield in advertisements and communications to shareholders. The tax equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Fund shareholder.

       The table below illustrates the taxable yield equivalent to a tax-free yield of 5.50%.*+

                                   To Equal a 5.50% Tax
                   If              Free Return, a Taxable
              Your Federal         Investment Would Have to
              Marginal Tax         Earn Without Fee Reduction
                Rate is:                or Expense Limit
              ------------         --------------------------
                 15.00%               6.47%

                 28.00%               7.64%

                 31.00%               7.97%

                 36.00%               8.59%

                 39.60%               9.11%

--------------------
* This table reflects application of the regular Federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change. Investors in the California and New York Tax Free Funds should in particular note that the chart does not reflect any state and local taxes that may be deductible in computing Federal income tax liability.

+ This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities, the interest on which is exempt from regular Federal income tax.


       A Fund may also include its current dividend rate in its prospectus, in supplemental sales literature, or in communications to shareholders. The current dividend rate of each Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of a Fund's performance including (i) realized and unrealized capital gains and losses, which are reflected in calculations of a

Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

       Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield, current dividend rate, total return or tax-equivalent yield of any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax-equivalent yield may be in any future period.

       In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

       From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager and Sub-Adviser, and other pertinent facts relating to the management of the Fund by the adviser.

       From time to time any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

       In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Salomon Brothers Broad Investment Grade Bond Index, the Morgan Stanley Capital International indexes; the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Advertisements for a Fund may also include general information about the performance of unmanaged indexes with investment parameters similar to the Fund's. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

       From time to time, advertisements for the Funds may include general information about the services and products offered by the Funds, MainStay Institutional Funds Inc. and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                                   TAX STATUS

TAXATION OF THE FUNDS

       The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

       Each Fund intends to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must, among other things: (I) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities on any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

       Certain requirements relating to the qualification of a Fund as regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

       A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

       Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (I) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

       Provided that a Fund qualifies as a regulated investment company, under the Code, it generally will not be subject to any excise or income taxes in Massachusetts. A Fund's investments, if any, in REMIC residual interests (as explained previously in this SAI) or in Passive Foreign Investment Companies, as explained below, may cause the Fund to become liable for certain taxes. Investors that are tax-exempt organizations should carefully consider whether distributions of a Fund's earnings will be subject to tax in their hands.

       Each Fund, other than the Equity Index Fund (which offers only one class of shares) and the Strategic Income Fund and Strategic Value Fund, has received a ruling from the IRS to the effect that differing distributions between the classes of its shares will not result in a Fund's dividends and other distributions being regarded as "preferential dividends" under the Code. Generally, a preferential dividend is a dividend which a Fund cannot treat as having been distributed for purposes of (I) determining whether the Fund qualifies as a regulated investment company for federal tax purposes, and (ii) determining the Fund's tax liability.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

       Assuming a Fund qualifies as a RIC, distributions of taxable net investment income and net short-term capital gains in excess of net long-term capital losses will be treated as ordinary income in the hands of shareholders. If a Fund's investment income is derived exclusively from sources (such as interest) other than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations.

       If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

       Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Rate Gain" or "28% Rate Gain," depending upon the Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by a Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate

Gains" arise from sales of assets held by a Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares.

       Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares during that six-month period. A loss realized upon a redemption of shares of a Fund within 30 days before or after a purchase of shares of the same Fund (whether by reinvestment of distributions or otherwise) may be disallowed in whole or in part.

       If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by that Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, such capital gains will be taxable to the shareholders. Shareholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of the relevant Fund shares by the difference between their pro-rata share of such gains and their tax credit.

       Except for distributions by the Money Market Fund, distributions by a Fund result in a reduction in the net asset value of a Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would generally be taxable to the shareholder (except to the extent the distribution is an exempt interest dividend as described below) as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which may nevertheless be taxable to them.

       Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of such share on the reinvestment date.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX-FREE FUNDS

       The Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Code. Each of the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund (collectively, the "Tax Free Funds") intend to satisfy the 50% requirement to permit their distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of their shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Tax Free Funds will be eligible for the deduction for dividends received by corporations.

       Although a significant portion of the distributions by the Tax Free Funds generally is expected to be exempt from federal taxes, each of these Funds may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular Federal income tax will constitute taxable income to those Funds. In addition, a sale of shares in such Fund (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Accordingly, it is possible that a significant portion of the distributions of these Funds will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

       Exempt-interest dividends from the Tax Free Funds; ordinary dividends from the Tax Free Funds, if any; capital gains distributions from the Tax Free Funds and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Funds' tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

       Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

DISCOUNT

       Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest.

       In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

USERS OF BOND-FINANCED FACILITIES

       Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the portfolios of the Tax Free Funds has been made by these Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of a Fund since the acquisition of shares of the Tax Free Bond Fund, California Tax Free Fund or New York Tax Free Fund may result in adverse tax consequences to them.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

       Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

       Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized.

Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

       A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

       Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

       The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

       Regarding the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to those Funds.

       The International Bond Fund, International Equity Fund, Strategic Value Fund and Strategic Income Fund may engage in swap transactions. The tax treatment of swap agreements is not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might challenge such treatment. If such a challenge were successful, status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area.

PASSIVE FOREIGN INVESTMENT COMPANIES

       Certain of the Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

       A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of

PFIC Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

       Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not invest in PFIC shares.

FOREIGN CURRENCY GAINS AND LOSSES

       Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If
Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

COMMODITY INVESTMENTS

       A regulated investment company is required under the Code to derive at least 90% of its gross income from certain qualifying sources. Qualifying income includes, inter alia, interest, dividends, and gain from the sale of stock or securities, but it does not include gain from the sale of commodities such as gold and other precious metals.

DISPOSITIONS OF FUND SHARES

       Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of a Fund were capital assets in the hands of the shareholder, and generally will be taxable to stockholders as "20% Rate Gain" if the shares had been held for more than 18 months or as "28% Rate Gain" if the shares had been held for more than one year but no more than 18 months. A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

       Shareholders should be aware that redeeming shares of a Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvantageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

       Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

       If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

TAX REPORTING REQUIREMENTS

       All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest. Dividends declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements. Each shareholder should consult his or her own tax adviser to determine the tax status of a Fund distribution in his or her own state and locality (or foreign country).

       Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Fund), except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, all such taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish a Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns.

If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

FOREIGN TAXES

       Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. Since the percentage of each Fund's total assets (with the exception of the International Bond Fund and International Equity Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

       The International Bond Fund and the International Equity Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The U.S. shareholders of a Fund may claim a foreign tax credit or deduction by reason of the Fund's election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Code. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The foreign tax credit generally may offset only up to 90% of the alternative minimum tax in any given year. Foreign taxes generally are not deductible in computing alternative minimum taxable income.

STATE AND LOCAL TAXES - GENERAL

       The state and local tax treatment of distributions received from a Fund and any special tax considerations associated with foreign investments of a Fund should be examined by shareholders with regard to their own tax situations.

       Shareholders of the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund may be subject to state and local taxes on distributions from the Fund, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from a Fund derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax adviser to determine the tax status of distributions from the Funds in his or her own state and locality.

       Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Tax Free Bond Fund, California Tax Free Fund and New York Tax Free Fund, the Sub-Adviser and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

       Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Code section 103. While a Fund may invest in such instruments, it does not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were a Fund to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Fund might have invested more than 20% of its assets in taxable instruments. In addition, it is possible in such circumstances that a Fund will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

EXPLANATION OF FUND DISTRIBUTIONS

       Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

ADDITIONAL INFORMATION REGARDING THE EQUITY INDEX FUND

       If Shareholders receive distributions of amounts paid pursuant to such distributions from the Fund may not be eligible for the dividends-received deduction available to corporations.

       In addition, although not considered likely, it is possible that shareholders could be regarded for tax purposes as receiving a constructive distribution(s) (which could be taxable) from the Fund to the extent that the Guarantee is deemed to have value.

       It is anticipated that capital gain or loss from the disposition of shares will be eligible for treatment as long-term or short-term capital gain or loss depending upon the shareholder's actual holding period for the shares. Investors should be aware that, under IRS regulations, as a result of the Guarantee, a shareholder's holding period for Fund shares might be deemed not to commence until the Guarantee is paid or expires. In that event, the capital gain or loss on the disposition of Fund shares would be short-term capital gain or loss until such time as the shares have been held continuously by the shareholder for the requisite long-term holding period (currently more than one year for Federal income tax purposes) after the expiration or payment of the Guarantee. The holding period for shares received from reinvestment of dividends and distributions will commence no earlier than the reinvestment date but could be delayed as described previously in this paragraph as a result of the Guarantee.

ADDITIONAL INFORMATION REGARDING THE CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND

       Under California law, a mutual fund which qualifies as a regulated investment company must have at least 50% of its total assets in obligations exempt from California personal income tax at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income tax. Generally, shareholders who are California residents will not incur California personal income tax on the amount of exempt-interest dividends received by them from the California Tax Free Fund and derived from California state and local issues, whether taken in cash or reinvested in additional shares. However, other taxes, such as the franchise tax may apply. Shareholders will normally be subject to California personal income tax on dividends paid from interest income derived from taxable securities and from securities issued by states other than California and its subsidiaries and on distributions of capital gains.

       Deductions for interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may be disallowed in whole or in part for California personal income tax purposes.

       Exempt-interest dividends paid by the New York Tax Free Fund from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions of the Fund derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Deductions for interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may be disallowed in whole or in part for New York State or New York City personal income tax purposes.

       Dividends from the California Tax Free Fund or New York Tax Free Fund (including exempt-interest dividends), capital gains distributions from a Fund, and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes (as well as Federal taxes). However, the portion of a distribution of a Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state generally will not be subject to state or local taxes. Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. Shareholders are urged to consult their tax advisers with specific reference to their own federal, state and local tax situations.

ANNUAL STATEMENTS

       Each shareholder of the California Tax Free Fund will be sent after the close of the calendar year an annual statement as to the federal income tax and California state personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. Any dividends attributable to interest on municipal obligations that are not California municipal securities will be taxable as ordinary dividends for California state personal income tax purposes even if such dividends are excluded from gross income for federal income tax purposes. These statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from federal income taxation or California state personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

       Each shareholder of the New York Tax Free Fund will be sent after the close of the calendar year an annual statement as to the federal income tax and New York State and New York City personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. These statements will also designate the amount of exempt-interest dividends that is a specified preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amounts of dividends excluded or exempt from federal income taxation or New York State and City personal income taxation and the dollar amount subject to federal income taxation or New York State and City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

GENERAL INFORMATION

       The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income to him or her.

                         ORGANIZATION AND CAPITALIZATION

GENERAL

       The Funds are separate series of an open-end investment company, The MainStay Funds ("Trust"), established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization which occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987. The Equity Index Fund commenced operations on December 20, 1990. The California Tax Free Fund and New York Tax Free Fund commenced operations on October 1, 1991. The International Bond Fund and International Equity Fund commenced operations on September 13, 1994. The Strategic Income Fund and Strategic Value Fund commenced operations on February 28 and October 22, 1997, respectively. The Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund commenced operations on June 1, 1998. The MAP Equity Fund commenced operations on _______, 1999. The organizational expenses of each Fund [except the MAP Equity Fund] will be amortized and deferred over a period not to exceed 60 months. The

Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.

VOTING RIGHTS

       Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

       Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

       The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                                OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

       PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected as independent accountants of the Trust. The Funds' Annual Reports, which are incorporated by reference in this SAI, have been so incorporated in reliance on the reports of Price Waterhouse, independent accountants, given on the authority of said firm as experts in auditing and accounting.

LEGAL COUNSEL

       Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

SHARE OWNERSHIP OF THE FUNDS [TO BE UPDATED]

       The following table sets forth information concerning beneficial and record ownership, as of ________, 1999, of the Funds' shares by each person who beneficially or of record owns more than five percent of the voting securities of any Fund:

                               Shares                                 Percentage
Name and Address               Beneficially                           Outstanding
Name of Fund                   of Shareholder                         Owned (1)                           Shares Owned
------------                   ---------------                      --------------------------------------------------
New York                       Smith Barney Inc.
  Tax Free Fund                00130797803                                 ------                             ------
  Class A                      388 Greenwich Street
                               New York NY 10013-2339

New York                       Helen Ostreicher
  Tax Free Fund                Agnes Zitter                                ------                             ------
  Class A                      1 Lakeside Dr East
                               Lawrence NY 11559-1718

New York                       NYLIFE Distributors Inc.
  Tax Free Fund                c/o George Daoust                           ------                             ------
  Class A                      PO Box 421
                               Parsippany NJ  07054-0421

Equity Index                   New York Life Trust Company
   Fund                        Client Accounts                             ------                             ------
   Class A                     51 Madison Avenue, Rm 117A
                               New York, NY 10010-1603

Blue Chip                      New York Life Insurance Company
   Growth Fund                 Attn Jean Hoysradt                          ------                             ------
   Class B                     51 Madison Avenue
                               New York, NY 10010-1603

Equity Income                  New York Life Insurance Company
  Fund                         Attn Jean Hoysradt                          ------                             ------
  Class A                      51 Madison Avenue
                               New York NY 10010-1603

Research Value                 New York Life Insurance Company
  Fund                         Attn Jean Hoysradt                          -------                            ------
 Class A                       51 Madison Avenue
                               New York NY 10010-1603

Research Value                 New York Life Insurance Company
 Fund                          Attn Jean Hoysradt                          -------                            ------
 Class B                       51 Madison Avenue
                               New York NY 10010-1603

Equity Income                  New York Insurance Company
 Fund                          Attn Jean Hoysradt                          ------                             ------
 Class B                       New York, NY 10010-1603

Capital                        New York Life Trust Company
 Appreciation                  Client Accounts                             ------                             ------
  Class A                      51 Madison Avenue Rm 117A
                               New York NY 10010-1603

Value Fund                     New York Life Trust Company
  Class A                      Client Accounts                             ------                             ------
                               51 Madison Avenue Rm 117A
                               New York NY 10010-1603

Convertible                    New York Life Trust Company
 Fund                          Client Accounts                             ------                             ------
 Class A                       51 Madison Avenue Rm 117
                               New York NY 10010-1603

Government                     New York Life Trust Company
  Fund                         Client Accounts                             ------                             ------
  Class A                      51 Madison Avenue Rm 117A

Tax Free                       Schmitt Family Trust
  Bond Fund                    Dtd 9-13-91                                 ------                             ------
  Class                        A James S Schmitt & Don L Waters
                               & Kim Schmitt Fogarty TTEES PO
                               Box 1566 Savannah GA 31402-1566

Tax Free                       Michael N. Marks
  Bond Fund                    PO Box 529                                  ------                             ------
  Class A                      Pottsboro TX 75076-0529

Tax Free                       Jaroth II LLC
  Bond Fund                    Michael Zumbo TTEE                          ------                             ------
  Class A                      Thomas Keane TTEE
                               14472 Wicks Blvd
                               San Leandro CA 94577-9712

Money Market                   Koch Industries Inc.
   Fund                        Darryl J Graham TTEE                        ------                             ------
   Class A                     1299 Ocean Avenue Suite 700
                               Santa Monica CA 90401-1036

Money Market                   New York Life Trust Company
   Fund                        Client Accounts                             ------                             ------
   Class A                     51 Madison Avenue Rm 117A
                               New York NY 10010-1603

International                  Merrill Lynch Pierce Fenner &
   Bond Fund                   Smith Inc - for the Sole Benefit            ------                             ------
   Class A                     of its Customers
                               Attn: Fund Administration 97T78
                               4800 Dear Lake Drive East 3rd FL
                               Jacksonville FL 32246-6484

International                  Defined Benefit Pension Trust of
   Bond Fund                   FMCNA                                       ------                             ------
   Class A                     c/o The Free Methodist Foundation
                               PO Box 580
                               8050 Spring Arbor Road
                               Strong Arbor MI 49283-0580

International                  NYLIFE Distributors
   Bond Fund                   Attn George Daoust                          ------                             ------
   Class A                     260 Cherry Hill Rd
                               Parsippany NJ 07054-1108

International                  New York Life Trust Company
   Equity Fund                 Clients Accounts                            ------                             ------
   Class A                     New York NY 10010-1603

International                  NYLIFE Distributors
   Equity Fund                 Attn George Daoust                          ------                             ------
   Class A                     260 Cherry Hill Rd
                               Parsippany NJ 07054-1108

Total Return                   New York Life Trust Company
   Fund                        Client Accounts                             ------                             ------
   Class A                     51 Madison Avenue Rm 117A
                               New York NY 10010-1603

Strategic Income               James C. Calano
   Fund                        200 Boulder View Lane                       ------                             ------
   Class A                     Boulder CO 80304-0491

Strategic Income               New York Life Ins. General Account
   Fund                        Attn Richard Schwartz                       ------                             ------
   Class A                     260 Cherry Hill Rd
                               Parsippany NJ 07054-1187

Strategic Value                New York Life Insurance Company
   Fund                        Attn Richard Schwartz                       ------                             ------
   Class A                     260 Cherry Hill Rd
                               Parsipany NJ 07054-1187

Blue Chip                      New York Life Insurance Company
   Growth Fund                 Attn Jean Hoysradt                          ------                             ------
   Class A                     51 Madison Avenue
                               New York NY 10010-1603

Global High                    New York Life Insurance Company
   Yield Fund                  Attn Jean Hoysradt                          ------                             ------
   Class A                     51 Madison Avenue
                               New York NY 1010-1603

Global High                    Hedwig E. Martin TTEE
   Yield Fund                  FBO The Matin Survivors Tr                  ------                             ------
   Class B                     u/a dtd 7/24/91
                               Novato CA 94947-2032

Global High                    New York Life Insurance Company
   Yield Fund                  Attn Jean Hoysradt                          ------                             ------
   Class B                     51 Madison Avenue
                               New York NY 10010-1603

Growth Opportunities           New York Life Insurance Company
   Fund                        Attn Jean Hoysradt                          ------                             ------
   Class A                     51 Madison Avenue
                               New York NY 10010-1603

Growth Opportunities           Attn Sonny Panaligan
   Fund                        c/o CTC Illinois Tr Co                      ------                             ------
   Class B                     Wexford Clearing Services Corp FBO
                               County Employees Annuity TTEE
                               Benefit Fund 33
                               Chicago IL 60606

Growth Opportunities           New York Life Trust Company
   Fund                        Cust for the IRA of                         ------                             ------
   Class B                     Henry E Brantley Jr
                               585 Longville Church Rd
                               Longville LA 70652-5040

Growth Opportunities           New York Life Insurance Company
   Fund                        Attn Jean Hoysradt                          ------                             ------
   Class B                     51 Madison Avenue
                               New York NY 10010-1603

Small Cap                      New York Life Insurance Company
   Value Fund                  Attn Jean Hoysradt                          ------                             ------
   Class A                     51 Madison Avenue
                               New York NY 10010-1603

Small Cap                      New York Life Insurance Company
   Value Fund                  Attn Jean Hoysradt                          ------                             ------
   Class B                     51 Madison Avenue
                               New York NY 10010-1603

Small Cap                      New York Life Insurance Company
   Growth Fund                 Attn Jean Hoysradt                          ------                             ------
   Class A                     51 Madison Avenue
                               New York NY 10010-1603

Small Cap                      New York Life Insurance Company
   Growth Fund                 Attn Jean Hoysradt                          ------                             ------
   Class B                     51 Madison Avenue
                               New York NY 10010-1603

California Tax                 Jaroth II LLC
   Free Fund                   Michael Zumbo TTEE                          ------                             ------
   Class A                     Thomas Keane TTEE
                               14472 Wicks Blvd
                               San Leandro CA 94577-6712

California Tax                 NYLIFE Distributors Inc.
   Free Fund                   c/o George Daoust                           ------                             ------
   Class A                     PO Box 421
                               Parsippany NJ  07054-0421

California Tax                 Otto V. & Yvonne Louise-Ericksen
   Free Fund                   Tschudi Revoc Living Tst Dtd 9-8-88         ------                             ------
   Class A                     Otto V. & Yvonne Louise-Ericksen
                               Tschudi TTEES
                               1885 St Andrews Dr
                               Moraga CA 94556-1057

Strategic Income               NYLIFE Distributors Inc.
   Fund                        Attn George Daoust                          ------                             ------
   Class B                     300 Interpace Parkway
                               Parsippany NJ 07054-1100

New York Tax                   Felice Brand
   Free Fund                   156 Wright Ave                              ------                             ------
   Class B                     Deer Park NY 11729-2224

New York Tax                   Henry Sheiman Irrevocable Trust
   Free Fund                   Dtd 03/06/97                                ------                             ------
   Class B                     Robert Sheiman TTEE
                               David Brown TTEE
                               411 Theodore Fremd Ave Ste 3
                               Rye NY 10580-1411

California Tax                 William J & Elinor G. Potikian
   Free Fund                   Family Revocable Trust                      ------                             ------
   Class B                     Dtd 8-17-93
                               Jacinda Potikian TTEE
                               4475 N College
                               Fresno CA 93704-3806

(1) This information, not being within the knowledge of the Trust, has been furnished by each of the above persons. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934. Fractional Shares have been omitted.

(2) Mr. George Daoust, in connection with his position with NYLIFE Distributors, has the power to vote all of the shares shown in the above table owned by NYLIFE Distributors. Mr. Daoust disclaims beneficial ownership of such shares.

       NYLIFE Distributors Inc. is a corporation organized under the laws of Delaware. NYLIFE Distributors Inc. is a wholly owned subsidiary of NYLIFE Inc., and an indirect wholly owned subsidiary of New York Life Insurance Company.

CODE OF ETHICS

       The Trust has adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust or an Investment Sub-Adviser unless such power is the result of their position with the Trust or Investment Sub-Adviser. Such persons are generally required to preclear all security transactions with the Trust's Compliance Officer or his designee and to report all transactions on a regular basis. The Trust has developed procedures for administration of the Code. The Sub-Advisers that are unaffiliated with New York Life Insurance Company have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS
-------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.
-------------------------------------------------------------------------------

Corporate and Municipal Bond Ratings Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

Municipal Short-Term Loan Ratings

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Corporate Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S
-------------------------------------------------------------------------------

Corporate and Municipal Long-Term Debt Ratings
Investment Grade
AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Short-Term Rating Definitions

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                   AUDITED FINANCIAL STATEMENT FOR NYLIFE INC.

[TO BE INSERTED]

                               THE MAINSTAY FUNDS

                            PART C. OTHER INFORMATION

ITEM 23.       EXHIBITS

a.             (1)    Amended and Restated  Declaration  of Trust dated August
                      30, 1991 -- Previously filed as Exhibit 1(a) to
                      Post-Effective Amendment No. 13*

               (2) Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.01 Per Share dated October 26, 1992 -- Previously filed as
                      Exhibit 1(b) to Post-Effective Amendment No. 16*

               (3) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share -- Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 11*

               (4) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share -- Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 23*

               (5) Form of Declaration of Trust as Amended and Restated December 31, 1994 -- Previously filed as Exhibit 1(e) to Post-Effective Amendment No. 27*

               (6) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share -- Previously filed as Exhibit 1(e) to Post-Effective Amendment No. 28*

               (7) Form of Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share -- Previously filed as Exhibit 1(g) to Post-Effective Amendment No. 35*

               (8) Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share -- Previously filed as Exhibit 1(h) to Post-Effective Amendment No. 38*

               (9) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share -- Previously filed as Exhibit 1(i) to Post--Effective Amendment No. 47*

b.               (1)  Amended and Restated By-laws dated August 30, 1991
                       -- Previously filed as Exhibit 2 to Post-Effective
                      Amendment No. 13*

                 (2) Amended and Restated By-Laws dated December 31, 1994 -- Previously filed as Exhibit 2(b) to Post-Effective Amendment No. 32*

c.                    Specimen Share Certificate  -- Previously  filed as
                      Exhibit 4 to Pre-Effective Amendment No. 2*

d.               (1)(a)    Revised Form of Investment Advisory Agreement --
                           Capital Appreciation Fund -- Previously filed as
                           Exhibit  5(a)(1) to Pre-Effective Amendment No. 2*

                    (b) Revised Form of Investment Advisory Agreement -- Value Fund -- Previously filed as Exhibit 5(a)(2) to Pre-Effective Amendment No. 2*

                    (C) Revised Form of Investment Advisory Agreement -- Convertible Fund -- Previously filed as Exhibit 5(a)
                           (3) to Pre-Effective Amendment No. 2*

                    (d) Revised Form of Investment Advisory Agreement -- High Yield Corporate Bond Fund -- Previously filed as Exhibit 5(a)(4) to Pre-Effective Amendment No. 2*

                    (e) Revised Form of Investment Advisory Agreement -- Government Fund -- Previously filed as Exhibit 5(a)
                           (5) to Pre-Effective Amendment No. 2*

                    (f) Revised Form of Investment Advisory Agreement -- Money Market Fund -- Previously filed as Exhibit 5(a)
                           (6) to Pre-Effective Amendment No. 2*

                    (g) Form of Investment Advisory Agreement -- Tax Free Bond Fund -- Previously filed as Exhibit 5(a)(7) to Post-Effective Amendment No. 2*

                    (h) Revised Form of Investment Advisory Agreement -- Total Return Fund -- Previously filed as Exhibit 5(a)
                           (9) to Post-Effective Amendment No. 4*

                    (i) Form of Investment Advisory Agreement -- Equity Index Fund -- Previously filed as Exhibit 5(a) to Post-Effective Amendment No. 7*

                     (j) Form of Investment Advisory Agreement -- California Tax Free Fund and New York Tax Free Fund -- Previously filed as Exhibit 5(a) to Post-Effective Amendment No. 11*

                     (k) Form of Investment Advisory Agreement -- International Equity Fund and International Bond Fund -- Previously filed as Exhibit 5 to Post-Effective Amendment No. 23*

                     (l) Form of Investment Advisory Agreement--Strategic Income Fund -- Previously filed as Exhibit 5(a)(12) to Post-Effective Amendment No. 35*

                     (m) Form of Management Agreement -- Strategic Value Fund -- Previously filed as Exhibit 5(a)(13) to Post Effective Amendment No. 38*

                     (n) (1)Management Agreement - Strategic Value Fund**
                         (2)Management Agreement - All Funds except Strategic
                            Value Fund**

                  (2)(a) Form of Sub-Advisory Agreement -- Strategic Value Fund -- Previously filed as Exhibit 5(b)(1) to Post-Effective Amendment No. 38*

                     (b) Form of Composite Sub-Advisory Agreement -- Previously filed as Exhibit 5(b)(2) to Post-Effective Amendment No. 42*

                     (c)    Sub-Advisory Agreement - Blue Chip Growth Fund**

                     (d)    Sub-Advisory Agreement - Growth  Opportunities
                            Fund**

                     (e)    Sub-Advisory Agreement - Research Value Fund**

                     (f)    Sub-Advisory Agreement - Small Cap Value Fund**

                     (g)    Sub-Advisory Agreement - Equity Index Fund**

                     (h) Sub-Advisory Agreement - with MacKay-Shields Financial Service Corporation**

                     (i)    Sub-Advisory Agreement - MAP Equity Fund**

e.             (1)(a)  Form of Distribution Agreement -- Previously filed as
                       Exhibit 6(a) to Post-Effective Amendment No. 22*

                  (b)  Distribution Agreement**

               (2)(a) Form of Soliciting Dealer Agreement -- Previously filed as Exhibit 6(b) to Pre-Effective Amendment No. 1*

                  (b)  Soliciting Dealer Agreement**

f.                    Inapplicable

g.           (1)      Custodian Contract with State Street Bank and Trust
                      Company -- Previously filed as Exhibit 8(a) to
                      Pre-Effective Amendment No. 1*

             (2)      Fee schedule for Exhibit 8(a) -- Previously filed as
                      Exhibit 8(b) to Pre-Effective Amendment No. 2*

             (3) Custodian Contract with The Bank of New York -- Previously filed as Exhibit 8(a) to Post-Effective Amendment No. 7*

             (4) Amendment to Custodian Contract with State Street Bank and Trust Company**

h.           (1)(a)   Form of Transfer Agency Agreement -- Previously  filed as
                      Exhibit 9(a)(1) to Post-Effective Amendment No. 37*

                (b) Form of Subtransfer Agency Agreement -- Previously filed as Exhibit 9(a)(2) to Post-Effective Amendment No. 37*

                (c)   Transfer Agency Agreement**

                (d)   Sub-Transfer Agency Agreement**

             (2)(a) Form of Administration Agreement -- Equity Index Fund -- Previously filed as Exhibit 9(b) to Post Effective Amendment No. 20*

                (b) Form of Administration Agreement -- California Tax Free Fund and New York Tax Free Fund -- Previously filed as
                      Exhibit 9(b) to Post-Effective Amendment No. 21*

                (c) Form of Composite Administration Agreement -- Capital Appreciation Fund, Value Fund, Convertible Fund, Total Return Fund, High Yield Corporate Bond Fund, Government Fund and Tax Free Bond Fund -- Previously filed as Exhibit 9(b) to Post-Effective Amendment No. 22*

                (d) Form of Administration Agreement -- International Equity Fund and International Bond Fund -- Previously filed as
                      Exhibit 9(b) to Post-Effective Amendment No. 23*

                (e) Form of Administration Agreement -- Strategic Income Fund -- Previously filed as Exhibit 9(b)(5) to Post-Effective Amendment No. 35*

             (3) Form of Fund Accounting Service Agreement -- Previously filed as Exhibit 9(11) to Post-Effective Amendment No. 6*

                (4) Form of Guaranty Agreement -- Equity Index Fund -- Previously filed as Exhibit 9(c) to Post-Effective Amendment No. 7*

                (5) Form of Services Agreement between The MainStay Funds and NYLIFE Distributors Inc. -- Previously filed as Exhibit 9
                       (b) to Post-Effective Amendment No. 25*

                (6) Form of Service Agreement -- Previously filed as Exhibit 9(g) to Post-Effective Amendment No. 33*

                (7) Form of Service Agreement with New York Life Benefit Services, Inc. -- Previously filed as Exhibit 9(g) to Post-Effective Amendment No. 37*

                (8)    Fund Accounting Agreement**

                (9)    Guaranty Agreement - Equity Index Fund**

i.                     Opinion and consent of counsel - Previously filed as
                       Exhibit 10 to Post-Effective Amendment No. 45 (accession number 0000950130-98-002195)*

j.                     Consent of independent accountants**

k.                     Financial Statements.**

l. Investment representation letter relating to initial capital -- Previously filed as Exhibit 13 to Pre-Effective Amendment No. 1*

m.              (1)(a) Form of Composite Plan of Distribution pursuant to
                       Rule 12b-1 (Class A shares) as approved October 30, 1995 -- Capital Appreciation Fund, Value Fund, Convertible Fund, Total Return Fund, High Yield Corporate Bond Fund, Government Fund and Tax Free Bond Fund -- Previously filed as Exhibit 15(a)(1) to Post-Effective Amendment No. 32*

                   (b) Form of Composite Plan of Distribution pursuant to Rule
                       12b-1 (Class B Shares) as approved October 30, 1995 -- Capital Appreciation Fund, Value Fund, Convertible Fund, Global Fund, Total Return Fund, Natural Resources/Gold Fund, High Yield Corporate Bond Fund, Government Fund and Tax Free Bond Fund -- Previously filed as Exhibit 15(a)
                       (2) to Post-Effective Amendment No. 32*

                   (c) Form of Plan of Distribution pursuant to Rule 12b-1
                       (Class A Shares) as approved October 30, 1995 -- International Equity Fund and International Bond

                       Fund -- Previously filed as Exhibit 15(a)(3) to Post-Effective Amendment No. 33*

                   (d) Form of Plan of Distribution pursuant to Rule 12b-1
                       (Class B Shares) as approved October 30, 1995 -- International Equity Fund and International Bond Fund -- Previously filed as Exhibit 15(a)(4) to Post-Effective Amendment No. 33*

                   (e) Form of Plan of Distribution pursuant to Rule 12b-1
                       (Class A Shares) as approved October 30, 1995 -- California Tax Free Fund, New York Tax Free Fund and Equity Index Fund -- Previously filed as Exhibit 15(a)(5) to Post-Effective Amendment No. 33*

                   (f) Form of Plan of Distribution pursuant to Rule 12b-1
                       (Class B Shares) as approved October 30, 1995 -- California Tax Free Fund and New York Tax Free Fund -- Previously filed as Exhibit 15(a)(6) to Post-Effective Amendment No. 33*

                   (g) Form of Plan of Distribution pursuant to Rule 12b-1
                       (Class A Shares) -- MainStay Strategic Income Fund
                       -- Previously filed as Exhibit 15(a)(7) to Post-Effective Amendment No. 34*

                   (h) Form of Plan of Distribution pursuant to Rule 12b-1
                       (Class B Shares) -- MainStay Strategic Income Fund
                       -- Previously filed as Exhibit 15(a)(8) to Post-Effective Amendment No. 34*

                   (i) Form of Plan of Distribution pursuant to Rule 12b-1
                       (Class A shares) -- MainStay Strategic Value Fund -- Previously filed as Exhibit 15(a)(9) to Post-Effective Amendment No. 38*

                   (j) Form of Plan of Distribution pursuant to Rule 12b-1
                       (Class B shares) -- MainStay Strategic Value Fund -- Previously filed as Exhibit 15(a)(10) to Post-Effective Amendment No. 38*

                   (k) Form of Composite Plan of Distribution pursuant to Rule
                       12b-1 as approved October 24, 1997 - Previously filed as
                       Exhibit 15(a)(11) to Post-Effective Amendment No. 42*

                   (l) Form of Plan of Distribution pursuant to Rule 12b-1
                       (Class C shares) - previously filed as Exhibit 15(a)(12) to Post-Effective Amendment No. 50*

                   (m) Plan of Distribution pursuant to Rule 12b-1 (Class A
                       shares)--MAP Equity Fund**

                   (n) Plan of Distribution pursuant to Rule 12b-1 (Class B
                       shares)--MAP Equity Fund**

               (o) Plan of Distribution pursuant to Rule 12b-1 (Class C shares)--MAP Equity Fund**

n.             Not applicable

o. Form of Multiple Class Plan Pursuant to Rule 18f-3 -- Previously filed as Exhibit 18 to Post-Effective Amendment No. 30*

               *      Incorporated herein by reference

               **     To be filed by amendment.

               ***    Filed herewith.

ITEM 24.              PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                      REGISTRANT

        The following chart indicates the persons controlled by New York Life:

Name                                              Jurisdiction of Organization    Percent of Voting Securities
----                                              ----------------------------    ----------------------------
                                                                                  Owned
                                                                                  -----
--------------------------------------------------------------------------------------------------------------
Eagle Strategies Corporation                      Arizona                         100%
--------------------------------------------------------------------------------------------------------------
Greystone Realty Corporation                      Delaware
  which owns 100% of the shares of
     Greystone Realty Management, Inc.            Delaware                        100%
--------------------------------------------------------------------------------------------------------------
NYLIFE Administration Corp.                       Texas                           100%

--------------------------------------------------------------------------------------------------------------
MacKay-Shields Financial Corporation              Delaware                        100%
--------------------------------------------------------------------------------------------------------------
MSC Holding, Inc. (formerly Magnus Software       Georgia                         85.43%
Corporation, Inc.)
--------------------------------------------------------------------------------------------------------------
Madison Square Advisors, Inc.                     Delaware                        100%
--------------------------------------------------------------------------------------------------------------
MainStay Institutional Funds Inc.                 Maryland                        ***
--------------------------------------------------------------------------------------------------------------
MainStay Management, Inc.                         Delaware                        100%
--------------------------------------------------------------------------------------------------------------
MainStay Shareholder Services, Inc.               Delaware                        100%
--------------------------------------------------------------------------------------------------------------

Name                                              Jurisdiction of Organization    Percent of Voting Securities
----                                              ----------------------------    ----------------------------
                                                                                  Owned
                                                                                  -----
--------------------------------------------------------------------------------------------------------------
Monitor Capital Advisors, Inc.                    Delaware                        100%
--------------------------------------------------------------------------------------------------------------
NYLIFE SFD Holding, Inc.                          Delaware                        100%
 which owns 83.33% of NYLIFE
  Structured Asset Management Company Ltd.        Texas
--------------------------------------------------------------------------------------------------------------
New York Life Capital Corporation                 Delaware                        100%
--------------------------------------------------------------------------------------------------------------
New York Life Insurance and Annuity Corporation   Delaware                        100%
--------------------------------------------------------------------------------------------------------------
New York Life International Investment Inc.       Delaware                        100%
  which owns 100% of the shares of:
  Monetary Research Ltd.                          Bermuda
    and 100% of the shares of:
      NYL Management Limited                      United Kingdom
--------------------------------------------------------------------------------------------------------------
MainStay VP Series Fund, Inc.                     Maryland                        *
--------------------------------------------------------------------------------------------------------------
New York Life International, Inc. (formerly New   Delaware                        100%
York Life Worldwide Holding Inc.), which owns
100% of the shares of:
--------------------------------------------------------------------------------------------------------------
   New York Life Worldwide Capital, Inc.          Delaware
   New York Life Worldwide Development, Inc.      Delaware
--------------------------------------------------------------------------------------------------------------
   New York Life Worldwide (Bermuda) Ltd.         Bermuda
   New York Life International Holding Ltd.       Mauritius
--------------------------------------------------------------------------------------------------------------
New York Life Insurance Worldwide Ltd.            Bermuda

--------------------------------------------------------------------------------------------------------------
New York Life (U.K.) Ltd.,                        England                         100%
which owns 100% of the shares of:
--------------------------------------------------------------------------------------------------------------
Windsor Construction Company Limited              England
   and 33.3% of
--------------------------------------------------------------------------------------------------------------
   Japan Gamma Asset Management Limited           Japan
      and 31.5% of the shares of:
--------------------------------------------------------------------------------------------------------------
   Life Assurance Holding Corporation Limited,    Japan
    which owns 100% of the shares of:
   Windsor Life Assurance Company Limited
    and which owns 51% of the shares of:
--------------------------------------------------------------------------------------------------------------

Name                                              Jurisdiction of Organization    Percent of Voting Securities
----                                              ----------------------------    ----------------------------
                                                                                  Owned
                                                                                  -----
--------------------------------------------------------------------------------------------------------------
  KOHAP New York Life Insurance Ltd.              South Korea
    and which owns 50.2% of the shares of:
--------------------------------------------------------------------------------------------------------------
P.T. Asuransi Jiwa Sewur - New York               Indonesia
     and which owns 49% of the shares of:
  GEO New York Life, S.A.
--------------------------------------------------------------------------------------------------------------
NYLIFE Depositary Corporation which owns 16.67%   Delaware                        100%
of NYLIFE Structured Asset Management Company
Ltd.                                              Texas
--------------------------------------------------------------------------------------------------------------
New York Life Benefit Services, Inc. which owns   Massachusetts                   100%
100% of  ADQ Insurance Agency Inc.                Massachusetts
--------------------------------------------------------------------------------------------------------------
New York Life Trust Company                       New York                        100%
--------------------------------------------------------------------------------------------------------------
NYLIFE Distributors Inc.                          Delaware                        100%
--------------------------------------------------------------------------------------------------------------
NYLIFE HealthCare Management Inc., which owns
54.3% of total combined stock and 89.6% of the
voting rights of:                                 Delaware
--------------------------------------------------------------------------------------------------------------
  Express Scripts, Inc., which owns 100% of the   Delaware
shares of:
--------------------------------------------------------------------------------------------------------------
  Great Plains Reinsurance Company                Canada
--------------------------------------------------------------------------------------------------------------
  Practice Pattern Science, Inc.
  ESI Canada Holdings, Inc.,                      Canada
    which owns 100% of the shares of:
--------------------------------------------------------------------------------------------------------------
    ESI Canada, Inc.                              Canada
--------------------------------------------------------------------------------------------------------------
    IVTx of Houston, Inc.                         Texas
--------------------------------------------------------------------------------------------------------------
    IVTx of Dallas, Inc.                          Texas
--------------------------------------------------------------------------------------------------------------
    PhyNet, Inc.                                  Delaware
--------------------------------------------------------------------------------------------------------------
Express Scripts Vision Corporation                Delaware
--------------------------------------------------------------------------------------------------------------
Avanti Corporate Health Systems Inc.              Delaware                        100%
which owns 100% of the shares of:
--------------------------------------------------------------------------------------------------------------
            Avanti of the District, Inc.          Maryland
--------------------------------------------------------------------------------------------------------------
            Avanti of New Jersey, Inc.            New Jersey
        and owns 80% of the shares of:
--------------------------------------------------------------------------------------------------------------

Name                                              Jurisdiction of Organization    Percent of Voting Securities
----                                              ----------------------------    ----------------------------
                                                                                  Owned
                                                                                  -----
--------------------------------------------------------------------------------------------------------------
    Physicians Health Services Foundation, Inc.   Maryland
--------------------------------------------------------------------------------------------------------------
Prime Provider Corp., which owns 100% of the      New York                        100%
shares of:
   Prime Provider Corp. of Texas                  Texas
--------------------------------------------------------------------------------------------------------------
WellPath of Arizona Reinsurance Company           Arizona                         100%
--------------------------------------------------------------------------------------------------------------
NYLCare NC Holdings, Inc.                         Delaware                        100%
  which owns 50% of the shares of:

WellPath Community Health Plan Holdings, L.L.C.   North Carolina
   which owns 100% of:

WPCHP Holdings, Inc.                              Delaware
    and 99% of:

      WellPath Preferred Services, L.L.C. and     North Carolina
      WellPath Select Holdings, L.L.C.            North Carolina
         which owns 100% of:
      WellPath Select, Inc.                       North Carolina
      WellPath of Carolina, Inc.                  North Carolina

--------------------------------------------------------------------------------------------------------------
ETHIX Southeast, Inc.                             North Carolina                  100%
--------------------------------------------------------------------------------------------------------------
NYLIFE Inc.                                       New York                        100%
--------------------------------------------------------------------------------------------------------------
NYLIFE Insurance Company of Arizona               Arizona                         100%
--------------------------------------------------------------------------------------------------------------
NYLIFE Refinery, Inc.                             Delaware                        100%
--------------------------------------------------------------------------------------------------------------
NYLIFE Securities Inc.                            New York                        100%
--------------------------------------------------------------------------------------------------------------
NYLINK Insurance Agency Incorporated              Delaware                        100%
which owns 100% of the shares of:
--------------------------------------------------------------------------------------------------------------
    NYLINK Insurance Agency of Alabama,           Alabama
      Incorporated
--------------------------------------------------------------------------------------------------------------
    NYLINK Insurance Agency of New Mexico,        New Mexico
      Incorporated
--------------------------------------------------------------------------------------------------------------
    NYLINK Insurance Agency of Hawaii,            Hawaii
      Incorporated
--------------------------------------------------------------------------------------------------------------

Name                                              Jurisdiction of Organization    Percent of Voting Securities
----                                              ----------------------------    ----------------------------
                                                                                  Owned
                                                                                  -----
--------------------------------------------------------------------------------------------------------------
   NYLINK Insurance Agency of Massachusetts,      Massachusetts
      Incorporated

-------------------------------------------------------------------------------------------------------------
and 50% of the shares of                                                          0%
   NYLIFE Insurance Agency of Ohio, Incorporated
-------------------------------------------------------------------------------------------------------------
   NYLIFE International                                                           100%
   Investment Asia Ltd.

-------------------------------------------------------------------------------------------------------------
NYLTEMPS Inc.                                     Delaware                        100%
-------------------------------------------------------------------------------------------------------------



---------------------

+ By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-1A.

* New York Life serves as investment adviser to these entities, the shares of which are held of record by separate accounts of New York Life (for the New York Life Fund, Inc.) and NYLIAC (for the MainStay VP Series Fund, Inc.). New York Life disclaims any beneficial ownership and control of these entities.

**      New York Life Foundation does not issue voting securities.

*** New York Life Insurance Company, MacKay-Shields Financial Corporation and Monitor Capital Advisors, Inc. serve as sub-advisers to this entity.

   ITEM 25.  INDEMNIFICATION

        New York Life Insurance Company maintains Directors & Officers Liability insurance coverage totaling $100 million. The coverage limit applies each year and has been extended to cover Directors, Trustees and Officers of the Trust, and subsidiaries and certain affiliates of New York Life. Subject to the policies' terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims, including related expenses, made against them while acting in their capacities as such. The primary policy in the amount of $25 million is issued by National Union Fire Insurance Company of Pittsburgh, PA, and the excess policies in the amount at $75 million are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

        Article IV of Registrant's Declaration of Trust states as follows:

        Section 4.3.  Mandatory Indemnification.

        (a) Subject to the exceptions and limitations contained in paragraph (b) below:

            (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

        (b) No indemnification shall be provided hereunder to a Trustee or officer:

            (i) against any liability to the Trust or a Series thereof or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

            (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

            (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
        (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (A) by the court or other body approving the settlement or other disposition; or

               (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

        (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

        (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceedings of the character described in paragraph (a) of this
Section 4.3 shall be advanced by the Trust or a Series thereof to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

            (i) such undertaking is secured by surety bond or some other appropriate security provided by the recipient, or the Trust or a Series thereof shall be insured against losses arising out of any such advances; or

            (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

        As used in this Section 4.3, a "Non-interested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

        The business of MainStay Management, Inc., New York Life Insurance Company, GAMCO Investors, Inc., John A. Levin & Co., Inc., Dalton, Greiner, Hartman, Maher & Co., MacKay-Shields Financial Corporation and Monitor Capital Advisors, Inc. is summarized under "Know with Whom You're Investing" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

        The business or other connections of each director and officer of MainStay Management, Inc. is currently listed in the investment adviser registration on Form ADV for MainStay Management, Inc. (File No. 801-54912) and is hereby incorporated herein by reference.

        The business or other connections of each director and officer of MacKay-Shields Financial Corporation is currently listed in the investment adviser registration on Form ADV for MacKay-Shields Financial Corporation (File No. 801-5594) and is hereby incorporated herein by reference.

        The business or other connections of each director and officer of Monitor Capital Advisors, Inc. is currently listed in the investment adviser registration on Form ADV for Monitor Capital Advisors, Inc. (File No. 801-34412) and is hereby incorporated herein by reference.

        The business or other connections of each director and officer of New York Life Insurance Company is currently listed in the investment adviser registration on Form ADV for New York Life Insurance Company (File No. 801-19525) and is hereby incorporated herein by reference.

        The business or other connections of each director and officer of GAMCO Investors, Inc. is currently listed in the investment adviser registration on Form ADV for GAMCO Investors, Inc. (File No. 801-14132) and is hereby incorporated herein by reference.

        The business or other connections of each director and officer of John
A. Levin & Co., Inc. is currently listed in the investment adviser registration on Form ADV for John A Levin & Co., Inc. (File No. 801-52602) and is hereby incorporated herein by reference.

        The business or other connections of each director and officer of Dalton, Greiner, Hartman, Maher & Co. is currently listed in the investment adviser registration on Form ADV for Dalton, Greiner, Hartman, Maher & Co. (File No. 801-36175) and is hereby incorporated here in by reference.

        The business and other connections of each director and officer of Markston International LLC is currently listed in the investment adviser registration on Form ADV for Markston Investment Management (File No. 801-31657) and is hereby incorporated by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

        (a)  None.
        (b)

                                                                          (3)
(1)                          (2)                                         Positions and
Name and Principal           Position and Office with                    Offices with
Business Address             NYLIFE Distributors Inc.                     Registrant
------------------           ------------------------                    -------------
Davidson, Sheila(2)          Chief Compliance Officer                     None

Boyce, Jefferson C.(2)       Director                                     Senior Vice President

Brady, Robert E.(1)          Director and Vice President                  None

Boccio, Frank M.(2)          Director                                     None

Rock, Robert D.(2)           Director                                     None

Gallo, Michael G.(2)         Director                                     None

Hildebrand, Phillip J.(2)    Director                                     None

Roussin, Stephen C.(3)       Director and Senior Vice President           President and Chief

Gordon, Mark (3)             President                                    None

Polis, Anthony W.(3)         Vice President and Chief Financial Officer   Chief Financial Officer

Calhoun, Jay S.(2)           Vice President and Treasurer                 None

Warga, Thomas J.(2)          Senior Vice President and General Auditor    None

Livornese, Linda M.(2)       Vice President                               None

Murray, Thomas J.(2)         Corporate Vice President                     None

Zuccaro, Richard W.(2)       Tax Vice President                           Tax Vice President

Krystel, David J.(2)         Vice President                               None

O'Byrne, John H.(2)          Vice President                               None

Adasse, Louis H.(2)          Corporate Vice President                     None

Daoust, George R.(3)         Assistant Vice President                     None

Arizmendi, Arphiela(3)       Assistant Vice President                     Assistant Treasurer

Cirillo, Antoinette B.(3)    Assistant Vice President                     Assistant Treasurer

Lorito, Geraldine(3)         Assistant Vice President                     Assistant Treasurer

Gomez, Mark A.(2)            Secretary                                    None

Jamison, Ronald M.(2)        Assistant Secretary                          None

Whittaker, Lori S.(2)        Assistant Secretary                          None

(1)     260 Cherry Hill Road, Parsippany, NJ 07054
(2)     51 Madison Avenue, New York, NY 10010
(3) Morris Corporate Center I, Building A, 300 Interpace Parkway, Parsippany, NJ 07054

          (c)  Inapplicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

        Certain accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, the Manager and NYLIFE Distributors Inc., Morris Corporate Center I, Building A, 300 Interpace Parkway, Parsippany, NJ 07054, at MacKay-Shields Financial Corporation, 9 West 57th Street, New York, NY 10019; Monitor Capital Advisors, Inc., 504 Carnegie Center, Princeton, New Jersey 08540; New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010; GAMCO Investors, Inc., One Corporate Center, Rye, NY 10580; John A. Levin & Co., Inc., One Rockefeller Plaza, 25th Floor, New York, NY 10020; Dalton, Greiner, Hartman, Maher & Co., 1100 Fifth Ave. South, Suite 301, Naples, FL 34102; and Markston Investment Management, 1 North Lexington Avenue, White Plains, NY 10601. Records relating to the Registrant's transfer agent are maintained by MainStay Shareholder Services Inc., 200 Cherry Hill Road, Parsippany, NJ 07054. Records relating to the duties of the Registrant's custodian for the Capital Appreciation Fund, Convertible Fund, High Yield Corporate Bond Fund, Government Fund, Money Market Fund, Tax Free Fund, Total Return Fund and Value Fund are maintained by State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, MA 02171; and records relating to Registrant's custodian for the California Tax Free Fund, New York Tax Free Fund, International Equity Fund, International Bond Fund, Equity Index Fund, Strategic Income Fund and Strategic Value Fund are maintained by The Bank of New York, 110 Washington Street, New York, NY 10286.

ITEM 29.  MANAGEMENT SERVICES.

      Inapplicable.

ITEM 30.  UNDERTAKINGS.

      The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany and the State of New Jersey, on the 11th day of February, 1999.


                             THE MAINSTAY FUNDS

                             By:    /s/ Stephen C. Roussin
                                    -------------------------------
                                    STEPHEN C. ROUSSIN, President

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February 11, 1999.

              Signatures                              Title
              ----------                              -----
        *                                       Chairman and Trustee
-----------------------
RICHARD M. KERNAN, JR.


/s/ Stephen C. Roussin                          President, Chief Executive
-----------------------                         Officer and Trustee
STEPHEN C. ROUSSIN


/s/ Anthony W. Polis                            Chief Financial Officer
-----------------------                         (Principal Financial and
ANTHONY W. POLIS                                Accounting Officer)


       *                                        Trustee
-----------------------
EDWARD J. HOGAN


       *                                        Trustee
-----------------------
HARRY G. HOHN

       *                                        Trustee
----------------------
DONALD K. ROSS


       *                                        Trustee
----------------------
RICHARD M. KERNAN, JR.


       *                                        Trustee
----------------------
NANCY M. KISSINGER


       *                                        Trustee
----------------------
TERRY L. LIERMAN


       **                                       Trustee
----------------------
JOHN B. McGUCKIAN


       *                                        Trustee
----------------------
DONALD E. NICKELSON


       *                                        Trustee
----------------------
RICHARD S. TRUTANIC


       *                                        Trustee
----------------------
WALTER W. UBL


/s/ Jeffrey L. Steele
----------------------
JEFFREY L. STEELE

* Executed by Jeffrey L. Steele pursuant to a power of attorney filed with Post-Effective Amendment No. 44 on March 17, 1998.

** Executed by Jeffrey L. Steele pursuant to a power of attorney filed with Post-Effective Amendment No. 40 on August 28, 1997